                                                                               .
                                                                               .
                                                                               .

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD SECTOR FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD GLOBAL COMMUNICATIONS FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD GLOBAL HEALTH FUND
                                                      THE HARTFORD GLOBAL TECHNOLOGY FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2
A summary of each fund's                  The Hartford Global Communications Fund                                3
goals, principal strategies,              The Hartford Global Financial Services Fund                            8
main risks, performance and               The Hartford Global Health Fund                                       13
expenses                                  The Hartford Global Technology Fund                                   18
Description of other                      Investment strategies and investment matters                          23
investment strategies and                 Terms used in this Prospectus
investment risks
Investment manager and                    Management of the funds                                               28
management fee information
Information on your account               About your account                                                    33
                                          Choosing a share class                                                33
                                          How sales charges are calculated                                      35
                                          Sales charge reductions and waivers                                   36
                                          Opening an account                                                    41
                                          Buying shares                                                         44
                                          Selling shares                                                        45
                                          Transaction policies                                                  50
                                          Dividends and account policies                                        53
                                          Additional investor services                                          54
Further information on the                Financial highlights                                                  56
funds                                     Fund code, CUSIP number and symbol                                    65
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offer: Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Global Health Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Global Health Fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Fund, pursuant to a separate prospectus describing that class.

Each fund is a non-diversified fund. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Wellington Management Company LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic

THE HARTFORD MUTUAL FUNDS                                                      3

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  45
  30
  15
                                      54.81%     23.43%     14.46%     22.23%
   0
 -15
               -36.53%    -30.99%
 -30
 -45

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 29.42% (4th quarter, 2002) and the lowest quarterly return was -22.78% (2nd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      5

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 10/31/00)
   Class A Return Before Taxes                 15.51%   11.75%         -2.29%
   Class A Return After Taxes on
   Distributions                               14.84%   11.46%         -2.51%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.13%   10.10%         -2.06%
   Class B Return Before Taxes                 16.32%   12.00%         -2.07%
   Class C Return Before Taxes                 20.20%   12.19%         -2.11%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%          1.58%
   MSCI AC (All Country) World
   Telecommunication Services Index (reflects
   no deduction for fees, expenses or taxes)   34.21%    7.13%         -1.78%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries.

The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.64%      0.87%      0.74%
   Total annual operating expenses(2)(4)(5)     1.79%(3)   2.77%      2.64%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  722     $  780     $  367
   Year 3                                      $1,082     $1,159     $  820
   Year 5                                      $1,466     $1,664     $1,400
   Year 10                                     $2,539     $2,865     $2,973

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  722     $  280     $  267
   Year 3                                      $1,082     $  859     $  820
   Year 5                                      $1,466     $1,464     $1,400
   Year 10                                     $2,539     $2,865     $2,973

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,

  -  market expectations of future earnings are too low,

  - market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds

 8                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      9

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
                                      29.93%     11.39%     9.56%      19.77%
   0
 -10
                -6.50%    -19.37%
 -20
 -30

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 17.12% (2nd quarter, 2003) and the lowest quarterly return was -20.61% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 10                                                    THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 10/31/00)
   Class A Return Before Taxes                 13.18%    7.67%          6.05%
   Class A Return After Taxes on
   Distributions                               11.84%    7.16%          5.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        9.85%    6.43%          5.08%
   Class B Return Before Taxes                 13.99%    7.85%          6.29%
   Class C Return Before Taxes                 17.87%    8.10%          6.26%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%          1.58%
   MSCI Finance ex Real Estate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   22.96%   13.47%          8.17%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     11

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%      None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)  5.00%      1.00%
   Exchange fees                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%     0.90%      0.90%
   Distribution and service (12b-1) fees        0.25%(3)  1.00%      1.00%
   Other expenses(4)                            0.55%     0.81%      0.65%
   Total annual operating expenses(2)(4)(5)     1.70%(3)  2.71%      2.55%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  713     $  774     $  358
   Year 3                                      $1,056     $1,141     $  794
   Year 5                                      $1,422     $1,635     $1,355
   Year 10                                     $2,448     $2,798     $2,885

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  713     $  274     $  258
   Year 3                                      $1,056     $  841     $  794
   Year 5                                      $1,422     $1,435     $1,355
   Year 10                                     $2,448     $2,798     $2,885

 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily

THE HARTFORD MUTUAL FUNDS                                                     13

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 40%
  30
  20
  10
                1.47%                 31.12%     11.85%     11.88%     10.24%
   0
 -10
                          -17.62%
 -20

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     15

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 05/01/00)
   Class A Return Before Taxes                  4.18%    7.08%         11.85%
   Class A Return After Taxes on
   Distributions                                3.38%    6.29%         10.87%

   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.29%    5.82%          9.96%
   Class B Return Before Taxes                  4.40%    7.21%         11.98%

   Class C Return Before Taxes                  8.46%    7.50%         11.99%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%          1.30%(1)

   Goldman Sachs Health Care Index (reflects
   no deduction for fees, expenses or taxes)    5.42%    4.09%          5.09%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2006.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                None(1)     5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.89%      0.89%      0.89%
   Distribution and service (12b-1) fees       0.25%(3)    1.00%      1.00%
   Other expenses(4)                            0.37%      0.46%      0.32%
   Total annual operating expenses(2)(4)(5)    1.51%(3)    2.35%      2.21%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.99% to 0.89%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  695     $  738     $  324
   Year 3                                      $1,001     $1,033     $  691
   Year 5                                      $1,328     $1,455     $1,185
   Year 10                                     $2,252     $2,477     $2,544

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  695     $  238     $  224
   Year 3                                      $1,001     $  733     $  691
   Year 5                                      $1,328     $1,255     $1,185
   Year 10                                     $2,252     $2,477     $2,544

THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

  - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily

 18                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     19

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
                                      60.13%     0.21%      10.56%     9.93%
   0
 -15
               -22.63%    -38.45%
 -30
 -45

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001).
--------------------------------------------------------------------------------

 20                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                               LIFE OF FUND
                                          1 YEAR   5 YEARS   (SINCE 05/01/00)
   Class A Return Before Taxes             3.88%    2.55%         -8.55%
   Class A Return After Taxes on
   Distributions                           3.88%    2.55%         -8.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares   2.52%    2.19%         -6.99%
   Class B Return Before Taxes             4.18%    2.65%         -8.45%
   Class C Return Before Taxes             7.98%    2.93%         -8.47%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           15.78%    6.19%          1.30%(1)
   Goldman Sachs Technology Composite
   Index (reflects no deduction for
   fees, expenses or taxes)                8.96%    1.05%        -11.50%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     21

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                          CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your
   investment)
   Maximum sales charge (load) imposed
   on purchases as a percentage of
   offering price                           5.50%      None       None
   Maximum deferred sales charge (load)
   (as a percentage of purchase price or
   redemption proceeds, whichever is
   less)                                     None(1)  5.00%      1.00%
   Exchange fees                             None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                       0.90%     0.90%      0.90%
   Distribution and service (12b-1) fees    0.25%(3)  1.00%      1.00%
   Other expenses(4)                        0.85%     0.96%      0.71%
   Total annual operating
   expenses(2)(4)(5)                        2.00%(3)  2.86%      2.61%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  742     $  789     $  364
   Year 3                                      $1,143     $1,186     $  811
   Year 5                                      $1,568     $1,709     $1,385
   Year 10                                     $2,749     $2,981     $2,944

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  742     $  289     $  264
   Year 3                                      $1,143     $  886     $  811
   Year 5                                      $1,568     $1,509     $1,385
   Year 10                                     $2,749     $2,981     $2,944

 22                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


The funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Global Communications Fund may invest in emerging markets as part of its principal investment strategy. All other funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks

 24                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Each fund may invest in securities of small capitalization companies as part of their principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them

THE HARTFORD MUTUAL FUNDS                                                     25

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Global Technology Fund may have a relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio

 26                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental

THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

For each of the fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Global Communications Fund    1.00%
The Hartford Global Financial Services
  Fund                                     1.00%
The Hartford Global Health Fund            0.99%
The Hartford Global Technology Fund        1.00%

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors.

David Nincic, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.

GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of the fund since 2007. Prior to this, Mr. Lynch was a member of a team of global

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

industry analysts who had managed the fund since its inception (2000). Mr. Lynch joined the firm as an investment professional in 1994.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.

John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.

Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio

THE HARTFORD MUTUAL FUNDS                                                     31

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.

Anita M. Killian, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.

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CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

THE HARTFORD MUTUAL FUNDS                                                     33
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DISTRIBUTION PLANS


The Company has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing

 34                                                    THE HARTFORD MUTUAL FUNDS
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and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

THE HARTFORD MUTUAL FUNDS                                                     35
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ABOUT YOUR ACCOUNT
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CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the

 36                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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  owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

THE HARTFORD MUTUAL FUNDS                                                     37
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- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

 38                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc.,

THE HARTFORD MUTUAL FUNDS                                                     39
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ABOUT YOUR ACCOUNT
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BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company,
BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to

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payments made in connection with the sale and distribution of the funds' shares
(describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.
As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering

THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 42                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     43

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 44                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     45

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 46                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     47

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully

 50                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend

THE HARTFORD MUTUAL FUNDS                                                     51

TRANSACTION POLICIES
--------------------------------------------------------------------------------

diversification are exempt from the policy described above.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally

THE HARTFORD MUTUAL FUNDS                                                     53

TRANSACTION POLICIES
--------------------------------------------------------------------------------

are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The

 54                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

  Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

 56                                                    THE HARTFORD MUTUAL FUNDS

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $ 7.12       $ 0.15        $ 0.88        $ 1.03      $ (0.10)
  Class B.....................     6.92         0.09          0.87          0.96        (0.07)
  Class C.....................     6.91         0.06          0.88          0.94        (0.05)
  For the Year Ended October
    31, 2005
  Class A.....................     5.48         0.09          1.60          1.69        (0.05)
  Class B.....................     5.34         0.05          1.55          1.60        (0.02)
  Class C.....................     5.33         0.05          1.55          1.60        (0.02)
  For the Year Ended October
    31, 2004(e)
  Class A.....................     4.67         0.06          0.75          0.81           --
  Class B.....................     4.58         0.02          0.74          0.76           --
  Class C.....................     4.57         0.02          0.74          0.76           --
  For the Year Ended October
    31, 2003
  Class A.....................     3.24        (0.01)         1.44          1.43           --
  Class B.....................     3.19        (0.03)         1.42          1.39           --
  Class C.....................     3.19        (0.03)         1.41          1.38           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     4.57           --         (1.33)        (1.33)          --
  Class B.....................     4.54        (0.04)        (1.31)        (1.35)          --
  Class C.....................     4.54        (0.04)        (1.31)        (1.35)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.10)         $ 0.93       $ 8.05
  Class B.....................         --              --           (0.07)           0.89         7.81
  Class C.....................         --              --           (0.05)           0.89         7.80
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.05)           1.64         7.12
  Class B.....................         --              --           (0.02)           1.58         6.92
  Class C.....................         --              --           (0.02)           1.58         6.91
  For the Year Ended October
    31, 2004(e)
  Class A.....................         --              --              --            0.81         5.48
  Class B.....................         --              --              --            0.76         5.34
  Class C.....................         --              --              --            0.76         5.33
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            1.43         4.67
  Class B.....................         --              --              --            1.39         4.58
  Class C.....................         --              --              --            1.38         4.57
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.33)        3.24
  Class B.....................         --              --              --           (1.35)        3.19
  Class C.....................         --              --              --           (1.35)        3.19

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 64.
(e) Per share amounts have been calculated using average shares outstanding method.

 58                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        14.60%       $17,091          1.89%              1.15%            1.83%        104%
        13.93          4,124          2.87               1.78             1.18          --
        13.74          5,321          2.74               1.90             1.01          --
        31.01         15,986          2.01               1.51             1.75          45
        29.92          2,815          3.22               2.26             1.02          --
        29.97          2,765          2.94               2.25             1.08          --
        17.34          8,929          1.93               1.65             1.08          85
        16.59          1,482          3.32               2.35             0.37          --
        16.63          1,306          2.97               2.35             0.43          --
        44.14          6,419          1.95               1.65            (0.08)        100
        43.57          1,555          2.68               2.35            (0.79)         --
        43.26          1,305          2.55               2.35            (0.77)         --
       (29.10)         3,506          2.03               1.65            (0.10)         84
       (29.74)           846          2.70               2.35            (0.80)         --
       (29.74)           736          2.57               2.35            (0.78)         --

THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL FINANCIAL
  SERVICES FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $11.60       $ 0.12        $ 2.40        $ 2.52      $ (0.11)
  Class B.....................    11.39         0.08          2.31          2.39        (0.04)
  Class C.....................    11.39         0.05          2.32          2.37        (0.03)
  For the Year Ended October
    31, 2005
  Class A.....................    10.44         0.11          1.18          1.29        (0.13)
  Class B.....................    10.26         0.01          1.18          1.19        (0.06)
  Class C.....................    10.26         0.02          1.17          1.19        (0.06)
  For the Year Ended October
    31, 2004(e)
  Class A.....................     9.71         0.12          0.69          0.81        (0.08)
  Class B.....................     9.55         0.05          0.69          0.74        (0.03)
  Class C.....................     9.55         0.05          0.69          0.74        (0.03)
  For the Year Ended October
    31, 2003
  Class A.....................     8.03         0.07          1.65          1.72        (0.04)
  Class B.....................     7.92         0.02          1.61          1.63           --
  Class C.....................     7.92         0.02          1.61          1.63           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     9.37         0.04         (1.38)        (1.34)          --
  Class B.....................     9.30        (0.02)        (1.36)        (1.38)          --
  Class C.....................     9.30        (0.02)        (1.36)        (1.38)          --
THE HARTFORD GLOBAL HEALTH
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................    16.50        (0.07)         2.41          2.34           --
  Class B.....................    15.81        (0.20)         2.31          2.11           --
  Class C.....................    15.81        (0.18)         2.30          2.12           --
  For the Year Ended October
    31, 2005
  Class A.....................    15.00        (0.08)         2.35          2.27           --
  Class B.....................    14.50        (0.20)         2.28          2.08           --
  Class C.....................    14.51        (0.19)         2.26          2.07           --
  For the Year Ended October
    31, 2004
  Class A.....................    13.80        (0.10)         1.36          1.26           --
  Class B.....................    13.43        (0.20)         1.33          1.13           --
  Class C.....................    13.44        (0.20)         1.33          1.13           --
  For the Year Ended October
    31, 2003
  Class A.....................    11.42        (0.07)         2.75          2.68           --
  Class B.....................    11.20        (0.15)         2.68          2.53           --
  Class C.....................    11.21        (0.15)         2.68          2.53           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................    13.47        (0.09)        (1.68)        (1.77)          --
  Class B.....................    13.31        (0.18)        (1.65)        (1.83)          --
  Class C.....................    13.32        (0.18)        (1.65)        (1.83)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GLOBAL FINANCIAL
  SERVICES FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.11)         $ 2.41       $14.01
  Class B.....................         --              --           (0.04)           2.35        13.74
  Class C.....................         --              --           (0.03)           2.34        13.73
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.13)           1.16        11.60
  Class B.....................         --              --           (0.06)           1.13        11.39
  Class C.....................         --              --           (0.06)           1.13        11.39
  For the Year Ended October
    31, 2004(e)
  Class A.....................         --              --           (0.08)           0.73        10.44
  Class B.....................         --              --           (0.03)           0.71        10.26
  Class C.....................         --              --           (0.03)           0.71        10.26
  For the Year Ended October
    31, 2003
  Class A.....................         --              --           (0.04)           1.68         9.71
  Class B.....................         --              --              --            1.63         9.55
  Class C.....................         --              --              --            1.63         9.55
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.34)        8.03
  Class B.....................         --              --              --           (1.38)        7.92
  Class C.....................         --              --              --           (1.38)        7.92
THE HARTFORD GLOBAL HEALTH
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (1.00)             --           (1.00)           1.34        17.84
  Class B.....................      (1.00)             --           (1.00)           1.11        16.92
  Class C.....................      (1.00)             --           (1.00)           1.12        16.93
  For the Year Ended October
    31, 2005
  Class A.....................      (0.77)             --           (0.77)           1.50        16.50
  Class B.....................      (0.77)             --           (0.77)           1.31        15.81
  Class C.....................      (0.77)             --           (0.77)           1.30        15.81
  For the Year Ended October
    31, 2004
  Class A.....................      (0.06)             --           (0.06)           1.20        15.00
  Class B.....................      (0.06)             --           (0.06)           1.07        14.50
  Class C.....................      (0.06)             --           (0.06)           1.07        14.51
  For the Year Ended October
    31, 2003
  Class A.....................      (0.30)             --           (0.30)           2.38        13.80
  Class B.....................      (0.30)             --           (0.30)           2.23        13.43
  Class C.....................      (0.30)             --           (0.30)           2.23        13.44
  For the Year Ended October
    31, 2002(e)
  Class A.....................      (0.28)             --           (0.28)          (2.05)       11.42
  Class B.....................      (0.28)             --           (0.28)          (2.11)       11.20
  Class C.....................      (0.28)             --           (0.28)          (2.11)       11.21

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 64.
(e) Per share amounts have been calculated using average shares outstanding method.

 60                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        21.87%       $21,369          1.80%              1.15%            1.11%         52%
        21.06          3,828          2.81               1.78             0.49          --
        20.88          4,082          2.65               1.90             0.35          --
        12.39         13,958          1.88               1.51             0.91          33
        11.58          3,147          2.91               2.28             0.15          --
        11.58          2,769          2.77               2.27             0.16          --
         8.42         12,910          1.78               1.65             1.17          85
         7.71          3,043          2.80               2.35             0.44          --
         7.71          2,459          2.68               2.35             0.44          --
        21.48         12,652          1.90               1.65             0.93          93
        20.58          3,681          2.62               2.35             0.22          --
        20.58          3,197          2.50               2.35             0.23          --
       (14.30)         9,739          1.98               1.65             0.51          76
       (14.84)         2,755          2.68               2.35            (0.20)         --
       (14.84)         2,548          2.54               2.35            (0.20)         --
        14.96        370,285          1.61               1.60            (0.53)         30
        14.10         80,574          2.45               2.32            (1.27)         --
        14.17         97,956          2.31               2.31            (1.25)         --
        15.67        209,835          1.71               1.60            (0.55)         50
        14.86         71,204          2.52               2.35            (1.30)         --
        14.78         72,546          2.36               2.35            (1.30)         --
         9.21        170,672          1.81               1.65            (0.68)         41
         8.49         66,035          2.55               2.35            (1.38)         --
         8.49         61,390          2.37               2.35            (1.38)         --
        24.02        126,630          1.76               1.65            (0.62)         37
        23.13         56,378          2.49               2.35            (1.31)         --
        23.11         51,606          2.36               2.35            (1.31)         --
       (13.43)       101,881          1.79               1.65            (0.70)         63
       (14.05)        45,659          2.48               2.35            (1.40)         --
       (14.08)        43,042          2.35               2.35            (1.40)         --

THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL TECHNOLOGY
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $ 4.97       $(0.04)       $ 0.74        $ 0.70      $    --
  Class B.....................     4.77        (0.08)         0.72          0.64           --
  Class C.....................     4.77        (0.09)         0.72          0.63           --
  For the Year Ended October
    31, 2005
  Class A.....................     4.42           --          0.55          0.55           --
  Class B.....................     4.28        (0.04)         0.53          0.49           --
  Class C.....................     4.28        (0.04)         0.53          0.49           --
  For the Year Ended October
    31, 2004
  Class A.....................     4.68        (0.07)        (0.19)        (0.26)          --
  Class B.....................     4.56        (0.10)        (0.18)        (0.28)          --
  Class C.....................     4.56        (0.11)        (0.17)        (0.28)          --
  For the Year Ended October
    31, 2003
  Class A.....................     2.98        (0.04)         1.74          1.70           --
  Class B.....................     2.92        (0.06)         1.70          1.64           --
  Class C.....................     2.92        (0.06)         1.70          1.64           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     4.01        (0.12)        (0.91)        (1.03)          --
  Class B.....................     3.96        (0.18)        (0.86)        (1.04)          --
  Class C.....................     3.97        (0.19)        (0.86)        (1.05)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GLOBAL TECHNOLOGY
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $   --          $ 0.70       $ 5.67
  Class B.....................         --              --              --            0.64         5.41
  Class C.....................         --              --              --            0.63         5.40
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            0.55         4.97
  Class B.....................         --              --              --            0.49         4.77
  Class C.....................         --              --              --            0.49         4.77
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --           (0.26)        4.42
  Class B.....................         --              --              --           (0.28)        4.28
  Class C.....................         --              --              --           (0.28)        4.28
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            1.70         4.68
  Class B.....................         --              --              --            1.64         4.56
  Class C.....................         --              --              --            1.64         4.56
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.03)        2.98
  Class B.....................         --              --              --           (1.04)        2.92
  Class C.....................         --              --              --           (1.05)        2.92

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 64.
(e) Per share amounts have been calculated using average shares outstanding method.

 62                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        14.08%       $33,424          2.10%              1.36%           (0.78)%       144%
        13.42         12,729          2.96               1.99            (1.41)         --
        13.21         11,521          2.71               2.24            (1.67)         --
        12.44         27,620          2.22               1.60               --         132
        11.45         12,409          3.05               2.35            (0.79)         --
        11.45         10,712          2.75               2.35            (0.65)         --
        (5.56)        31,418          2.14               1.65            (1.37)        165
        (6.14)        12,978          2.96               2.35            (2.07)         --
        (6.14)        13,891          2.62               2.35            (2.07)         --
        57.05         32,388          1.77               1.65            (1.28)        163
        56.16         13,991          2.50               2.35            (1.98)         --
        56.16         16,513          2.37               2.35            (1.99)         --
       (25.69)        18,321          1.86               1.65            (1.44)        174
       (26.26)         8,170          2.54               2.35            (2.14)         --
       (26.45)         9,560          2.39               2.35            (2.15)         --

THE HARTFORD MUTUAL FUNDS                                                     63

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
GLOBAL COMMUNICATIONS FUND
Class A Shares                                      1.11%              1.49%              1.63%
Class B Shares                                      1.73%              2.24%              2.33%
Class C Shares                                      1.85%              2.23%              2.33%
GLOBAL FINANCIAL SERVICES FUND
Class A Shares                                      1.14%              1.48%              1.63%
Class B Shares                                      1.77%              2.25%              2.33%
Class C Shares                                      1.90%              2.25%              2.33%
GLOBAL HEALTH FUND
Class A Shares                                      1.60%              1.58%              1.63%
Class B Shares                                      2.31%              2.33%              2.34%
Class C Shares                                      2.31%              2.33%              2.34%
GLOBAL TECHNOLOGY FUND
Class A Shares                                      1.32%              1.53%              1.60%
Class B Shares                                      1.96%              2.28%              2.30%
Class C Shares                                      2.21%              2.28%              2.30%

 64                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Global Communications Fund        A        1224   416645356   HGCAX
        The Hartford Global Communications Fund        B        1225   416645349   HGCBX
        The Hartford Global Communications Fund        C        1226   416645331   HGCCX
        The Hartford Global Financial Services Fund    A        1220   416645315   HGFAX
        The Hartford Global Financial Services Fund    B        1221   416645299   HGFBX
        The Hartford Global Financial Services Fund    C        1222   416645281   HGFCX
        The Hartford Global Health Fund                A        1610   416645398   HGHAX
        The Hartford Global Health Fund                B        1611   416645380   HGHBX
        The Hartford Global Health Fund                C        1612   416645372   HGHCX
        The Hartford Global Technology Fund            A        1606   416645448   HGTAX
        The Hartford Global Technology Fund            B        1607   416645430   HGTBX
        The Hartford Global Technology Fund            C        1608   416645422   HGTCX

THE HARTFORD MUTUAL FUNDS                                                     65

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD INTERNATIONAL FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD GLOBAL LEADERS FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                      THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for International Small Company Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The International Capital Appreciation Fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD MUTUAL FUNDS                                                      1

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           1
A summary of each fund's                  The Hartford Global Leaders Fund                                       3
goals, principal strategies,              The Hartford International Capital Appreciation Fund                   7
main risks, performance and               The Hartford International Opportunities Fund                         11
expenses                                  The Hartford International Small Company Fund                         16
Description of other                      Investment strategies and investment matters                          19
investment strategies and                 Terms used in this Prospectus                                         22
investment risks
Investment manager and                    Management of the funds                                               24
management fee information
Information on your account               About your account                                                    28
                                          Choosing a share class                                                28
                                          How sales charges are calculated                                      30
                                          Sales charge reductions and waivers                                   31
                                          Opening an account                                                    37
                                          Buying shares                                                         39
                                          Selling shares                                                        41
                                          Transaction policies                                                  45
                                          Dividends and account policies                                        49
                                          Additional investor services                                          50
Further information on the                Financial highlights                                                  52
funds                                     Fund code, CUSIP number and symbol
                                          For more information                                          back cover

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


1999                                      47.68%
2000                                      -7.26%
2001                                     -17.33%
2002                                     -20.50%
2003                                      34.86%
2004                                      18.32%
2005                                       1.73%
2006                                      13.17%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -20.06% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 09/30/98)
   Class A Return Before Taxes                  6.95%    6.65%         9.00%
   Class A Return After Taxes on
   Distributions                                5.71%    6.37%         8.56%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        5.11%    5.65%         7.70%
   Class B Return Before Taxes                  7.36%    6.76%         8.94%
   Class C Return Before Taxes                 11.35%    7.15%         9.01%
   Morgan Stanley Capital International World
   Growth Index (reflects no deduction for
   fees, expenses or taxes)                    15.48%    7.80%         4.58%

INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.82%      0.82%      0.82%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.46%      0.62%      0.38%
   Total annual operating expenses(3)(4)                       1.53%(2)   2.44%      2.20%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B, and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.48%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  697     $  747     $  323
   Year 3                                      $1,007     $1,061     $  688
   Year 5                                      $1,338     $1,501     $1,180
   Year 10                                     $2,273     $2,551     $2,534

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  697     $  247     $  223
   Year 3                                      $1,007     $  761     $  688
   Year 5                                      $1,338     $1,301     $1,180
   Year 10                                     $2,273     $2,551     $2,534

 6                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      7

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2002                                     -18.76%
2003                                      49.00%
2004                                      23.31%
2005                                       5.63%
2006                                      22.79%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 8                                                     THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                 16.04%   12.83%         8.07%
   Class A Return After Taxes on
   Distributions                               13.08%   12.14%         7.52%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.98%   10.88%         6.75%
   Class B Return Before Taxes                 17.01%   13.07%         8.26%
   Class C Return Before Taxes                 20.93%   13.27%         8.37%
   MSCI EAFE Growth Index (reflects no
   deduction for fees, expenses or taxes)      22.69%   12.63%         7.85%

INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      9

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                      0.25%(3)    1.00%      1.00%
   Other expenses(4)                                           0.45%      0.56%      0.40%
   Total annual operating expenses(2)(4)(5)                   1.60%(3)    2.46%      2.30%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  749     $  333
   Year 3                                      $1,027     $1,067     $  718
   Year 5                                      $1,373     $1,511     $1,230
   Year 10                                     $2,346     $2,584     $2,636

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  249     $  233
   Year 3                                      $1,027     $  767     $  718
   Year 5                                      $1,373     $1,311     $1,230
   Year 10                                     $2,346     $2,584     $2,636

 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     11

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


1997                                       0.84%
1998                                      12.53%
1999                                      39.13%
2000                                     -15.52%
2001                                     -18.74%
2002                                     -20.20%
2003                                      31.47%
2004                                      17.27%
2005                                      13.72%
2006                                      23.67%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -22.43% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 12                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                 16.86%   10.33%     5.88%
   Class A Return After Taxes on
   Distributions                               16.27%   10.19%     5.39%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       11.53%    8.98%     4.89%
   Class B Return Before Taxes                 17.93%   10.54%     5.72%
   Class C Return Before Taxes(1)              21.71%   10.73%     5.68%
   MSCI AC World ex US Index (reflects no
   deduction for fees, expenses or taxes)      27.16%   16.87%     8.59%

INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS                                                     13

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.51%      0.71%      0.48%
   Total annual operating expenses(3)(4)                       1.61%(2)   2.56%      2.33%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.57%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  759     $  336
   Year 3                                      $1,030     $1,096     $  727
   Year 5                                      $1,378     $1,560     $1,245
   Year 10                                     $2,356     $2,663     $2,666

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  259     $  236
   Year 3                                      $1,030     $  796     $  727
   Year 5                                      $1,378     $1,360     $1,245
   Year 10                                     $2,356     $2,663     $2,666

 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/ Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are

THE HARTFORD MUTUAL FUNDS                                                     15

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.
The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

2002                                       -4.38%
2003                                       54.66%
2004                                       16.21%
2005                                       18.00%
2006                                       28.10%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 16                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                 21.05%   19.66%         15.48%
   Class A Return After Taxes on
   Distributions                               16.66%   16.53%         12.82%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       14.65%   15.46%         12.03%
   Class B Return Before Taxes                 22.32%   20.07%         15.88%
   Class C Return Before Taxes                 26.20%   20.12%         15.78%
   S&P/Citigroup Extended Market Euro-Pacific
   Index (reflects no deduction for fees,
   expenses or taxes)                          26.55%   24.56%         18.55%

INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     17

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.49%      0.66%      0.43%
   Total annual operating expenses(2)(4)(5)     1.64%(3)   2.56%      2.33%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  708     $  759     $  336
   Year 3                                      $1,039     $1,096     $  727
   Year 5                                      $1,393     $1,560     $1,245
   Year 10                                     $2,387     $2,670     $2,666

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  708     $  259     $  236
   Year 3                                      $1,039     $  796     $  727
   Year 5                                      $1,393     $1,360     $1,245
   Year 10                                     $2,387     $2,670     $2,666

 18                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the International Small Company Fund only.

THE HARTFORD MUTUAL FUNDS                                                     19

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


The funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. Global Leaders Fund may invest in emerging markets, but not as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


International Small Company Fund may invest in securities of small capitalization companies as part of its principal investment strategy. Global Leaders Fund, International Capital Appreciation Fund and International Opportunities Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that

THE HARTFORD MUTUAL FUNDS                                                     21

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.
ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Each of the funds may have a relatively high portfolio turnover. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


International Small Company Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, this fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio

 22                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of this fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

THE HARTFORD MUTUAL FUNDS                                                     23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions,

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental

THE HARTFORD MUTUAL FUNDS                                                     25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%

GLOBAL LEADERS FUND AND INTERNATIONAL OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

For each of fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Global Leaders Fund           0.82%
The Hartford International Capital
  Appreciation Fund                        1.00%
The Hartford International
  Opportunities Fund                       0.85%
The Hartford International Small
  Company Fund                             1.00%

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GLOBAL LEADERS FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since December 2006 and has been involved in portfolio management and securities analysis of the fund since 2000. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past five years.

Daniel Maguire, CFA, Assistant Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006, and for the firm for the past three years. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).

THE HARTFORD MUTUAL FUNDS                                                     27

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

DISTRIBUTION PLANS


The Company has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial

THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 38                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 40                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     41

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 42                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     43

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
              To sell shares through a systematic withdrawal plan, see
                "Additional Service" under Transaction Policies.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can

 46                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected,

 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally

THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------

are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

 50                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

 52                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL LEADERS
  FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................   $16.80       $(0.05)       $ 2.81        $ 2.76      $ (0.02)
  Class B.....................    15.93        (0.17)         2.66          2.49           --
  Class C.....................    16.01        (0.17)         2.66          2.49           --
  For the Year Ended October
    31, 2005
  Class A.....................    16.49         0.08          0.23          0.31           --
  Class B.....................    15.77        (0.08)         0.24          0.16           --
  Class C.....................    15.84        (0.06)         0.23          0.17           --
  For the Year Ended October
    31, 2004
  Class A.....................    13.96        (0.06)         2.59          2.53           --
  Class B.....................    13.45        (0.17)         2.49          2.32           --
  Class C.....................    13.49        (0.15)         2.50          2.35           --
  For the Year Ended October
    31, 2003
  Class A.....................    11.21        (0.03)         2.78          2.75           --
  Class B.....................    10.88        (0.12)         2.69          2.57           --
  Class C.....................    10.90        (0.11)         2.70          2.59           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................    12.83         0.02         (1.64)        (1.62)          --
  Class B.....................    12.54        (0.07)        (1.59)        (1.66)          --
  Class C.....................    12.55        (0.06)        (1.59)        (1.65)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GLOBAL LEADERS
  FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................     $(0.19)         $   --          $(0.21)         $ 2.55       $19.35
  Class B.....................      (0.19)             --           (0.19)           2.30        18.23
  Class C.....................      (0.19)             --           (0.19)           2.30        18.31
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            0.31        16.80
  Class B.....................         --              --              --            0.16        15.93
  Class C.....................         --              --              --            0.17        16.01
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            2.53        16.49
  Class B.....................         --              --              --            2.32        15.77
  Class C.....................         --              --              --            2.35        15.84
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            2.75        13.96
  Class B.....................         --              --              --            2.57        13.45
  Class C.....................         --              --              --            2.59        13.49
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.62)       11.21
  Class B.....................         --              --              --           (1.66)       10.88
  Class C.....................         --              --              --           (1.65)       10.90

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 59.
(e) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        16.58%      $417,840          1.53%               1.48%          (0.25)%       125%
        15.80         74,805          2.44                2.18           (0.95)         --
        15.72         66,121          2.20                2.20           (0.98)         --
         1.88        419,648          1.58                1.48            0.41         270
         1.02         78,986          2.51                2.35           (0.45)         --
         1.07         71,623          2.25                2.25           (0.34)         --
        18.12        466,013          1.62                1.62           (0.36)        271
        17.25         90,179          2.52                2.35           (1.09)         --
        17.42         87,518          2.24                2.24           (0.98)         --
        24.53        464,610          1.62                1.61           (0.29)        320
        23.62         78,923          2.36                2.35           (1.01)         --
        23.76         78,303          2.23                2.23           (0.89)         --
       (12.63)       354,407          1.66                1.61            0.24         323
       (13.24)        70,280          2.33                2.33           (0.48)         --
       (13.15)        75,174          2.21                2.21           (0.36)         --

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INTERNATIONAL
  CAPITAL APPRECIATION FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................   $12.14       $ 0.02        $ 2.96        $ 2.98      $ (0.05)
  Class B.....................    11.77        (0.08)         2.87          2.79           --
  Class C.....................    11.77        (0.09)         2.88          2.79           --
  For the Year Ended October
    31, 2005
  Class A.....................    11.59         0.07          0.48          0.55           --
  Class B.....................    11.32        (0.01)         0.46          0.45           --
  Class C.....................    11.32        (0.01)         0.46          0.45           --
  For the Year Ended October
    31, 2004(e)
  Class A.....................     9.62        (0.01)         2.03          2.02           --
  Class B.....................     9.46        (0.08)         1.99          1.91           --
  Class C.....................     9.46        (0.08)         1.99          1.91           --
  For the Year Ended October
    31, 2003
  Class A.....................     6.93        (0.02)         2.72          2.70        (0.01)
  Class B.....................     6.86        (0.04)         2.64          2.60           --
  Class C.....................     6.86        (0.04)         2.64          2.60           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     7.62         0.02         (0.71)        (0.69)          --
  Class B.....................     7.59        (0.03)        (0.70)        (0.73)          --
  Class C.....................     7.59        (0.03)        (0.70)        (0.73)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD INTERNATIONAL
  CAPITAL APPRECIATION FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................     $(0.14)         $   --          $(0.19)         $ 2.79       $14.93
  Class B.....................      (0.14)             --           (0.14)           2.65        14.42
  Class C.....................      (0.14)             --           (0.14)           2.65        14.42
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            0.55        12.14
  Class B.....................         --              --              --            0.45        11.77
  Class C.....................         --              --              --            0.45        11.77
  For the Year Ended October
    31, 2004(e)
  Class A.....................      (0.05)             --           (0.05)           1.97        11.59
  Class B.....................      (0.05)             --           (0.05)           1.86        11.32
  Class C.....................      (0.05)             --           (0.05)           1.86        11.32
  For the Year Ended October
    31, 2003
  Class A.....................         --              --           (0.01)           2.69         9.62
  Class B.....................         --              --              --            2.60         9.46
  Class C.....................         --              --              --            2.60         9.46
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (0.69)        6.93
  Class B.....................         --              --              --           (0.73)        6.86
  Class C.....................         --              --              --           (0.73)        6.86

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 59.
(e) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        24.85%      $213,186          1.70%               1.60%           0.12%        165%
        23.95         33,252          2.56                2.30           (0.59)         --
        23.95         43,336          2.40                2.35           (0.65)         --
         4.74        131,430          1.77                1.60            0.66         183
         3.98         22,304          2.66                2.35           (0.09)         --
         3.98         29,486          2.49                2.35           (0.07)         --
        21.14         50,051          1.91                1.65           (0.10)        200
        20.33          8,968          2.83                2.35           (0.80)         --
        20.33         12,906          2.63                2.35           (0.79)         --
        38.95         11,362          2.36                1.65           (0.35)        281
        37.90          2,148          3.08                2.35           (1.04)         --
        37.90          2,285          2.95                2.35           (1.01)         --
        (9.06)         4,666          2.98                1.65            0.34         330
        (9.62)           813          3.69                2.35           (0.42)         --
        (9.62)           826          3.55                2.35           (0.34)         --

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................   $13.13       $ 0.13        $ 2.92        $ 3.05      $ (0.05)
  Class B.....................    12.35         0.03          2.76          2.79           --
  Class C.....................    12.27         0.01          2.73          2.74           --
  For the Year Ended October
    31, 2005
  Class A.....................    11.22         0.05          1.86          1.91           --
  Class B.....................    10.64        (0.04)         1.75          1.71           --
  Class C.....................    10.57        (0.04)         1.74          1.70           --
  For the Year Ended October
    31, 2004
  Class A.....................     9.66         0.03          1.54          1.57        (0.01)
  Class B.....................     9.22        (0.05)         1.47          1.42           --
  Class C.....................     9.16        (0.05)         1.46          1.41           --
  For the Year Ended October
    31, 2003
  Class A.....................     8.03         0.02          1.61          1.63           --
  Class B.....................     7.71        (0.04)         1.55          1.51           --
  Class C.....................     7.67        (0.04)         1.53          1.49           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     9.33         0.03         (1.33)        (1.30)          --
  Class B.....................     9.04        (0.08)        (1.25)        (1.33)          --
  Class C.....................     8.99        (0.05)        (1.27)        (1.32)          --
THE HARTFORD INTERNATIONAL
  SMALL COMPANY FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................    14.27         0.08          3.62          3.70        (0.25)
  Class B.....................    13.91        (0.01)         3.51          3.50        (0.16)
  Class C.....................    13.78        (0.03)         3.48          3.45        (0.15)
  For the Year Ended October
    31, 2005
  Class A.....................    13.44         0.06          2.25          2.31           --
  Class B.....................    13.23           --          2.16          2.16           --
  Class C.....................    13.12        (0.01)         2.15          2.14           --
  For the Year Ended October
    31, 2004
  Class A.....................    12.93         0.07          1.31          1.38           --
  Class B.....................    12.82         0.02          1.26          1.28           --
  Class C.....................    12.72         0.03          1.24          1.27           --
  For the Year Ended October
    31, 2003(e)
  Class A.....................     8.37         0.07          4.51          4.58        (0.02)
  Class B.....................     8.34         0.01          4.47          4.48           --
  Class C.....................     8.28         0.01          4.43          4.44           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     8.82         0.03         (0.48)        (0.45)          --
  Class B.....................     8.81        (0.02)        (0.45)        (0.47)          --
  Class C.....................     8.78        (0.03)        (0.47)        (0.50)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................     $   --          $   --          $(0.05)         $ 3.00       $16.13
  Class B.....................         --              --              --            2.79        15.14
  Class C.....................         --              --              --            2.74        15.01
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            1.91        13.13
  Class B.....................         --              --              --            1.71        12.35
  Class C.....................         --              --              --            1.70        12.27
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.01)           1.56        11.22
  Class B.....................         --              --              --            1.42        10.64
  Class C.....................         --              --              --            1.41        10.57
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            1.63         9.66
  Class B.....................         --              --              --            1.51         9.22
  Class C.....................         --              --              --            1.49         9.16
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.30)        8.03
  Class B.....................         --              --              --           (1.33)        7.71
  Class C.....................         --              --              --           (1.32)        7.67
THE HARTFORD INTERNATIONAL
  SMALL COMPANY FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................      (1.53)             --           (1.78)           1.92        16.19
  Class B.....................      (1.53)             --           (1.69)           1.81        15.72
  Class C.....................      (1.53)             --           (1.68)           1.77        15.55
  For the Year Ended October
    31, 2005
  Class A.....................      (1.48)             --           (1.48)           0.83        14.27
  Class B.....................      (1.48)             --           (1.48)           0.68        13.91
  Class C.....................      (1.48)             --           (1.48)           0.66        13.78
  For the Year Ended October
    31, 2004
  Class A.....................      (0.87)             --           (0.87)           0.51        13.44
  Class B.....................      (0.87)             --           (0.87)           0.41        13.23
  Class C.....................      (0.87)             --           (0.87)           0.40        13.12
  For the Year Ended October
    31, 2003(e)
  Class A.....................         --              --           (0.02)           4.56        12.93
  Class B.....................         --              --              --            4.48        12.82
  Class C.....................         --              --              --            4.44        12.72
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (0.45)        8.37
  Class B.....................         --              --              --           (0.47)        8.34
  Class C.....................         --              --              --           (0.50)        8.28

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 59.
(e) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        23.25%      $159,087          1.61%               1.57%           0.84%        102%
        22.59         29,125          2.56                2.15            0.24          --
        22.33         20,782          2.33                2.33            0.06          --
        17.02        102,393          1.72                1.57            0.42         119
        16.07         23,940          2.68                2.35           (0.36)         --
        16.08         16,896          2.42                2.35           (0.37)         --
        16.20         87,348          1.83                1.65            0.33         143
        15.40         23,301          2.77                2.35           (0.39)         --
        15.39         15,749          2.48                2.35           (0.38)         --
        20.30         69,153          1.72                1.65            0.25         138
        19.58         20,459          2.45                2.35           (0.46)         --
        19.43         14,790          2.35                2.35           (0.45)         --
       (13.93)        66,775          1.82                1.65            0.34         175
       (14.71)        18,668          2.50                2.35           (0.79)         --
       (14.68)        13,438          2.40                2.35           (0.64)         --
        29.36         69,998          1.74                1.60            0.56         107
        28.51         11,960          2.66                2.24           (0.08)         --
        28.35         18,486          2.43                2.35           (0.22)         --
        18.90         34,896          1.82                1.60            0.71         112
        17.96          6,101          2.78                2.35           (0.02)         --
        17.96         12,614          2.46                2.35           (0.06)         --
        11.39         23,934          1.99                1.65            0.90         119
        10.62          3,726          2.89                2.35            0.15          --
        10.63         10,072          2.60                2.35            0.27          --
        54.76         12,320          2.36                1.65            0.72         166
        53.72          2,237          3.09                2.35            0.03          --
        53.62          3,004          2.96                2.35           (0.03)         --
        (5.10)         4,598          3.09                1.65            0.44         194
        (5.34)           926          3.81                2.35           (0.26)         --
        (5.70)           859          3.53                2.35           (0.26)         --

 58                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
GLOBAL LEADERS FUND
Class A Shares                                      1.45%              1.36%              1.53%
Class B Shares                                      2.15%              2.23%              2.26%
Class C Shares                                      2.18%              2.13%              2.15%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class A Shares                                      1.56%              1.53%              1.59%
Class B Shares                                      2.26%              2.28%              2.29%
Class C Shares                                      2.31%              2.28%              2.28%
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                                      1.54%              1.52%              1.60%
Class B Shares                                      2.12%              2.30%              2.30%
Class C Shares                                      2.30%              2.30%              2.30%
INTERNATIONAL SMALL COMPANY FUND
Class A Shares                                      1.58%              1.55%              1.60%
Class B Shares                                      2.22%              2.30%              2.30%
Class C Shares                                      2.33%              2.30%              2.29%

THE HARTFORD MUTUAL FUNDS                                                     59

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Global Leaders Fund               A         206   416645539   HALAX
        The Hartford Global Leaders Fund               B         285   416645521   HGLBX
        The Hartford Global Leaders Fund               C         291   416645513   HGLCX
        The Hartford International Capital
          Appreciation Fund                            A        1273   416645182   HNCAX
        The Hartford International Capital
          Appreciation Fund                            B        1274   416645174   HNCBX
        The Hartford International Capital
          Appreciation Fund                            C        1275   416645166   HNCCX
        The Hartford International Opportunities Fund  A         207   416645703   IHOAX
        The Hartford International Opportunities Fund  B         208   416645802   HIOBX
        The Hartford International Opportunities Fund  C         239   416645620   HIOCX
        The Hartford International Small Company Fund  A        1277   416645158   HNSAX
        The Hartford International Small Company Fund  B        1278   416645141   HNSBX
        The Hartford International Small Company Fund  C        1279   416645133   HNSCX

 60                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD DOMESTIC EQUITY GROWTH FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD FOCUS FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD GROWTH FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                      THE HARTFORD LARGECAP GROWTH FUND
                                                      THE HARTFORD MIDCAP GROWTH FUND
                                                      THE HARTFORD SELECT MIDCAP GROWTH FUND
                                                      THE HARTFORD SMALL COMPANY FUND
                                                      THE HARTFORD SMALLCAP GROWTH FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2
A summary of each fund's                  The Hartford Focus Fund                                                3
goals, principal strategies,              The Hartford Growth Fund                                               7
main risks, performance and               The Hartford Growth Opportunities Fund                                11
expenses                                  The Hartford LargeCap Growth Fund                                     15
                                          The Hartford MidCap Growth Fund                                       17
                                          The Hartford Select MidCap Growth Fund                                20
                                          The Hartford Small Company Fund                                       24
                                          The Hartford SmallCap Growth Fund                                     29
Description of other                      Investment strategies and investment matters                          34
investment strategies and                 Terms used in this Prospectus                                         37
investment risks
Investment manager and                    Management of the funds                                               39
management fee information
Information on your account               About your account                                                    44
                                          Choosing a share class                                                44
                                          How sales charges are calculated                                      46
                                          Sales charge reductions and waivers                                   47
                                          Opening an account                                                    53
                                          Buying shares                                                         55
                                          Selling shares                                                        57
                                          Transaction policies                                                  61
                                          Dividends and account policies                                        65
                                          Additional investor services                                          66
Further information on the                Financial highlights                                                  69
funds                                     Fund code, CUSIP number and symbol                                    80
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Focus Fund, MidCap Growth Fund and Select MidCap Growth Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Growth Fund, Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the Growth Fund, Growth Opportunities Fund and SmallCap Growth Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the Focus Fund. Focus Fund is a non-diversified Fund.

Growth Fund, Growth Opportunities Fund and SmallCap Growth Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
                            27.13%       2.35%       9.46%       9.21%
   0
 -10
                -25.40%
 -20
 -30

                 2002        2003        2004        2005        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 14.59% (2nd quarter, 2003) and the lowest quarterly return was -19.21% (2nd quarter, 2002).
--------------------------------------------------------------------------------

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                   LIFE OF FUND
                                               1 YEAR   5 YEAR   (SINCE 5/24/01)
   Class A Return Before Taxes                  3.20%   1.86%         1.80%
   Class A Return After Taxes on
   Distributions                                3.20%   1.81%         1.76%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.08%   1.56%         1.52%
   Class B Return Before Taxes                  3.29%   1.90%         1.93%
   Class C Return Before Taxes                  7.29%   2.28%         2.09%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%   6.19%         3.98%(1)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.43%      0.47%      0.39%
   Total annual operating expenses(2)(4)(5)                    1.58%(3)   2.37%      2.29%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  740     $  332
   Year 3                                      $1,021     $1,039     $  715
   Year 5                                      $1,363     $1,465     $1,225
   Year 10                                     $2,325     $2,510     $2,626

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  240     $  232
   Year 3                                      $1,021     $  739     $  715
   Year 5                                      $1,363     $1,265     $1,225
   Year 10                                     $2,325     $2,510     $2,626

 6                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      7

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               23.80%   29.63%   34.67%                              32.60%   11.75%   4.12%    4.23%
   0
 -10
                                          -4.95%  -14.60%  -24.78%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).
--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR    5 YEARS    10 YEARS
   Class A Return Before Taxes(1)              -1.50%     2.71%      7.20%
   Class A Return After Taxes on
   Distributions(1)                            -2.55%     2.47%      5.15%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     0.35%     2.29%      5.43%
   Class B Return Before Taxes(1)              -1.30%     2.79%      7.02%
   Class C Return Before Taxes(1)               2.57%     3.19%      7.05%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       9.07%     2.69%      5.44%

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                      9

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.73%      0.73%      0.73%
   Distribution and service (12b-1) fees       0.25%(2)    1.00%      1.00%
   Other expenses(3)                            0.36%      0.49%      0.29%
   Total annual operating expenses(3)(4)       1.34%(2)    2.22%      2.02%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.33%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  725     $  305
   Year 3                                      $  951     $  994     $  634
   Year 5                                      $1,244     $1,390     $1,088
   Year 10                                     $2,074     $2,332     $2,348

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  225     $  205
   Year 3                                      $  951     $  694     $  634
   Year 5                                      $1,244     $1,190     $1,088
   Year 10                                     $2,074     $2,332     $2,348

 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     11

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 60%
  45
  30
  15
               13.74%   18.97%   53.67%   3.47%                      43.61%   16.13%   15.63%   11.44%
   0
 -15
                                                  -24.11%  -28.44%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).
--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR    5 YEARS    10 YEARS
   Class A Return Before Taxes(1)              5.31%     7.76%      9.02%
   Class A Return After Taxes on
   Distributions(1)                            3.74%     7.21%      6.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    4.43%     6.59%      6.78%
   Class B Return Before Taxes(1)              5.44%     7.90%      8.84%
   Class C Return Before Taxes(1)              9.48%     8.21%      8.84%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      9.46%     3.02%      5.34%

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                     13

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.74%      0.74%      0.74%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.61%      0.52%      0.35%
   Total annual operating expenses(3)                          1.60%(2)   2.26%      2.09%

(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.36%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  729     $  312
   Year 3                                      $1,027     $1,006     $  655
   Year 5                                      $1,373     $1,410     $1,124
   Year 10                                     $2,346     $2,429     $2,421

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  229     $  212
   Year 3                                      $1,027     $  706     $  655
   Year 5                                      $1,373     $1,210     $1,124
   Year 10                                     $2,346     $2,429     $2,421

 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     15

                                               THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on November 30, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage
   of offering price                                           5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase
   price or redemption proceeds, whichever is less)             None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)(4)                                        0.35%      0.35%      0.35%
   Total annual operating expenses(3)(4)(5)                    1.25%(2)   2.00%      2.00%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) Estimated for the current fiscal year.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  670     $  703     $  303
   Year 3                                      $  925     $  927     $  627

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  670     $  203     $  203
   Year 3                                      $  925     $  627     $  627

 16                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. You could lose money as a result of your investment.

If the fund's sub-adviser, Hartford Investment Management, incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the

THE HARTFORD MUTUAL FUNDS                                                     17

                                                 THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distribution.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)(5)                                        0.61%      0.67%      0.69%
   Total annual operating expenses(2)(4)(6)                    1.66%(3)   2.47%      2.49%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to waive its management fees until July 31, 2007. Assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.86%, 1.67% and 1.69%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) Estimated for the current fiscal year.

(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(6) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.20% and 2.20%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  709     $  750      $352
   Year 3                                      $1,045     $1,070      $776

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  709      $250       $252
   Year 3                                      $1,045      $770       $776

THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.

CLASS A TOTAL RETURN
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 12%
  10
   8
   6
   4
   2                     6.98%                        10.22%
   0

                          2005                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 8.82% (1st quarter, 2006) and the lowest quarterly return was -6.12% (2nd quarter, 2006).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     21

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 01/01/2005)
   Class A Return Before Taxes                  4.16%          5.57%
   Class A Return After Taxes on
   Distributions                                2.95%          4.77%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.99%          4.34%
   Class B Return Before Taxes                  4.53%          6.04%
   Class C Return Before Taxes                  8.34%          7.81%
   Russell MidCap Growth Index (reflects no
   deduction for fees, expenses or taxes)      10.66%         11.38%

INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage
   of offering price                                          5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price
   or redemption proceeds, whichever is less)                 None(1)    5.00%      1.00%
   Exchange fees                                               None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                      0.25%(2)   1.00%      1.00%
   Other expenses(3)                                          0.54%      0.77%      0.62%
   Total annual operating expenses(3)(4)                      1.69%(2)   2.67%      2.52%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  770     $  355
   Year 3                                      $1,053     $1,129     $  785
   Year 5                                      $1,417     $1,615     $1,340
   Year 10                                     $2,438     $2,766     $2,856

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  270     $  255
   Year 3                                      $1,053     $  829     $  785
   Year 5                                      $1,417     $1,415     $1,340
   Year 10                                     $2,438     $2,766     $2,856

THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became a sub-adviser effective June 2006. Performance information represents performance of a previous sub-adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               19.28%   10.46%   65.66%                              55.40%   11.37%   20.54%   13.71%
   0
 -15
                                         -13.12%  -15.84%  -30.54%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).
--------------------------------------------------------------------------------

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                       7.45%    9.26%     9.53%
   Class A Return After Taxes on Distributions       6.08%    8.98%     8.60%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               6.57%    8.04%     7.93%
   Class B Return Before Taxes                       7.71%    9.40%     9.36%
   Class C Return Before Taxes(1)                   11.82%    9.69%     9.38%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)           13.35%    6.93%     4.88%

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         5.50%      None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None(1)  5.00%      1.00%
   Exchange fees                                  None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                               0.83%     0.83%      0.83%
   Distribution and service (12b-1) fees         0.25%(2)  1.00%      1.00%
   Other expenses(3)                             0.39%     0.48%      0.39%
   Total annual operating expenses(3)(4)         1.47%(2)  2.31%      2.22%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  691     $  734     $  325
   Year 3                                      $  989     $1,021     $  694
   Year 5                                      $1,309     $1,435     $1,190
   Year 10                                     $2,211     $2,436     $2,554

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  691     $  234     $  225
   Year 3                                      $  989     $  721     $  694
   Year 5                                      $1,309     $1,235     $1,190
   Year 10                                     $2,211     $2,436     $2,554

 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD MUTUAL FUNDS                                                     29

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a sub-adviser effective November 2006. Performance information represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 120%
 100
  80
  60
  40
  20
               1.52%    19.85%  111.43%                              49.28%   15.12%   9.74%    5.45%
   0
 -20
                                         -13.95%  -21.97%  -29.08%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     31

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -0.35%    5.91%     8.69%
   Class A Return After Taxes on
   Distributions(1)                            -0.35%    5.92%     6.09%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    -0.23%    5.11%     6.12%
   Class B Return Before Taxes(1)              -0.25%    6.09%     8.65%
   Class C Return Before Taxes(1)               3.64%    6.35%     8.62%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%    6.93%     4.88%

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%     0.80%     0.80%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.51%     0.59%     0.45%
   Total annual operating expenses(3)(4)                       1.56%(2)  2.39%     2.25%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  700     $  742     $  328
   Year 3                                      $1,016     $1,045     $  703
   Year 5                                      $1,353     $1,475     $1,205
   Year 10                                     $2,304     $2,520     $2,585

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  700     $  242     $  228
   Year 3                                      $1,016     $  745     $  703
   Year 5                                      $1,353     $1,275     $1,205
   Year 10                                     $2,304     $2,520     $2,585

THE HARTFORD MUTUAL FUNDS                                                     33

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the MidCap Growth Fund only.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


The funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


All of the funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

THE HARTFORD MUTUAL FUNDS                                                     35

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION COMPANIES


Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Focus Fund and Growth Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them

 36                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:
(1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Focus Fund

- Growth Opportunities Fund

- MidCap Growth Fund

- LargeCap Growth Fund

- Select MidCap Growth Fund

- SmallCap Growth Fund

- SmallCap Growth Fund

- Small Company Fund

Growth Fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

THE HARTFORD MUTUAL FUNDS                                                     37

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

MidCap Growth Fund, Select MidCap Growth Fund, Small Company Fund and SmallCap Growth Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class

THE HARTFORD MUTUAL FUNDS                                                     39

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Focus Fund, Growth Fund, Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the MidCap Growth Fund, Select MidCap Growth Fund, Small Company Fund and SmallCap Growth Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with

 40                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND AND SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

FOCUS FUND AND SELECT MIDCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%

MIDCAP GROWTH FUND(1)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive the management fees until July 31, 2007.

THE HARTFORD MUTUAL FUNDS                                                     41

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $500 million                          0.60%
Amount Over $1 billion                     0.55%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Focus Fund                    1.00%
The Hartford Growth Fund                   0.73%
The Hartford Growth Opportunities Fund     0.74%
The Hartford LargeCap Growth Fund          0.65%
The Hartford MidCap Growth Fund            0.80%
The Hartford Select MidCap Growth Fund     0.90%
The Hartford SmallCap Growth Fund          0.80%
The Hartford Small Company Fund            0.84%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

FOCUS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.

LARGECAP GROWTH FUND  Hugh Whelan, Executive Vice President of Hartford
Investment

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
                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).

SELECT MIDCAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT: Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).

WELLINGTON MANAGEMENT COMPANY, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen C. Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analyst for the fund since March 2006.

Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT COMPANY: Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2001.

THE HARTFORD MUTUAL FUNDS                                                     43
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CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

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DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

THE HARTFORD MUTUAL FUNDS                                                     45
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(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

 46                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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For accounts established on or after March 1, 2007, the commission schedule and
1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

THE HARTFORD MUTUAL FUNDS                                                     47
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ABOUT YOUR ACCOUNT
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The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an

 48                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic

THE HARTFORD MUTUAL FUNDS                                                     49
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ABOUT YOUR ACCOUNT
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  or charitable endeavor or other activity (1% CDSC applies if redeemed within
  18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in

 50                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott &

THE HARTFORD MUTUAL FUNDS                                                     51
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Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc.,
Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC;

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

THE HARTFORD MUTUAL FUNDS                                                     53

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 54                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387              PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     55

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 56                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                  online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387              PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     57

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 58                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     59

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

  ADDRESS:                           PHONE NUMBER:
THE HARTFORD                   1-888-THE-STAG (843-7824)
    MUTUAL          OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
    FUNDS            ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.
  P.O. BOX
    64387
ST. PAUL, MN
  55164-0387

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

THE HARTFORD MUTUAL FUNDS                                                     61

TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of the Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of the Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend

THE HARTFORD MUTUAL FUNDS                                                     63

TRANSACTION POLICIES
--------------------------------------------------------------------------------

diversification are exempt from the policy described above.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally

THE HARTFORD MUTUAL FUNDS                                                     65

TRANSACTION POLICIES
--------------------------------------------------------------------------------

are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

 66                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     67

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD FOCUS FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $10.26       $ 0.02        $ 0.81        $ 0.83      $ (0.07)
  Class B.....................     9.94        (0.06)         0.78          0.72           --
  Class C.....................     9.94        (0.07)         0.80          0.73           --
  For the Year Ended October
    31, 2005
  Class A.....................     9.14         0.08          1.04          1.12           --
  Class B.....................     8.92        (0.01)         1.03          1.02           --
  Class C.....................     8.92        (0.01)         1.03          1.02           --
  For the Year Ended October
    31, 2004
  Class A.....................     8.94        (0.02)         0.22          0.20           --
  Class B.....................     8.79        (0.10)         0.23          0.13           --
  Class C.....................     8.78        (0.09)         0.23          0.14           --
  For the Year Ended October
    31, 2003
  Class A.....................     7.32        (0.02)         1.64          1.62           --
  Class B.....................     7.25        (0.08)         1.62          1.54           --
  Class C.....................     7.24        (0.08)         1.62          1.54           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     8.82        (0.05)        (1.45)        (1.50)          --
  Class B.....................     8.79        (0.12)        (1.42)        (1.54)          --
  Class C.....................     8.79        (0.12)        (1.43)        (1.55)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD FOCUS FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.07)         $ 0.76       $11.02
  Class B.....................         --              --              --            0.72        10.66
  Class C.....................         --              --              --            0.73        10.67
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            1.12        10.26
  Class B.....................         --              --              --            1.02         9.94
  Class C.....................         --              --              --            1.02         9.94
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            0.20         9.14
  Class B.....................         --              --              --            0.13         8.92
  Class C.....................         --              --              --            0.14         8.92
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            1.62         8.94
  Class B.....................         --              --              --            1.54         8.79
  Class C.....................         --              --              --            1.54         8.78
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.50)        7.32
  Class B.....................         --              --              --           (1.54)        7.25
  Class C.....................         --              --              --           (1.55)        7.24

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 78.
(e) Per share amounts have been calculated using average shares outstanding method.
(f) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 77.

 70                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         8.07%       $40,215          1.68%              1.50%            0.14%        123%
         7.24         13,162          2.47               2.25            (0.61)         --
         7.34         13,065          2.39               2.25            (0.61)         --
        12.31         50,067          1.65               1.60             0.68         112
        11.44         15,156          2.45               2.35            (0.09)         --
        11.44         16,737          2.36               2.35            (0.05)         --
         2.24(f)      67,212          1.62               1.62            (0.25)        104
         1.48(f)      18,610          2.36               2.35            (0.98)         --
         1.59(f)      23,901          2.28               2.28            (0.91)         --
        22.13         70,002          1.76               1.65            (0.29)        138
        21.24         21,058          2.49               2.35            (1.00)         --
        21.27         27,158          2.36               2.35            (0.99)         --
       (17.01)        66,432          1.76               1.65            (0.53)        215
       (17.52)        18,862          2.43               2.35            (1.23)         --
       (17.63)        25,847          2.34               2.34            (1.22)         --

THE HARTFORD MUTUAL FUNDS                                                     71

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GROWTH FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $17.32       $(0.07)       $ 1.20        $ 1.13      $    --
  Class B.....................    15.38        (0.20)         1.07          0.87           --
  Class C.....................    15.40        (0.18)         1.07          0.89           --
  For the Year Ended October
    31, 2005
  Class A.....................    16.19        (0.04)         1.17          1.13           --
  Class B.....................    14.49        (0.15)         1.04          0.89           --
  Class C.....................    14.50        (0.13)         1.03          0.90           --
  For the Year Ended October
    31, 2004
  Class A.....................    15.19        (0.08)         1.08          1.00           --
  Class B.....................    13.70        (0.15)         0.94          0.79           --
  Class C.....................    13.70        (0.12)         0.92          0.80           --
  For the Year Ended October
    31, 2003
  Class A.....................    11.90        (0.03)         3.32          3.29           --
  Class B.....................    10.80        (0.07)         2.97          2.90           --
  Class C.....................    10.80        (0.07)         2.97          2.90           --
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    14.57        (0.02)        (2.65)        (2.67)          --
  Class B.....................    13.28        (0.04)        (2.44)        (2.48)          --
  Class C.....................    13.28        (0.04)        (2.44)        (2.48)          --
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006
  Class A.....................    27.84        (0.07)         3.59          3.52           --
  Class B.....................    24.42        (0.25)         3.09          2.84           --
  Class C.....................    24.42        (0.23)         3.08          2.85           --
  For the Year Ended October
    31, 2005
  Class A.....................    23.49        (0.06)         4.41          4.35           --
  Class B.....................    20.77        (0.25)         3.90          3.65           --
  Class C.....................    20.77        (0.25)         3.90          3.65           --
  For the Year Ended October
    31, 2004
  Class A.....................    21.25        (0.17)         2.41          2.24           --
  Class B.....................    18.91        (0.26)         2.12          1.86           --
  Class C.....................    18.91        (0.28)         2.14          1.86           --
  For the Year Ended October
    31, 2003
  Class A.....................    15.31        (0.07)         6.01          5.94           --
  Class B.....................    13.71        (0.12)         5.32          5.20           --
  Class C.....................    13.70        (0.09)         5.30          5.21           --
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    19.80        (0.06)        (4.43)        (4.49)          --
  Class B.....................    17.80        (0.10)        (3.99)        (4.09)          --
  Class C.....................    17.80        (0.09)        (4.01)        (4.10)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GROWTH FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $   --          $ 1.13       $18.45
  Class B.....................         --              --              --            0.87        16.25
  Class C.....................         --              --              --            0.89        16.29
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            1.13        17.32
  Class B.....................         --              --              --            0.89        15.38
  Class C.....................         --              --              --            0.90        15.40
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            1.00        16.19
  Class B.....................         --              --              --            0.79        14.49
  Class C.....................         --              --              --            0.80        14.50
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            3.29        15.19
  Class B.....................         --              --              --            2.90        13.70
  Class C.....................         --              --              --            2.90        13.70
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --              --           (2.67)       11.90
  Class B.....................         --              --              --           (2.48)       10.80
  Class C.....................         --              --              --           (2.48)       10.80
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (2.03)             --           (2.03)           1.49        29.33
  Class B.....................      (2.03)             --           (2.03)           0.81        25.23
  Class C.....................      (2.03)             --           (2.03)           0.82        25.24
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            4.35        27.84
  Class B.....................         --              --              --            3.65        24.42
  Class C.....................         --              --              --            3.65        24.42
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            2.24        23.49
  Class B.....................         --              --              --            1.86        20.77
  Class C.....................         --              --              --            1.86        20.77
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            5.94        21.25
  Class B.....................         --              --              --            5.20        18.91
  Class C.....................         --              --              --            5.21        18.91
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --              --           (4.49)       15.31
  Class B.....................         --              --              --           (4.09)       13.71
  Class C.....................         --              --              --           (4.10)       13.70

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 78.
(e) Annualized.
(f) Not annualized.

 72                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         6.52%      $707,000          1.34%              1.33%           (0.38)%        92%
         5.66         44,064          2.22               2.09            (1.14)         --
         5.78         85,469          2.02               2.02            (1.07)         --
         6.98        635,057          1.40               1.33            (0.30)         77
         6.14         46,251          2.27               2.15            (1.09)         --
         6.21         82,481          2.05               2.05            (1.01)         --
         6.58        384,160          1.55               1.45            (0.84)         66
         5.77         32,440          2.33               2.15            (1.54)         --
         5.84         47,575          2.07               2.07            (1.45)         --
        27.65         72,186          1.52               1.45            (0.65)        129
        26.85         11,552          2.26               2.12            (1.35)         --
        26.85         11,896          2.15               2.15            (1.36)         --
       (18.33)(f)      5,970          1.65(e)            1.45(e)         (0.44)(e)     107
       (18.67)(f)      1,698          2.32(e)            2.15(e)         (1.10)(e)      --
       (18.68)(f)      1,480          2.18(e)            2.15(e)         (1.13)(e)      --
        13.35        420,220          1.60               1.20            (0.31)        131
        12.36         33,670          2.26               2.08            (1.18)         --
        12.40         47,366          2.09               2.07            (1.17)         --
        18.52        222,682          1.54               1.36            (0.45)        156
        17.57         20,002          2.39               2.15            (1.27)         --
        17.57         18,842          2.13               2.13            (1.26)         --
        10.54         54,652          1.52               1.45            (0.94)        130
         9.84         11,518          2.45               2.14            (1.64)         --
         9.84         11,899          2.11               2.11            (1.61)         --
        38.80         17,149          1.49               1.45            (0.88)        158
        37.93          4,470          2.22               2.15            (1.58)         --
        38.03          5,238          2.10               2.10            (1.54)         --
       (22.68)(f)      3,338          1.62(e)            1.45(e)         (0.92)(e)     182
       (22.99)(f)        777          2.30(e)            2.15(e)         (1.60)(e)      --
       (23.05)(f)        892          2.09(e)            2.09(e)         (1.56)(e)      --

THE HARTFORD MUTUAL FUNDS                                                     73

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD MIDCAP GROWTH
  FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31, 2006
  Class A.....................   $10.00       $(0.01)       $ 0.64        $ 0.63      $    --
  Class B.....................    10.00        (0.03)         0.64          0.61           --
  Class C.....................    10.00        (0.02)         0.63          0.61           --
THE HARTFORD SELECT MIDCAP
  GROWTH FUND
  For the Year Ended October
    31, 2006
  Class A.....................    10.14        (0.08)         1.32          1.24           --
  Class B.....................    10.08        (0.15)         1.31          1.16           --
  Class C.....................    10.08        (0.15)         1.30          1.15           --
  From (commencement of
    operations) January 1,
    2005, through October 31,
    2005
  Class A.....................    10.06        (0.06)         0.14          0.08           --
  Class B.....................    10.06        (0.09)         0.11          0.02           --
  Class C.....................    10.06        (0.09)         0.11          0.02           --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD MIDCAP GROWTH
  FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31, 2006
  Class A.....................     $   --          $   --          $   --          $ 0.63       $10.63
  Class B.....................         --              --              --            0.61        10.61
  Class C.....................         --              --              --            0.61        10.61
THE HARTFORD SELECT MIDCAP
  GROWTH FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (0.10)             --           (0.10)           1.14        11.28
  Class B.....................      (0.10)             --           (0.10)           1.06        11.14
  Class C.....................      (0.10)             --           (0.10)           1.05        11.13
  From (commencement of
    operations) January 1,
    2005, through October 31,
    2005
  Class A.....................         --              --              --            0.08        10.14
  Class B.....................         --              --              --            0.02        10.08
  Class C.....................         --              --              --            0.02        10.08

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 78.
(e) Annualized.
(f) Not annualized.

 74                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO        PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE       TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS     RATE(C)
     ----------   ----------   -----------------   -----------------   ----------    ----------
         6.30(f)%    $10,334          1.66(e)%           1.20(e)%        (0.29)(e)%     112%
         6.10(f)         297          2.47(e)            2.05(e)         (1.16)(e)       --
         6.10(f)         357          2.49(e)            2.07(e)         (1.20)(e)       --
        12.31         23,542          1.69               1.50            (0.85)          99
        11.58          3,725          2.67               2.11            (1.46)          --
        11.48          3,861          2.52               2.25            (1.60)          --
         0.80(f)      14,995          2.22(e)            1.50(e)         (0.95)(e)       97
         0.20(f)       2,354          3.35(e)            2.25(e)         (1.70)(e)       --
         0.20(f)       1,741          3.26(e)            2.25(e)         (1.70)(e)       --

THE HARTFORD MUTUAL FUNDS                                                     75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD SMALL COMPANY
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $18.45       $(0.18)       $ 3.31        $ 3.13      $    --
  Class B.....................    17.20        (0.36)         3.13          2.77           --
  Class C.....................    17.22        (0.32)         3.10          2.78           --
  For the Year Ended October
    31, 2005
  Class A.....................    15.09        (0.16)         3.52          3.36           --
  Class B.....................    14.17        (0.29)         3.32          3.03           --
  Class C.....................    14.19        (0.29)         3.32          3.03           --
  For the Year Ended October
    31, 2004
  Class A.....................    14.28        (0.18)         0.99          0.81           --
  Class B.....................    13.51        (0.27)         0.93          0.66           --
  Class C.....................    13.52        (0.28)         0.95          0.67           --
  For the Year Ended October
    31, 2003
  Class A.....................     9.93        (0.13)         4.48          4.35           --
  Class B.....................     9.46        (0.20)         4.25          4.05           --
  Class C.....................     9.47        (0.20)         4.25          4.05           --
  For the Year Ended October
    31, 2002(g)
  Class A.....................    12.00        (0.12)        (1.95)        (2.07)          --
  Class B.....................    11.52        (0.20)        (1.86)        (2.06)          --
  Class C.....................    11.53        (0.20)        (1.86)        (2.06)          --
THE HARTFORD SMALLCAP GROWTH
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................    28.30        (0.06)         3.08          3.02           --
  Class B.....................    25.57        (0.26)         2.81          2.55           --
  Class C.....................    25.56        (0.27)         2.78          2.51           --
  For the Year Ended October
    31, 2005
  Class A.....................    24.60        (0.15)         3.85          3.70           --
  Class B.....................    22.39        (0.32)         3.50          3.18           --
  Class C.....................    22.39        (0.28)         3.45          3.17           --
  For the Year Ended October
    31, 2004
  Class A.....................    22.91        (0.15)         1.84          1.69           --
  Class B.....................    20.99        (0.28)         1.68          1.40           --
  Class C.....................    20.99        (0.27)         1.67          1.40           --
  For the Year Ended October
    31, 2003
  Class A.....................    15.57        (0.09)         7.43          7.34           --
  Class B.....................    14.36        (0.15)         6.78          6.63           --
  Class C.....................    14.35        (0.16)         6.80          6.64           --
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    20.21        (0.06)        (4.58)        (4.64)          --
  Class B.....................    18.73        (0.08)        (4.29)        (4.37)          --
  Class C.....................    18.73        (0.09)        (4.29)        (4.38)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD SMALL COMPANY
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $   --          $ 3.13       $21.58
  Class B.....................         --              --              --            2.77        19.97
  Class C.....................         --              --              --            2.78        20.00
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            3.36        18.45
  Class B.....................         --              --              --            3.03        17.20
  Class C.....................         --              --              --            3.03        17.22
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            0.81        15.09
  Class B.....................         --              --              --            0.66        14.17
  Class C.....................         --              --              --            0.67        14.19
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            4.35        14.28
  Class B.....................         --              --              --            4.05        13.51
  Class C.....................         --              --              --            4.05        13.52
  For the Year Ended October
    31, 2002(g)
  Class A.....................         --              --              --           (2.07)        9.93
  Class B.....................         --              --              --           (2.06)        9.46
  Class C.....................         --              --              --           (2.06)        9.47
THE HARTFORD SMALLCAP GROWTH
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................         --              --              --            3.02        31.32
  Class B.....................         --              --              --            2.55        28.12
  Class C.....................         --              --              --            2.51        28.07
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            3.70        28.30
  Class B.....................         --              --              --            3.18        25.57
  Class C.....................         --              --              --            3.17        25.56
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            1.69        24.60
  Class B.....................         --              --              --            1.40        22.39
  Class C.....................         --              --              --            1.40        22.39
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            7.34        22.91
  Class B.....................         --              --              --            6.63        20.99
  Class C.....................         --              --              --            6.64        20.99
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --              --           (4.64)       15.57
  Class B.....................         --              --              --           (4.37)       14.36
  Class C.....................         --              --              --           (4.38)       14.35

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 78.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 76                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        16.96%      $194,656          1.48%              1.40%           (0.87)%       170%
        16.10         52,036          2.32               2.15            (1.62)         --
        16.14         47,744          2.23               2.15            (1.62)         --
        22.27        159,577          1.57               1.40            (0.88)        104
        21.38         56,664          2.39               2.15            (1.63)         --
        21.35         44,564          2.30               2.15            (1.63)         --
         5.67        156,278          1.62               1.45            (1.15)        142
         4.88         58,438          2.40               2.15            (1.85)         --
         4.96         49,327          2.30               2.15            (1.85)         --
        43.81        141,327          1.63               1.45            (1.19)        179
        42.81         58,286          2.36               2.15            (1.89)         --
        42.77         52,010          2.23               2.15            (1.88)         --
       (17.25)        96,302          1.64               1.45            (0.97)        226
       (17.88)        41,439          2.31               2.15            (1.67)         --
       (17.87)        38,938          2.20               2.15            (1.65)         --
        10.67        228,776          1.56               1.36            (0.30)         86
         9.97         19,078          2.39               2.02            (0.95)         --
         9.82         24,070          2.25               2.15            (1.08)         --
        15.04         66,403          1.62               1.40            (0.65)         81
        14.20         16,230          2.51               2.15            (1.40)         --
        14.16         15,668          2.33               2.15            (1.40)         --
         7.38         42,962          1.77               1.45            (0.81)        102
         6.67         11,930          2.59               2.15            (1.51)         --
         6.67         10,140          2.38               2.15            (1.51)         --
        47.14         17,544          1.61               1.45            (0.83)        122
        46.17          6,571          2.31               2.15            (1.53)         --
        46.27          5,076          2.22               2.15            (1.53)         --
       (22.97)(f)      3,457          1.82(e)            1.45(e)         (0.93)(e)      93
       (23.31)(f)      1,756          2.52(e)            2.15(e)         (1.60)(e)      --
       (23.37)(f)      1,432          2.38(e)            2.15(e)         (1.60)(e)      --

THE HARTFORD MUTUAL FUNDS                                                     77

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
FOCUS FUND
Class A Shares                                      1.48%              1.57%              1.59%
Class B Shares                                      2.23%              2.32%              2.32%
Class C Shares                                      2.23%              2.32%              2.25%
GROWTH FUND
Class A Shares                                      1.31%              1.31%              1.43%
Class B Shares                                      2.08%              2.13%              2.13%
Class C Shares                                      2.00%              2.03%              2.05%
GROWTH OPPORTUNITIES FUND
Class A Shares                                      1.18%              1.30%              1.40%
Class B Shares                                      2.05%              2.08%              2.10%
Class C Shares                                      2.05%              2.07%              2.06%
MIDCAP GROWTH FUND
Class A Shares                                     1.20%#
Class B Shares                                     2.05%#
Class C Shares                                     2.07%#
SELECT MIDCAP GROWTH FUND
Class A Shares                                      1.48%             1.49%*
Class B Shares                                      2.09%             2.24%*
Class C Shares                                      2.23%             2.24%*
SMALL COMPANY FUND
Class A Shares                                      1.37%              1.35%              1.40%
Class B Shares                                      2.12%              2.10%              2.10%
Class C Shares                                      2.11%              2.10%              2.10%
SMALLCAP GROWTH FUND
Class A Shares                                      1.34%              1.38%              1.44%
Class B Shares                                      2.00%              2.13%              2.14%
Class C Shares                                      2.13%              2.13%              2.14%

---------------

* From (commencement of operations) January 1, 2005, through October 31, 2005.

# From (commencement of operations) July 31, 2006, through October 31, 2006.

 78                                                    THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
FOCUS FUND
Class A Shares                                                      2.21%
Class B Shares                                                      1.48%
Class C Shares                                                      1.53%

THE HARTFORD MUTUAL FUNDS                                                     79

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Focus Fund                        A        1269   416645224   HFFAX
        The Hartford Focus Fund                        B        1270   416645216   HFFBX
        The Hartford Focus Fund                        C        1271   416645190   HFFCX
        The Hartford Growth Fund                       A        1228   416529691   HGWAX
        The Hartford Growth Fund                       B        1229   416529683   HGWBX
        The Hartford Growth Fund                       C        1230   416529675   HGWCX
        The Hartford Growth Opportunities Fund         A        1618   416529881   HGOAX
        The Hartford Growth Opportunities Fund         B        1619   416529873   HGOBX
        The Hartford Growth Opportunities Fund         C        1620   416529865   HGOCX
        The Hartford MidCap Growth Fund                A        1293   416648152   HPGAX
        The Hartford LargeCap Growth Fund              A        1320   416649812   HLPAX
        The Hartford LargeCap Growth Fund              B        1321   416649796   HLPBX
        The Hartford LargeCap Growth Fund              C        1322   416649788   HLPCX
        The Hartford MidCap Growth Fund                B        1294   416648145   HPGBX
        The Hartford MidCap Growth Fund                C        1295   416648137   HPGCX
        The Hartford Select MidCap Growth Fund         A        1201   416648640   HSMAX
        The Hartford Select MidCap Growth Fund         B        1202   416648632   HSMBX
        The Hartford Select MidCap Growth Fund         C        1203   416648624   HTSCX
        The Hartford Small Company Fund                A         205   416645109   IHSAX
        The Hartford Small Company Fund                B         227   416645208   HSCBX
        The Hartford Small Company Fund                C         231   416645646   HSMCX
        The Hartford SmallCap Growth Fund              A        1622   416529105   HSLAX
        The Hartford SmallCap Growth Fund              B        1623   416529204   HSLBX
        The Hartford SmallCap Growth Fund              C        1624   416529303   HSLCX

 80                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                           CLASS A, CLASS B AND CLASS C SHARES

                           PROSPECTUS
                           MARCH 1, 2007


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND       THE HARTFORD DOMESTIC EQUITY BLEND FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE    THE HARTFORD ADVISERS FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION    THE HARTFORD CAPITAL APPRECIATION FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.             THE HARTFORD CAPITAL APPRECIATION II FUND
                                                   THE HARTFORD DISCIPLINED EQUITY FUND
                                                   THE HARTFORD MIDCAP FUND
                                                   THE HARTFORD STOCK FUND

                           THE HARTFORD MUTUAL FUNDS
                           P.O. BOX 64387
                           ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2
A summary of each fund's                  The Hartford Advisers Fund                                             3
goals, principal strategies,              The Hartford Capital Appreciation Fund                                 8
main risks, performance and               The Hartford Capital Appreciation II Fund                             12
expenses                                  The Hartford Disciplined Equity Fund                                  16
                                          The Hartford MidCap Fund                                              20
                                          The Hartford Stock Fund                                               24
Description of other                      Investment strategies and investment matters                          28
investment strategies and                 Terms used in this Prospectus                                         31
investment risks
Investment manager and                    Management of the funds                                               33
management fee information
Information on your account               About your account                                                    38
                                          Choosing a share class                                                38
                                          How sales charges are calculated                                      40
                                          Sales charge reductions and waivers                                   41
                                          Opening an account                                                    47
                                          Buying shares                                                         48
                                          Selling shares                                                        50
                                          Transaction policies                                                  54
                                          Dividends and account policies                                        58
                                          Additional investor services                                          59
Further information on the                Financial highlights                                                  61
funds                                     Fund code, CUSIP number and symbol                                    74
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the MidCap Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Capital Appreciation Fund and Capital Appreciation II Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund and a series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and the Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
               23.30%   21.09%   12.08%   0.90%                      17.54%   3.43%    6.74%    10.16%
   0
 -10
                                                   -5.21%  -13.22%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 12.39% (2nd quarter, 1997) and the lowest quarterly return was -9.66% (2nd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  4.11%    3.28%     6.52%
   Class A Return After Taxes on
   Distributions                                3.33%    2.68%     5.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.75%    2.44%     5.15%
   Class B Return Before Taxes                  4.30%    3.34%     6.35%
   Class C Return Before Taxes(1)               8.38%    3.79%     6.39%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%
   Lehman Brothers Government/Credit Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           3.78%    5.17%     6.26%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)    5.00%       1.00%
   Exchange fees                                                None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.62%       0.62%       0.62%
   Distribution and service (12b-1) fees                       0.25%(3)    1.00%       1.00%
   Other expenses(4)                                           0.30%       0.34%       0.25%
   Total annual operating expenses(2)(4)                       1.17%(3)(5)  1.96%      1.87%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.12%, 1.91% and 1.82%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.18%.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  663    $  699    $  290
   Year 3                                      $  901    $  915    $  588
   Year 5                                      $1,158    $1,257    $1,011
   Year 10                                     $1,892    $2,081    $2,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  663    $  199    $  190
   Year 3                                      $  901    $  615    $  588
   Year 5                                      $1,158    $1,057    $1,011
   Year 10                                     $1,892    $2,081    $2,190

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               55.11%   3.26%    66.76%   8.35%                      40.40%   17.93%   15.10%   15.66%
   0
 -15
                                                   -6.74%  -22.86%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  9.30%    9.94%    15.79%
   Class A Return After Taxes on
   Distributions                                7.32%    9.22%    14.20%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.03%    8.45%    13.30%
   Class B Return Before Taxes                  9.72%   10.08%    15.61%
   Class C Return Before Taxes(1)              13.86%   10.47%    15.67%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%    7.16%     8.64%

INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None         None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%        1.00%
   Exchange fees                                                None         None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.66%        0.66%        0.66%
   Distribution and service (12b-1) fees                       0.25%(2)     1.00%        1.00%
   Other expenses(3)                                           0.27%        0.31%        0.24%
   Total annual operating expenses(3)                          1.18%(2)(4)  1.97%        1.90%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.29%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  664    $  700    $  293
   Year 3                                      $  904    $  918    $  597
   Year 5                                      $1,163    $1,262    $1,026
   Year 10                                     $1,903    $2,091    $2,222

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  664    $  200    $  193
   Year 3                                      $  904    $  618    $  597
   Year 5                                      $1,163    $1,062    $1,026
   Year 10                                     $1,903    $2,091    $2,222

THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities: Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short-and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities: Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities: Generally 15% - 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.

Capital Appreciation: Generally 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations: Generally 5% - 15% of the total portfolio

The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial

 12                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 20%
  10                                   17.66%
   0

                                        2006

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 8.83% (4th quarter, 2006) and the lowest quarterly return was -1.75% (2nd quarter, 2006).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     13

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 04/29/05)
   Class A Return Before Taxes                 11.18%        18.08%
   Class A Return After Taxes on
   Distributions                               10.38%        17.25%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.34%        15.01%
   Class B Return Before Taxes                 11.70%        19.12%
   Class C Return Before Taxes                 15.87%        21.34%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%        16.08%

INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.99%     0.99%     0.99%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.42%     0.55%     0.38%
   Total annual operating expenses(3)(4)                       1.66%(2)  2.54%     2.37%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  709    $  757    $  340
   Year 3                                      $1,045    $1,091    $  739
   Year 5                                      $1,403    $1,550    $1,265
   Year 10                                     $2,407    $2,660    $2,706

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  709    $  257    $  240
   Year 3                                      $1,045    $  791    $  739
   Year 5                                      $1,403    $1,350    $1,265
   Year 10                                     $2,407    $2,660    $2,706

THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  15
               20.80%                              28.36%   7.73%    6.07%    11.82%
   0
 -15
                        -6.49%   -8.50%  -25.11%
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -16.60% 3rd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     17

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 04/30/98)
   Class A Return Before Taxes                 5.67%    3.02%          3.76%
   Class A Return After Taxes on
   Distributions                               5.40%    2.91%          3.41%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       3.68%    2.52%          3.03%
   Class B Return Before Taxes                 6.13%    3.12%          3.70%
   Class C Return Before Taxes(1)              10.06%   3.49%          3.72%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%   6.19%          8.42%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None      None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%     1.00%
   Exchange fees                                 None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%      0.80%     0.80%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%     1.00%
   Other expenses(3)                            0.35%      0.50%     0.30%
   Total annual operating expenses(3)(4)       1.40%(2)    2.30%     2.10%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  685    $  733    $  313
   Year 3                                      $  969    $1,018    $  658
   Year 5                                      $1,274    $1,430    $1,129
   Year 10                                     $2,137    $2,410    $2,431

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  685    $  233    $  213
   Year 3                                      $  969    $  718    $  658
   Year 5                                      $1,274    $1,230    $1,129
   Year 10                                     $2,137    $2,410    $2,431

THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
               23.12%   50.17%   24.86%                     35.84%   15.94%   16.25%   11.04%
   0
 -10
                                          -4.65%  -15.01%
 -20

                1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -18.47% (3rd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     21

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 12/31/97)
   Class A Return Before Taxes                  4.93%   10.30%         15.26%
   Class A Return After Taxes on
   Distributions                                2.18%    9.01%         13.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        6.07%    8.72%         13.04%
   Class B Return Before Taxes                  5.67%   10.47%         15.15%
   Class C Return Before Taxes(1)               9.42%   10.82%         15.23%
   S&P MidCap 400 Index (reflects no
   deduction for fees, expenses or taxes)      10.32%   10.89%         11.56%

INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None         None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%        1.00%
   Exchange fees                                                None         None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.73%        0.73%        0.73%
   Distribution and service (12b-1) fees                       0.25%(2)     1.00%        1.00%
   Other expenses(3)                                           0.29%        0.31%        0.23%
   Total annual operating expenses(3)                          1.27%(2)(4)  2.04%        1.96%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.37%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  672     $  707     $  299
   Year 3                                      $  931     $  940     $  615
   Year 5                                      $1,209     $1,298     $1,057
   Year 10                                     $2,000     $2,171     $2,285

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  672     $  207     $  199
   Year 3                                      $  931     $  640     $  615
   Year 5                                      $1,209     $1,098     $1,057
   Year 10                                     $2,000     $2,171     $2,285

THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               31.78%   31.33%   22.31%                              25.34%   3.14%    8.84%    13.73%
   0
 -10
                                          -5.09%  -13.73%  -24.49%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -17.28% (2nd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     25

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  7.47%    2.69%     7.06%
   Class A Return After Taxes on
   Distributions                                7.31%    2.60%     6.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        4.86%    2.25%     6.07%
   Class B Return Before Taxes                  7.78%    2.66%     6.85%
   Class C Return Before Taxes(1)              11.92%    3.19%     6.93%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A      CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%      1.00%
   Exchange fees                                                None         None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.73%        0.73%      0.73%
   Distribution and service (12b-1) fees                       0.25%(3)     1.00%      1.00%
   Other expenses(4)                                           0.43%        0.50%      0.35%
   Total annual operating expenses(2)(4)                       1.41%(3)(5)  2.23%      2.08%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.36%, 2.18% and 2.03%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.28%.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  726     $  311
   Year 3                                      $  972     $  997     $  652
   Year 5                                      $1,279     $1,395     $1,119
   Year 10                                     $2,148     $2,358     $2,410

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  226     $  211
   Year 3                                      $  972     $  697     $  652
   Year 5                                      $1,279     $1,195     $1,119
   Year 10                                     $2,148     $2,358     $2,410

THE HARTFORD MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund may invest in debt securities as part of its principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


The funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund and Capital Appreciation II Fund may invest in emerging markets as part of their principal investment strategy. All other funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks

THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund may invest in securities of small capitalization companies as part of its principal investment strategy. All other funds may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset

 30                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The Capital Appreciation II Fund may have a relatively high portfolio turnover.

The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity Fund, MidCap Fund and Stock Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month each fund's largest ten holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the

THE HARTFORD MUTUAL FUNDS                                                     33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%

MIDCAP FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, STOCK FUND(1)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

ADVISERS FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.690%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Advisers Fund                 0.62%
The Hartford Capital Appreciation Fund     0.66%
The Hartford Capital Appreciation II
  Fund                                     0.99%
The Hartford Disciplined Equity Fund       0.80%
The Hartford MidCap Fund                   0.73%
The Hartford Stock Fund                    0.73%

A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio

THE HARTFORD MUTUAL FUNDS                                                     35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities


James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Growth Opportunities


Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Special Situations


Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Global Equities


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation


Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

DISTRIBUTION PLANS


The Company, on behalf of its funds, has adopted a separate distribution plan (the "Plan") for each

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Boards of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing

THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The

 40                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's

THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

THE HARTFORD MUTUAL FUNDS                                                     43

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc.,

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to

THE HARTFORD MUTUAL FUNDS                                                     45

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

 46                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     47

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 48                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     49

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 50                                                    THE HARTFORD MUTUAL FUNDS

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     51

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 52                                                    THE HARTFORD MUTUAL FUNDS

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.


                       ADDRESS:                                       PHONE NUMBER:
               THE HARTFORD MUTUAL FUNDS                        1-888-THE-STAG (843-7824)
                    P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                ST. PAUL, MN 55164-0387                                   PLAN
                                                           ADMINISTRATOR FOR INSTRUCTIONS AND
                                                                       ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     53

TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 54                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost

THE HARTFORD MUTUAL FUNDS                                                     55

TRANSACTION POLICIES
--------------------------------------------------------------------------------

investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

 56                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected,

THE HARTFORD MUTUAL FUNDS                                                     57

TRANSACTION POLICIES
--------------------------------------------------------------------------------

the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

 58                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

THE HARTFORD MUTUAL FUNDS                                                     59

TRANSACTION POLICIES
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of The Hartford Mutual Fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of The Hartford Mutual Fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 60                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD ADVISERS FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $15.34       $ 0.31        $ 1.38        $ 1.69      $ (0.29)
  Class B.....................    15.19         0.18          1.37          1.55        (0.17)
  Class C.....................    15.34         0.19          1.38          1.57        (0.18)
  For the Year Ended October
    31, 2005(e)
  Class A.....................    14.57         0.26          0.80          1.06        (0.29)
  Class B.....................    14.43         0.14          0.79          0.93        (0.17)
  Class C.....................    14.56         0.16          0.80          0.96        (0.18)
  For the Year Ended October
    31, 2004(e)
  Class A.....................    14.19         0.18          0.38          0.56        (0.18)
  Class B.....................    14.05         0.07          0.38          0.45        (0.07)
  Class C.....................    14.18         0.09          0.37          0.46        (0.08)
  For the Year Ended October
    31, 2003(e)
  Class A.....................    12.67         0.19          1.52          1.71        (0.19)
  Class B.....................    12.54         0.09          1.51          1.60        (0.09)
  Class C.....................    12.66         0.11          1.52          1.63        (0.11)
  For the Year Ended October
    31, 2002(e)
  Class A.....................    14.38         0.21         (1.69)        (1.48)       (0.23)
  Class B.....................    14.24         0.11         (1.68)        (1.57)       (0.13)
  Class C.....................    14.37         0.12         (1.69)        (1.57)       (0.14)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD ADVISERS FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.29)         $ 1.40       $16.74
  Class B.....................         --              --           (0.17)           1.38        16.57
  Class C.....................         --              --           (0.18)           1.39        16.73
  For the Year Ended October
    31, 2005(e)
  Class A.....................         --              --           (0.29)           0.77        15.34
  Class B.....................         --              --           (0.17)           0.76        15.19
  Class C.....................         --              --           (0.18)           0.78        15.34
  For the Year Ended October
    31, 2004(e)
  Class A.....................         --              --           (0.18)           0.38        14.57
  Class B.....................         --              --           (0.07)           0.38        14.43
  Class C.....................         --              --           (0.08)           0.38        14.56
  For the Year Ended October
    31, 2003(e)
  Class A.....................         --              --           (0.19)           1.52        14.19
  Class B.....................         --              --           (0.09)           1.51        14.05
  Class C.....................         --              --           (0.11)           1.52        14.18
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --           (0.23)          (1.71)       12.67
  Class B.....................         --              --           (0.13)          (1.70)       12.54
  Class C.....................                         --           (0.14)          (1.71)       12.66

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 72.
(e) Per share amounts have been calculated using average shares outstanding method.

 62                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        11.16%    $1,110,324          1.17%              1.12%            1.86%         99%
        10.25        341,772          1.96               1.91             1.07          --
        10.32        219,580          1.87               1.82             1.16          --
         7.30      1,222,944          1.21               1.19             1.73          66
         6.48        437,462          1.99               1.98             0.95          --
         6.63        253,605          1.91               1.89             1.06          --
         3.93(h)   1,539,264          1.22               1.22             1.23          42
         3.21(h)     550,499          1.95               1.95             0.50          --
         3.27(h)     355,711          1.86               1.86             0.58          --
        13.62      1,470,569          1.40               1.39             1.44          46
        12.86        593,179          2.13               2.12             0.72          --
        12.92        421,814          2.00               2.00             0.84          --
       (10.42)     1,245,331          1.41               1.36             1.56          44
       (11.11)       567,953          2.08               2.08             0.84          --
       (10.99)       422,520          1.97               1.97             0.95          --

THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD CAPITAL
  APPRECIATION FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $36.51       $ 0.15        $ 6.43        $ 6.58      $    --
  Class B.....................    33.90        (0.10)         5.87          5.77           --
  Class C.....................    34.00        (0.07)         5.89          5.82           --
  For the Year Ended October
    31, 2005
  Class A.....................    30.80         0.09          5.62          5.71           --
  Class B.....................    28.82        (0.15)         5.23          5.08           --
  Class C.....................    28.88        (0.11)         5.23          5.12           --
  For the Year Ended October
    31, 2004
  Class A.....................    26.50        (0.01)         4.31          4.30           --
  Class B.....................    24.97        (0.21)         4.06          3.85           --
  Class C.....................    25.00        (0.18)         4.06          3.88           --
  For the Year Ended October
    31, 2003
  Class A.....................    20.47        (0.04)         6.07          6.03           --
  Class B.....................    19.44        (0.19)         5.72          5.53           --
  Class C.....................    19.44        (0.16)         5.72          5.56           --
  For the Year Ended October
    31, 2002(g)
  Class A.....................    24.12        (0.06)        (3.59)        (3.65)          --
  Class B.....................    23.06        (0.25)        (3.37)        (3.62)          --
  Class C.....................    23.04        (0.22)        (3.38)        (3.60)          --
THE HARTFORD CAPITAL
  APPRECIATION II FUND
  For the Year Ended October
    31, 2006
  Class A.....................    11.07        (0.01)         2.22          2.21           --
  Class B.....................    11.02        (0.07)         2.19          2.12           --
  Class C.....................    11.04        (0.06)         2.17          2.11           --
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................    10.00        (0.01)         1.08          1.07           --
  Class B.....................    10.00        (0.03)         1.05          1.02           --
  Class C.....................    10.00        (0.03)         1.07          1.04           --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD CAPITAL
  APPRECIATION FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $(3.42)         $   --          $(3.42)         $ 3.16        39.67
  Class B.....................      (3.42)             --           (3.42)           2.35        36.25
  Class C.....................      (3.42)             --           (3.42)           2.40        36.40
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            5.71        36.51
  Class B.....................         --              --              --            5.08        33.90
  Class C.....................         --              --              --            5.12        34.00
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            4.30        30.80
  Class B.....................         --              --              --            3.85        28.82
  Class C.....................         --              --              --            3.88        28.88
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            6.03        26.50
  Class B.....................         --              --              --            5.53        24.97
  Class C.....................         --              --              --            5.56        25.00
  For the Year Ended October
    31, 2002(g)
  Class A.....................         --              --              --           (3.65)       20.47
  Class B.....................         --              --              --           (3.62)       19.44
  Class C.....................         --              --              --           (3.60)       19.44
THE HARTFORD CAPITAL
  APPRECIATION II FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (0.15)             --           (0.15)           2.06        13.13
  Class B.....................      (0.15)             --           (0.15)           1.97        12.99
  Class C.....................      (0.15)             --           (0.15)           1.96        13.00
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................         --              --              --            1.07        11.07
  Class B.....................         --              --              --            1.02        11.02
  Class C.....................         --              --              --            1.04        11.04

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 72.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 64                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        19.56%    $9,312,766          1.18%              1.18%            0.47%         74%
        18.59      1,868,359          1.97               1.97            (0.31)         --
        18.69      2,968,472          1.90               1.90            (0.25)         --
        18.54      6,071,891          1.26               1.26             0.31          93
        17.63      1,631,199          2.03               2.03            (0.45)         --
        17.73      1,834,562          1.94               1.94            (0.37)         --
        16.23      4,203,178          1.35               1.35            (0.05)         78
        15.42      1,432,121          2.06               2.06            (0.78)         --
        15.52      1,348,972          1.97               1.97            (0.68)         --
        29.46      2,357,913          1.45               1.43            (0.13)        113
        28.45      1,140,154          2.17               2.17            (0.87)         --
        28.60        981,246          2.05               2.05            (0.75)         --
       (15.13)     1,700,765          1.45               1.40            (0.28)        112
       (15.70)       884,553          2.14               2.14            (1.04)         --
       (15.62)       738,988          2.02               2.02            (0.92)         --
        20.21        241,238          1.66               1.60            (0.13)        113
        19.48         29,169          2.54               2.35            (0.88)         --
        19.35         97,678          2.37               2.33            (0.86)         --
        10.70(f)      56,981          1.99(e)            1.60(e)         (0.30)(e)      46
        10.20(f)       6,343          2.97(e)            2.35(e)         (1.10)(e)      --
        10.40(f)      19,494          2.82(e)            2.35(e)         (1.12)(e)      --

THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD DISCIPLINED
  EQUITY FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $11.78       $ 0.04        $ 1.39        $ 1.43      $ (0.02)
  Class B.....................    11.25        (0.03)         1.31          1.28           --
  Class C.....................    11.26        (0.04)         1.32          1.28           --
  For the Year Ended October
    31, 2005
  Class A.....................    10.67         0.10          1.09          1.19        (0.08)
  Class B.....................    10.20        (0.02)         1.08          1.06        (0.01)
  Class C.....................    10.22        (0.02)         1.07          1.05        (0.01)
  For the Year Ended October
    31, 2004
  Class A.....................    10.08         0.03          0.57          0.60        (0.01)
  Class B.....................     9.70        (0.05)         0.55          0.50           --
  Class C.....................     9.71        (0.05)         0.56          0.51           --
  For the Year Ended October
    31, 2003
  Class A.....................     8.43         0.02          1.63          1.65           --
  Class B.....................     8.17        (0.04)         1.57          1.53           --
  Class C.....................     8.18        (0.04)         1.57          1.53           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................    10.36           --         (1.93)        (1.93)          --
  Class B.....................    10.10        (0.11)        (1.82)        (1.93)          --
  Class C.....................    10.11        (0.06)        (1.87)        (1.93)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD DISCIPLINED
  EQUITY FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.02)         $ 1.41       $13.19
  Class B.....................         --              --              --            1.28        12.53
  Class C.....................         --              --              --            1.28        12.54
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.08)           1.11        11.78
  Class B.....................         --              --           (0.01)           1.05        11.25
  Class C.....................         --              --           (0.01)           1.04        11.26
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.01)           0.59        10.67
  Class B.....................         --              --              --            0.50        10.20
  Class C.....................         --              --              --            0.51        10.22
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            1.65        10.08
  Class B.....................         --              --              --            1.53         9.70
  Class C.....................         --              --              --            1.53         9.71
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.93)        8.43
  Class B.....................         --              --              --           (1.93)        8.17
  Class C.....................         --              --              --           (1.93)        8.18

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 72.
(e) Per share amounts have been calculated using average shares outstanding method.
(f) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 73.

 66                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        12.13%      $189,375          1.40%              1.40%            0.39%         67%
        11.38         35,673          2.30               2.07            (0.28)         --
        11.37         29,153          2.10               2.10            (0.31)         --
        11.19        209,721          1.41               1.40             0.81          61
        10.35         39,806          2.34               2.15             0.06          --
        10.29         33,690          2.11               2.11             0.12          --
         5.92        241,014          1.46               1.45             0.30          62
         5.16         44,561          2.34               2.15            (0.41)         --
         5.25(f)      40,965          2.10               2.10            (0.36)         --
        19.57        243,842          1.56               1.45             0.24          76
        18.73         47,888          2.30               2.15            (0.46)         --
        18.70         46,162          2.17               2.15            (0.46)         --
       (18.63)       230,545          1.57               1.45            (0.03)         89
       (19.11)        43,431          2.26               2.15            (1.03)         --
       (19.09)        44,054          2.13               2.13            (0.80)         --

THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD MIDCAP FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $26.32       $(0.03)       $ 3.44        $ 3.41      $    --
  Class B.....................    24.77        (0.22)         3.22          3.00           --
  Class C.....................    24.86        (0.20)         3.23          3.03           --
  For the Year Ended October
    31, 2005
  Class A.....................    22.61        (0.05)         4.24          4.19           --
  Class B.....................    21.47        (0.24)         4.02          3.78           --
  Class C.....................    21.52        (0.22)         4.04          3.82           --
  For the Year Ended October
    31, 2004
  Class A.....................    20.58        (0.09)         2.12          2.03           --
  Class B.....................    19.68        (0.25)         2.04          1.79           --
  Class C.....................    19.71        (0.23)         2.04          1.81           --
  For the Year Ended October
    31, 2003
  Class A.....................    15.50        (0.08)         5.16          5.08           --
  Class B.....................    14.93        (0.20)         4.95          4.75           --
  Class C.....................    14.94        (0.18)         4.95          4.77           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................    16.57        (0.10)        (0.97)        (1.07)          --
  Class B.....................    16.07        (0.21)        (0.93)        (1.14)          --
  Class C.....................    16.08        (0.21)        (0.93)        (1.14)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD MIDCAP FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $(4.42)         $   --          $(4.42)         $(1.01)      $25.31
  Class B.....................      (4.42)             --           (4.42)          (1.42)       23.35
  Class C.....................      (4.42)             --           (4.42)          (1.39)       23.47
  For the Year Ended October
    31, 2005
  Class A.....................      (0.48)             --           (0.48)           3.71        26.32
  Class B.....................      (0.48)             --           (0.48)           3.30        24.77
  Class C.....................      (0.48)             --           (0.48)           3.34        24.86
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            2.03        22.61
  Class B.....................         --              --              --            1.79        21.47
  Class C.....................         --              --              --            1.81        21.52
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            5.08        20.58
  Class B.....................         --              --              --            4.75        19.68
  Class C.....................         --              --              --            4.77        19.71
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (1.07)       15.50
  Class B.....................         --              --              --           (1.14)       14.93
  Class C.....................         --              --              --           (1.14)       14.94

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 72.
(e) Per share amounts have been calculated using average shares outstanding method.

 68                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        14.84%    $1,837,361          1.27%              1.27%           (0.13)%        84%
        13.97        449,488          2.04               2.04            (0.90)         --
        14.06        499,039          1.96               1.96            (0.82)         --
        18.85      1,677,327          1.30               1.30            (0.20)         74
        17.92        464,175          2.08               2.08            (0.98)         --
        18.07        499,502          1.99               1.99            (0.89)         --
         9.86      1,544,968          1.37               1.37            (0.41)         52
         9.10        438,658          2.11               2.11            (1.15)         --
         9.18        484,268          2.02               2.02            (1.06)         --
        32.77      1,413,021          1.50               1.48            (0.58)         70
        31.82        424,959          2.23               2.20            (1.30)         --
        31.93        477,891          2.10               2.10            (1.21)         --
        (6.46)       704,238          1.56               1.45            (0.65)        109
        (7.09)       266,650          2.24               2.15            (1.35)         --
        (7.09)       275,305          2.12               2.12            (1.31)         --

THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD STOCK FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................   $18.39       $ 0.11        $ 2.58        $ 2.69      $ (0.04)
  Class B.....................    17.23        (0.05)         2.40          2.35           --
  Class C.....................    17.35        (0.04)         2.42          2.38           --
  For the Year Ended October
    31, 2005
  Class A.....................    16.76         0.16          1.57          1.73        (0.10)
  Class B.....................    15.76           --          1.47          1.47           --
  Class C.....................    15.84         0.04          1.47          1.51           --
  For the Year Ended October
    31, 2004
  Class A.....................    16.21         0.03          0.52          0.55           --
  Class B.....................    15.35        (0.10)         0.51          0.41           --
  Class C.....................    15.41        (0.08)         0.51          0.43           --
  For the Year Ended October
    31, 2003
  Class A.....................    13.73         0.04          2.44          2.48           --
  Class B.....................    13.10        (0.07)         2.32          2.25           --
  Class C.....................    13.13        (0.05)         2.33          2.28           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................    16.89           --         (3.16)        (3.16)          --
  Class B.....................    16.24        (0.12)        (3.02)        (3.14)          --
  Class C.....................    16.23        (0.08)        (3.02)        (3.10)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD STOCK FUND
  For the Year Ended October
    31, 2006(e)
  Class A.....................     $   --          $   --          $(0.04)         $ 2.65       $21.04
  Class B.....................         --              --              --            2.35        19.58
  Class C.....................         --              --              --            2.38        19.73
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.10)           1.63        18.39
  Class B.....................         --              --              --            1.47        17.23
  Class C.....................         --              --              --            1.51        17.35
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            0.55        16.76
  Class B.....................         --              --              --            0.41        15.76
  Class C.....................         --              --              --            0.43        15.84
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            2.48        16.21
  Class B.....................         --              --              --            2.25        15.35
  Class C.....................         --              --              --            2.28        15.41
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --              --           (3.16)       13.73
  Class B.....................         --              --              --           (3.14)       13.10
  Class C.....................         --              --              --           (3.10)       13.13

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 72.
(e) Per share amounts have been calculated using average shares outstanding method.

 70                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        14.65%      $684,726          1.41%              1.28%            0.53%        110%
        13.64        223,639          2.23               2.12            (0.30)         --
        13.72        161,554          2.08               2.03            (0.21)         --
        10.36        727,492          1.42               1.33             0.89          62
         9.33        278,445          2.23               2.23            (0.02)         --
         9.53        182,587          2.09               2.09             0.17          --
         3.39        952,606          1.42               1.42             0.18          29
         2.67        343,148          2.18               2.18            (0.59)         --
         2.79        256,271          2.03               2.03            (0.44)         --
        18.06        976,663          1.47               1.45             0.26          37
        17.18        376,437          2.20               2.18            (0.47)         --
        17.36        311,874          2.07               2.07            (0.36)         --
       (18.71)       880,371          1.47               1.42            (0.01)         48
       (19.34)       351,382          2.15               2.15            (0.74)         --
       (19.10)       313,173          2.03               2.03            (0.62)         --

THE HARTFORD MUTUAL FUNDS                                                     71

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
ADVISERS FUND
Class A Shares                                      1.11%              1.18%              1.22%
Class B Shares                                      1.90%              1.96%              1.94%
Class C Shares                                      1.81%              1.88%              1.86%
CAPITAL APPRECIATION FUND
Class A Shares                                      1.17%              1.22%              1.32%
Class B Shares                                      1.96%              1.99%              2.03%
Class C Shares                                      1.88%              1.91%              1.94%
CAPITAL APPRECIATION II FUND
Class A Shares                                      1.59%             1.60%@
Class B Shares                                      2.34%             2.35%@
Class C Shares                                      2.32%             2.35%@
DISCIPLINED EQUITY FUND
Class A Shares                                      1.39%              1.38%              1.44%
Class B Shares                                      2.07%              2.13%              2.14%
Class C Shares                                      2.09%              2.10%              2.09%
MIDCAP FUND
Class A Shares                                      1.25%              1.28%              1.36%
Class B Shares                                      2.01%              2.06%              2.10%
Class C Shares                                      1.93%              1.97%              2.00%
STOCK FUND
Class A Shares                                      1.26%              1.31%              1.42%
Class B Shares                                      2.10%              2.21%              2.18%
Class C Shares                                      2.01%              2.07%              2.03%

---------------

@ From (commencement of operations) April 29, 2005, through October 31, 2005.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
ADVISERS FUND
Class A Shares                                                      3.74%
Class B Shares                                                      2.95%
Class C Shares                                                      3.06%
DISCIPLINED EQUITY FUND
Class C Shares                                                      5.24%

THE HARTFORD MUTUAL FUNDS                                                     73

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Advisers Fund                     A         210   416645810   ITTAX
        The Hartford Advisers Fund                     B         211   416645794   IHABX
        The Hartford Advisers Fund                     C         212   416645588   HAFCX
        The Hartford Capital Appreciation Fund         A         214   416645406   ITHAX
        The Hartford Capital Appreciation Fund         B         228   416645505   IHCAX
        The Hartford Capital Appreciation Fund         C         237   416645638   HCACX
        The Hartford Capital Appreciation II Fund      A        1205   416648590   HCTAX
        The Hartford Capital Appreciation II Fund      B        1206   416648582   HCTBX
        The Hartford Capital Appreciation II Fund      C        1207   416648574   HFCCX
        The Hartford Disciplined Equity Fund           A         215   416645679   HAIAX
        The Hartford Disciplined Equity Fund           B         220   416645661   HGIBX
        The Hartford Disciplined Equity Fund           C         243   416645547   HGICX
        The Hartford MidCap Fund                       A         937   416645711   HFMCX
        The Hartford MidCap Fund                       B         978   416645695   HAMBX
        The Hartford MidCap Fund                       C         238   416645554   HMDCX
        The Hartford Stock Fund                        A         221   416645877   IHSTX
        The Hartford Stock Fund                        B         972   416645869   ITSBX
        The Hartford Stock Fund                        C         242   416645612   HSFCX

 74                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD DOMESTIC EQUITY VALUE FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD BALANCED INCOME FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD DIVIDEND AND GROWTH FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD EQUITY INCOME FUND
                                                      THE HARTFORD MIDCAP VALUE FUND
                                                      THE HARTFORD SELECT MIDCAP VALUE FUND
                                                      THE HARTFORD SELECT SMALLCAP VALUE FUND
                                                      THE HARTFORD VALUE FUND
                                                      THE HARTFORD VALUE OPPORTUNITIES FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2

A summary of each fund's                  The Hartford Balanced Income Fund                                      3
goals, principal strategies,              The Hartford Dividend and Growth Fund                                  6
main risks, performance and               The Hartford Equity Income Fund                                       10
expenses                                  The Hartford MidCap Value Fund                                        14
                                          The Hartford Select MidCap Value Fund                                 18
                                          The Hartford Select SmallCap Value Fund                               22
                                          The Hartford Value Fund                                               25
                                          The Hartford Value Opportunities Fund                                 29

Description of other                      Investment strategies and investment matters                          33
investment strategies and                 Terms used in this Prospectus                                         36
investment risks

Investment manager and                    Management of the funds                                               38
management fee information

Information on your account               About your account                                                    44
                                          Choosing a share class                                                44
                                          How sales charges are calculated                                      46
                                          Sales charge reductions and waivers                                   47
                                          Opening an account                                                    53
                                          Buying shares                                                         54
                                          Selling shares                                                        56
                                          Transaction policies                                                  60
                                          Dividends and account policies                                        64
                                          Additional investor services                                          65

Further information on the                Financial highlights                                                  67
funds                                     Fund code, CUSIP number and symbol                                    78
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Balanced Income Fund, MidCap Value Fund, Select MidCap Value Fund and Select SmallCap Value Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Dividend and Growth Fund, Equity Income Fund and Value Opportunities Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the Value Opportunities Fund also offers Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

Value Opportunities Fund is a series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

THE HARTFORD MUTUAL FUNDS                                                      3

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A      CLASS B     CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%         None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)     5.00%       1.00%
   Exchange fees                                 None         None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.72%        0.72%       0.72%
   Distribution and service (12b-1) fees        0.25%(2)     1.00%       1.00%
   Other expenses(3)(4)                         0.61%        0.62%       0.67%
   Total annual operating expenses(3)(4)(5)     1.58%(2)     2.34%       2.39%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) Estimated for the current fiscal year.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  702    $  737     $342
   Year 3                                      $1,021    $1,030     $745

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  702     $237      $242
   Year 3                                      $1,021     $730      $745

THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 40%
  20
               30.99%   14.47%   4.57%    10.04%                     25.66%   12.01%   5.42%    19.56%
   0
 -20
                                                   -4.57%  -14.19%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1997) and the lowest quarterly return was -18.33% (3rd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      7

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR    5 YEARS    10 YEARS
   Class A Return Before Taxes                 12.99%     7.54%       9.00%
   Class A Return After Taxes on
   Distributions                               11.33%     6.75%       8.16%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        9.65%     6.20%       7.55%
   Class B Return Before Taxes                 13.57%     7.59%       8.80%
   Class C Return Before Taxes(1)              17.70%     8.02%       8.87%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%     6.19%       8.42%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%    10.86%      11.00%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A       CLASS B       CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%          None          None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)      5.00%         1.00%
   Exchange fees                                 None          None          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.63%         0.63%         0.63%
   Distribution and service (12b-1) fees        0.25%(2)      1.00%         1.00%
   Other expenses(3)                            0.26%         0.36%         0.24%
   Total annual operating expenses(3)           1.14%(2)(4)   1.99%         1.87%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  660     $  702     $  290
   Year 3                                      $  892     $  924     $  588
   Year 5                                      $1,143     $1,273     $1,011
   Year 10                                     $1,860     $2,097     $2,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  660     $  202     $  190
   Year 3                                      $  892     $  624     $  588
   Year 5                                      $1,143     $1,073     $1,011
   Year 10                                     $1,860     $2,097     $2,190

THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 25%
  20
  15
  10
   5                 9.52%               4.98%              20.63%
   0

                     2004                2005                2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -0.14% (1st quarter, 2005).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     11

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 8/28/03)
   Class A Return Before Taxes                      13.99%        12.25%
   Class A Return After Taxes on Distributions      12.55%        11.24%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               9.85%        10.07%
   Class B Return Before Taxes                      14.61%        12.54%
   Class C Return Before Taxes                      18.81%        13.39%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%        17.73%

INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). You cannot invest directly in an index.

(1) Return is from 8/31/2003 - 12/31/2006.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.26%      0.35%      0.22%
   Total annual operating expenses(2)(4)(5)     1.30%(3)   2.14%      2.01%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.69%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the Fund are 1.20%, 2.04% and 1.91%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  675     $  717     $  304
   Year 3                                      $  939     $  970     $  630
   Year 5                                      $1,224     $1,349     $1,083
   Year 10                                     $2,032     $2,259     $2,338

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  675     $  217     $  204
   Year 3                                      $  939     $  670     $  630
   Year 5                                      $1,224     $1,149     $1,083
   Year 10                                     $2,032     $2,259     $2,338

THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
                            42.49%      15.54%       9.61%      17.04%
   0
 -10
                -13.49%

                 2002        2003        2004        2005        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 20.83% (2nd quarter, 2003) and the lowest quarterly return was -20.08% (3rd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     15

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                 10.60%   11.53%          9.97%
   Class A Return After Taxes on
   Distributions                                7.76%   10.14%          8.84%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        8.94%    9.56%          8.34%
   Class B Return Before Taxes                 11.16%   11.73%         10.17%
   Class C Return Before Taxes                 15.25%   12.00%         10.30%
   Russell 2500 Value Index (reflects no
   deduction for fees, expenses or taxes)      20.18%   15.51%         14.70%

INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.35%      0.43%      0.31%
   Total annual operating expenses(3)(4)                       1.45%(2)   2.28%      2.16%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  689     $  731     $  319
   Year 3                                      $  983     $1,012     $  676
   Year 5                                      $1,299     $1,420     $1,159
   Year 10                                     $2,190     $2,407     $2,493

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  689     $  231     $  219
   Year 3                                      $  983     $  712     $  676
   Year 5                                      $1,299     $1,220     $1,159
   Year 10                                     $2,190     $2,407     $2,493

THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a sub-adviser effective December 2006. Performance represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 20%
  10                                   17.58%
   0

                                        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 8.80% (4th quarter, 2006) and the lowest quarterly return was -1.95% (2nd quarter, 2006)
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     19

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 04/29/2005)
   Class A Return Before Taxes                 11.11%          14.53%
   Class A Return After Taxes on
   Distributions                                9.71%          13.14%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.35%          11.63%
   Class B Return Before Taxes                 11.74%          15.44%
   Class C Return Before Taxes                 15.74%          17.59%
   Russell MidCap Value Index (reflects no
   deduction for fees, expenses or taxes)      20.22%          21.29%

INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.44%      0.67%      0.53%
   Total annual operating expenses(3)(4)                       1.69%(2)   2.67%      2.53%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.55%, 2.30%, and 2.30%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  770     $  356
   Year 3                                      $1,053     $1,129     $  788
   Year 5                                      $1,417     $1,615     $1,345
   Year 10                                     $2,438     $2,766     $2,866

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  270     $  256
   Year 3                                      $1,053     $  829     $  788
   Year 5                                      $1,417     $1,415     $1,345
   Year 10                                     $2,438     $2,766     $2,866

THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4 billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on

 22                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

THE HARTFORD MUTUAL FUNDS                                                     23

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 5.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              1.00%     1.00%      1.00%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)(4)                                         0.48%     0.53%      0.51%
   Total annual operating expenses(3)(4)(5)                     1.73%(2)  2.53%      2.51%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) Estimated for the current fiscal year.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  716     $  756     $  354
   Year 3                                      $1,065     $1,088     $  782

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  716     $  256     $  254
   Year 3                                      $1,065     $  788     $  782

 24                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     25

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
                            27.85%       9.86%       7.51%      20.95%
   0
 -10
                -23.16%
 -20
 -30

                 2002        2003        2004        2005        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).
--------------------------------------------------------------------------------

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 04/30/01)
   Class A Return Before Taxes                 14.30%    5.81%         4.84%
   Class A Return After Taxes on
   Distributions                               13.21%    5.41%         4.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.58%    4.86%         4.15%
   Class B Return Before Taxes                 15.06%    5.92%         4.98%
   Class C Return Before Taxes                 19.06%    6.23%         5.12%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%        11.00%

INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     27

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.33%      0.49%      0.35%
   Total annual operating expenses(3)                          1.38%(2)   2.29%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  683     $  732     $  318
   Year 3                                      $  963     $1,015     $  673
   Year 5                                      $1,264     $1,425     $1,154
   Year 10                                     $2,116     $2,397     $2,483

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  683     $  232     $  218
   Year 3                                      $  963     $  715     $  673
   Year 5                                      $1,264     $1,225     $1,154
   Year 10                                     $2,116     $2,397     $2,483

 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     29

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
               24.81%   8.38%    8.84%    18.84%                     40.85%   17.90%   7.51%    17.75%
   0
 -10
                                                   -3.99%  -25.57%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              11.27%    8.13%      9.52%
   Class A Return After Taxes on
   Distributions(1)                             9.13%    7.58%      7.78%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     8.62%    6.86%      7.35%
   Class B Return Before Taxes(1)              11.97%    8.30%      9.34%
   Class C Return Before Taxes(1)              15.90%    8.57%      9.33%
   Russell 3000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.34%   11.20%     11.11%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%

INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                     31

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.87%      0.87%      0.87%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%      1.00%
   Other expenses(3)                            0.40%      0.51%      0.35%
   Total annual operating expenses(3)(4)        1.52%(2)   2.38%      2.22%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  741     $  325
   Year 3                                      $1,004     $1,042     $  694
   Year 5                                      $1,333     $1,470     $1,190
   Year 10                                     $2,263     $2,502     $2,554

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  241     $  225
   Year 3                                      $1,004     $  742     $  694
   Year 5                                      $1,333     $1,270     $1,190
   Year 10                                     $2,263     $2,502     $2,554

 32                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

THE HARTFORD MUTUAL FUNDS                                                     33

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


The funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


The funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION COMPANIES


Select SmallCap Value Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Dividend and Growth Fund, Equity Income Fund, MidCap Value Fund and Value Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset

THE HARTFORD MUTUAL FUNDS                                                     35

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The Select SmallCap Value Fund may have a relatively high portfolio turnover.

The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Equity Income Fund, MidCap Value Fund, Select MidCap Value Fund and Select SmallCap Value Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a

 36                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month each fund's largest ten holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

THE HARTFORD MUTUAL FUNDS                                                     37

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Balanced Income Fund, Dividend and Growth Fund, Equity Income Fund, MidCap Value Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Select MidCap Value Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest

THE HARTFORD MUTUAL FUNDS                                                     39

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and State Street Global Advisors managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.
SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SELECT MIDCAP VALUE FUND AND SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount Over $1 billion                     0.90%

 40                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

EQUITY INCOME FUND(1) AND VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%

BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                        0.725%
Next $250 million                         0.700%
Next $500 million                         0.675%
Amount Over $1 billion                    0.650%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Balanced Income Fund          0.72%
The Hartford Dividend and Growth Fund      0.63%
The Hartford Equity Income Fund            0.79%
The Hartford MidCap Value Fund             0.85%
The Hartford Select MidCap Value Fund      1.00%
The Hartford Select SmallCap Value Fund    1.00%
The Hartford Value Fund                    0.80%
The Hartford Value Opportunities Fund      0.87%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio

THE HARTFORD MUTUAL FUNDS                                                     41

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

management and securities analysis for the fixed income portion of the fund since its inception (2006) and has served as a fixed income portfolio manager for clients of the firm since joining Wellington Management in 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research from 2001 to 2003.

John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Mordy joined Wellington Management as an investment professional in 1985.

SELECT MIDCAP VALUE FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC. The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC. The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.

SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.

Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Mordy will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).

David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.

THE HARTFORD MUTUAL FUNDS                                                     43
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ABOUT YOUR ACCOUNT
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CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.
CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

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DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

THE HARTFORD MUTUAL FUNDS                                                     45
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ABOUT YOUR ACCOUNT
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(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CSDC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent

 46                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and

THE HARTFORD MUTUAL FUNDS                                                     47
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ABOUT YOUR ACCOUNT
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  Class L shares of any funds of The Hartford Mutual Funds, Inc. and The
  Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

 48                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the
CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor

THE HARTFORD MUTUAL FUNDS                                                     49
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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal

 50                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative

THE HARTFORD MUTUAL FUNDS                                                     51

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company;

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     53

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 54                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
                representative or plan administrator, or mail to the
                address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
                Note: The minimum amount when exchanging into a new fund
                is $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     55

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 56                                                    THE HARTFORD MUTUAL FUNDS

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     57

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 58                                                    THE HARTFORD MUTUAL FUNDS

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     59

TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can

THE HARTFORD MUTUAL FUNDS                                                     61

TRANSACTION POLICIES
--------------------------------------------------------------------------------

increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected,

THE HARTFORD MUTUAL FUNDS                                                     63

TRANSACTION POLICIES
--------------------------------------------------------------------------------

the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Dividend and Growth Fund and Equity Income Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

THE HARTFORD MUTUAL FUNDS                                                     65

TRANSACTION POLICIES
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 66                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD BALANCED INCOME
  FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31, 2006
  Class A.....................   $10.00       $ 0.09        $ 0.39        $ 0.48      $ (0.06)
  Class B.....................    10.00         0.07          0.38          0.45        (0.04)
  Class C.....................    10.00         0.06          0.40          0.46        (0.05)

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD BALANCED INCOME
  FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31, 2006
  Class A.....................     $   --          $   --          $(0.06)         $ 0.42        10.42
  Class B.....................         --              --           (0.04)           0.41        10.41
  Class C.....................         --              --           (0.05)           0.41        10.41

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 76.
(e) Annualized.
(f) Not annualized.

 68                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

-- RATIOS AND SUPPLEMENTAL DATA --
---------------

       TOTAL
     RETURN(b)
     ----------
         4.78(f)%
         4.54(f)
         4.56(f)

--                      -- RATIOS AND SUPPLEMENTAL DATA --
---  ----------------------------------------------------------------------------
                      RATIO OF            RATIO OF         RATIO OF
                      EXPENSES            EXPENSES           NET
                     TO AVERAGE          TO AVERAGE       INVESTMENT
     NET ASSETS      NET ASSETS          NET ASSETS         INCOME
     AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
      (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   -----------------   -----------------   ----------   ----------
        $11,513          1.58(e)%           1.25(e)%         3.48(e)%       8%
            304          2.34(e)            2.00(e)          2.73(e)       --
            400          2.39(e)            2.00(e)          2.67(e)       --

THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD DIVIDEND AND
  GROWTH FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................   $19.10       $ 0.26        $ 3.14        $ 3.40      $ (0.26)
  Class B.....................    18.84         0.09          3.10          3.19        (0.10)
  Class C.....................    18.81         0.12          3.08          3.20        (0.12)
  For the Year Ended October
    31, 2005
  Class A.....................    17.79         0.23          1.51          1.74        (0.24)
  Class B.....................    17.56         0.08          1.48          1.56        (0.09)
  Class C.....................    17.53         0.10          1.48          1.58        (0.11)
  For the Year Ended October
    31, 2004
  Class A.....................    15.94         0.17          1.82          1.99        (0.14)
  Class B.....................    15.75         0.03          1.80          1.83        (0.02)
  Class C.....................    15.72         0.06          1.79          1.85        (0.04)
  For the Year Ended October
    31, 2003
  Class A.....................    13.58         0.12          2.37          2.49        (0.13)(i)
  Class B.....................    13.43         0.03          2.32          2.35        (0.03)(i)
  Class C.....................    13.40         0.04          2.32          2.36        (0.04)(i)
  For the Year Ended October
    31, 2002(g)
  Class A.....................    15.53         0.12         (1.71)        (1.59)       (0.12)
  Class B.....................    15.37         0.02         (1.70)        (1.68)       (0.02)
  Class C.....................    15.33         0.03         (1.69)        (1.66)       (0.03)
THE HARTFORD EQUITY INCOME
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................    12.09         0.26          1.96          2.22        (0.28)
  Class B.....................    12.07         0.16          1.94          2.10        (0.17)
  Class C.....................    12.08         0.17          1.96          2.13        (0.19)
  For the Year Ended October
    31, 2005
  Class A.....................    11.28         0.27          0.82          1.09        (0.26)
  Class B.....................    11.26         0.17          0.82          0.99        (0.16)
  Class C.....................    11.27         0.20          0.81          1.01        (0.18)
  For the Year Ended October
    31, 2004
  Class A.....................    10.37         0.21          0.90          1.11        (0.20)
  Class B.....................    10.36         0.13          0.89          1.02        (0.12)
  Class C.....................    10.36         0.15          0.89          1.04        (0.13)
  From (commencement of
    operations) August 28,
    2003, through October 31,
    2003
  Class A.....................    10.00         0.02          0.35          0.37           --
  Class B.....................    10.00         0.01          0.35          0.36           --
  Class C.....................    10.00         0.01          0.35          0.36           --

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD DIVIDEND AND
  GROWTH FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................     $(0.76)         $   --          $(1.02)         $ 2.38       $21.48
  Class B.....................      (0.76)             --           (0.86)           2.33        21.17
  Class C.....................      (0.76)             --           (0.88)           2.32        21.13
  For the Year Ended October
    31, 2005
  Class A.....................      (0.19)             --           (0.43)           1.31        19.10
  Class B.....................      (0.19)             --           (0.28)           1.28        18.84
  Class C.....................      (0.19)             --           (0.30)           1.28        18.81
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.14)           1.85        17.79
  Class B.....................         --              --           (0.02)           1.81        17.56
  Class C.....................         --              --           (0.04)           1.81        17.53
  For the Year Ended October
    31, 2003
  Class A.....................         --              --           (0.13)           2.36        15.94
  Class B.....................         --              --           (0.03)           2.32        15.75
  Class C.....................         --              --           (0.04)           2.32        15.72
  For the Year Ended October
    31, 2002(g)
  Class A.....................      (0.24)             --           (0.36)          (1.95)       13.58
  Class B.....................      (0.24)             --           (0.26)          (1.94)       13.43
  Class C.....................      (0.24)             --           (0.27)          (1.93)       13.40
THE HARTFORD EQUITY INCOME
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (0.03)             --           (0.31)           1.91        14.00
  Class B.....................      (0.03)             --           (0.20)           1.90        13.97
  Class C.....................      (0.03)             --           (0.22)           1.91        13.99
  For the Year Ended October
    31, 2005
  Class A.....................      (0.02)             --           (0.28)           0.81        12.09
  Class B.....................      (0.02)             --           (0.18)           0.81        12.07
  Class C.....................      (0.02)             --           (0.20)           0.81        12.08
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.20)           0.91        11.28
  Class B.....................         --              --           (0.12)           0.90        11.26
  Class C.....................         --              --           (0.13)           0.91        11.27
  From (commencement of
    operations) August 28,
    2003, through October 31,
    2003
  Class A.....................         --              --              --            0.37        10.37
  Class B.....................         --              --              --            0.36        10.36
  Class C.....................         --              --              --            0.36        10.36

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 76.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 77.
(i) This includes a tax return of capital less than $0.01.

 70                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

-- RATIOS AND SUPPLEMENTAL DATA --
---------------

       TOTAL
     RETURN(b)
     ----------
        18.63%
        17.63
        17.75
         9.87
         8.92
         9.08
        12.53(h)
        11.62
        11.76(h)
        18.42
        17.52
        17.67
       (10.64)
       (11.15)
       (11.08)
        18.70
        17.67
        17.88
         9.74
         8.84
         9.00
        10.82
         9.93
        10.12
         3.70(f)
         3.60(f)
         3.60(f)

--                      -- RATIOS AND SUPPLEMENTAL DATA --
---  ----------------------------------------------------------------------------
                      RATIO OF            RATIO OF         RATIO OF
                      EXPENSES            EXPENSES           NET
                     TO AVERAGE          TO AVERAGE       INVESTMENT
     NET ASSETS      NET ASSETS          NET ASSETS         INCOME
     AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
      (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   -----------------   -----------------   ----------   ----------
     $2,626,634          1.14%              1.14%            1.32%         29%
        365,678          1.99               1.99             0.48          --
        317,139          1.87               1.87             0.60          --
      2,109,617          1.17               1.17             1.25          26
        343,650          2.01               2.01             0.41          --
        280,967          1.89               1.89             0.54          --
      1,838,567          1.23               1.23             0.96          25
        319,512          2.04               2.04             0.16          --
        277,706          1.90               1.90             0.29          --
      1,296,982          1.41               1.40             0.88          31
        257,856          2.14               2.13             0.16          --
        230,348          2.02               2.02             0.27          --
        808,633          1.46               1.40             0.78          33
        185,731          2.13               2.10             0.08          --
        164,260          2.02               2.02             0.15          --
        529,664          1.30               1.00             2.02          24
         43,198          2.14               1.84             1.19          --
         61,572          2.01               1.71             1.33          --
        379,604          1.34               0.51             2.41          23
         33,989          2.18               1.38             1.53          --
         53,435          2.03               1.23             1.70          --
        211,826          1.40               0.56             2.26          22
         18,438          2.20               1.37             1.46          --
         44,043          2.02               1.19             1.64          --
         26,649          1.53(e)            0.73(e)          1.81(e)        1
          2,421          2.27(e)            1.47(e)          1.10(e)       --
          7,639          2.15(e)            1.35(e)          1.23(e)       --

THE HARTFORD MUTUAL FUNDS                                                     71

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $13.29       $ 0.01        $ 2.59        $ 2.60      $    --
  Class B.....................    12.85        (0.10)         2.50          2.40           --
  Class C.....................    12.85        (0.10)         2.50          2.40           --
  For the Year Ended October
    31, 2005
  Class A.....................    12.89        (0.04)         1.41          1.37           --
  Class B.....................    12.59        (0.14)         1.37          1.23           --
  Class C.....................    12.59        (0.15)         1.38          1.23           --
  For the Year Ended October
    31, 2004
  Class A.....................    11.32        (0.04)         1.61          1.57           --
  Class B.....................    11.12        (0.13)         1.60          1.47           --
  Class C.....................    11.13        (0.13)         1.59          1.46           --
  For the Year Ended October
    31, 2003(g)
  Class A.....................     8.34        (0.03)         3.01          2.98           --
  Class B.....................     8.25        (0.09)         2.96          2.87           --
  Class C.....................     8.25        (0.09)         2.97          2.88           --
  For the Year Ended October
    31, 2002(g)
  Class A.....................     8.48        (0.02)        (0.12)        (0.14)          --
  Class B.....................     8.46        (0.09)        (0.12)        (0.21)          --
  Class C.....................     8.46        (0.09)        (0.12)        (0.21)          --
THE HARTFORD SELECT MIDCAP
  VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................    10.79           --          1.87          1.87        (0.01)
  Class B.....................    10.75        (0.10)         1.87          1.77           --
  Class C.....................    10.75        (0.09)         1.86          1.77           --
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................    10.00           --          0.79          0.79           --
  Class B.....................    10.00        (0.03)         0.78          0.75           --
  Class C.....................    10.00        (0.03)         0.78          0.75           --
THE HARTFORD SELECT SMALLCAP
  VALUE FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31,
    2006(g)
  Class A.....................    10.00         0.02          0.94          0.96           --
  Class B.....................    10.00           --          0.93          0.93           --
  Class C.....................    10.00           --          0.93          0.93           --

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $(1.32)         $   --          $(1.32)         $ 1.28       $14.57
  Class B.....................      (1.32)             --           (1.32)           1.08        13.93
  Class C.....................      (1.32)             --           (1.32)           1.08        13.93
  For the Year Ended October
    31, 2005
  Class A.....................      (0.97)             --           (0.97)           0.40        13.29
  Class B.....................      (0.97)             --           (0.97)           0.26        12.85
  Class C.....................      (0.97)             --           (0.97)           0.26        12.85
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            1.57        12.89
  Class B.....................         --              --              --            1.47        12.59
  Class C.....................         --              --              --            1.46        12.59
  For the Year Ended October
    31, 2003(g)
  Class A.....................         --              --              --            2.98        11.32
  Class B.....................         --              --              --            2.87        11.12
  Class C.....................         --              --              --            2.88        11.13
  For the Year Ended October
    31, 2002(g)
  Class A.....................         --              --              --           (0.14)        8.34
  Class B.....................         --              --              --           (0.21)        8.25
  Class C.....................         --              --              --           (0.21)        8.25
THE HARTFORD SELECT MIDCAP
  VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................      (0.24)             --           (0.25)           1.62        12.41
  Class B.....................      (0.24)             --           (0.24)           1.53        12.28
  Class C.....................      (0.24)             --           (0.24)           1.53        12.28
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................         --              --              --            0.79        10.79
  Class B.....................         --              --              --            0.75        10.75
  Class C.....................         --              --              --            0.75        10.75
THE HARTFORD SELECT SMALLCAP
  VALUE FUND
  From (commencement of
    operations) July 31, 2006,
    through October 31,
    2006(g)
  Class A.....................         --              --              --            0.96        10.96
  Class B.....................         --              --              --            0.93        10.93
  Class C.....................         --              --              --            0.93        10.93

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 76.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 72                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

-- RATIOS AND SUPPLEMENTAL DATA --
---------------

       TOTAL
     RETURN(b)
     ----------
        21.37%
        20.46
        20.45
        11.31
        10.40
        10.40
        13.87
        13.22
        13.12
        35.73
        34.79
        34.91
        (1.65)
        (2.48)
        (2.48)
        17.66
        16.79
        16.79
         7.90(f)
         7.50(f)
         7.50(f)
         9.60(f)
         9.30(f)
         9.30(f)

--                      -- RATIOS AND SUPPLEMENTAL DATA --
---  ----------------------------------------------------------------------------
                      RATIO OF            RATIO OF         RATIO OF
                      EXPENSES            EXPENSES           NET
                     TO AVERAGE          TO AVERAGE       INVESTMENT
     NET ASSETS      NET ASSETS          NET ASSETS         INCOME
     AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
      (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   -----------------   -----------------   ----------   ----------
       $305,002          1.45%              1.40%            0.06%         40%
         62,580          2.28               2.15            (0.69)         --
         63,302          2.16               2.15            (0.69)         --
        280,662          1.49               1.40            (0.31)         49
         59,350          2.33               2.15            (1.06)         --
         61,194          2.19               2.15            (1.06)         --
        280,173          1.56               1.45            (0.03)         46
         60,558          2.36               2.15            (1.04)         --
         67,132          2.20               2.15            (1.04)         --
        155,614          1.60               1.45            (0.35)         56
         42,407          2.33               2.15            (1.05)         --
         49,566          2.20               2.15            (1.05)         --
         94,532          1.68               1.45            (0.23)         40
         26,556          2.38               2.15            (0.95)         --
         32,274          2.27               2.15            (0.96)         --
         47,937          1.69               1.55            (0.10)         63
          4,137          2.67               2.30            (0.84)         --
          7,417          2.53               2.30            (0.84)         --
         22,423          1.67(e)            1.55(e)         (0.08)(e)      30
          1,714          2.64(e)            2.30(e)         (0.92)(e)      --
          2,885          2.53(e)            2.30(e)         (0.96)(e)      --
         15,872          1.73(e)            1.60(e)          0.78(e)       10
            308          2.53(e)            2.35(e)          0.03(e)       --
            280          2.51(e)            2.35(e)          0.03(e)       --

THE HARTFORD MUTUAL FUNDS                                                     73

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $10.79       $ 0.09        $ 2.11        $ 2.20      $ (0.08)
  Class B.....................    10.62         0.01          2.08          2.09           --
  Class C.....................    10.62         0.01          2.08          2.09           --
  For the Year Ended October
    31, 2005
  Class A.....................     9.71         0.08          1.04          1.12        (0.04)
  Class B.....................     9.60           --          1.02          1.02           --
  Class C.....................     9.60           --          1.02          1.02           --
  For the Year Ended October
    31, 2004(g)
  Class A.....................     8.92         0.07          0.79          0.86        (0.07)
  Class B.....................     8.83         0.01          0.78          0.79        (0.02)
  Class C.....................     8.83         0.01          0.78          0.79        (0.02)
  For the Year Ended October
    31, 2003(g)
  Class A.....................     7.59         0.08          1.31          1.39        (0.06)
  Class B.....................     7.51         0.03          1.29          1.32           --
  Class C.....................     7.51         0.03          1.29          1.32           --
  For the Year Ended October
    31, 2002(g)
  Class A.....................     9.02         0.05         (1.43)        (1.38)          --
  Class B.....................     8.99        (0.02)        (1.41)        (1.43)          --
  Class C.....................     8.99        (0.02)        (1.41)        (1.43)          --
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................    15.56         0.09          3.11          3.20           --
  Class B.....................    14.56        (0.03)         2.89          2.86           --
  Class C.....................    14.56        (0.04)         2.90          2.86           --
  For the Year Ended October
    31, 2005
  Class A.....................    14.06         0.03          1.47          1.50           --
  Class B.....................    13.24        (0.05)         1.37          1.32           --
  Class C.....................    13.25        (0.05)         1.36          1.31           --
  For the Year Ended October
    31, 2004
  Class A.....................    12.15         0.01          1.90          1.91           --
  Class B.....................    11.53        (0.06)         1.77          1.71           --
  Class C.....................    11.53        (0.06)         1.78          1.72           --
  For the Year Ended October
    31, 2003
  Class A.....................     9.26        (0.01)         2.90          2.89           --
  Class B.....................     8.84        (0.04)         2.73          2.69           --
  Class C.....................     8.85        (0.04)         2.72          2.68           --
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    11.73           --         (2.47)        (2.47)          --
  Class B.....................    11.26        (0.02)        (2.40)        (2.42)          --
  Class C.....................    11.26        (0.02)        (2.39)        (2.41)          --

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD VALUE FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.08)         $ 2.12       $12.91
  Class B.....................         --              --              --            2.09        12.71
  Class C.....................         --              --              --            2.09        12.71
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.04)           1.08        10.79
  Class B.....................         --              --              --            1.02        10.62
  Class C.....................         --              --              --            1.02        10.62
  For the Year Ended October
    31, 2004(g)
  Class A.....................         --              --           (0.07)           0.79         9.71
  Class B.....................         --              --           (0.02)           0.77         9.60
  Class C.....................         --              --           (0.02)           0.77         9.60
  For the Year Ended October
    31, 2003(g)
  Class A.....................         --              --           (0.06)           1.33         8.92
  Class B.....................         --              --              --            1.32         8.83
  Class C.....................         --              --              --            1.32         8.83
  For the Year Ended October
    31, 2002(g)
  Class A.....................      (0.05)             --           (0.05)          (1.43)        7.59
  Class B.....................      (0.05)             --           (0.05)          (1.48)        7.51
  Class C.....................      (0.05)             --           (0.05)          (1.48)        7.51
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................      (0.50)             --           (0.50)           2.70        18.26
  Class B.....................      (0.50)             --           (0.50)           2.36        16.92
  Class C.....................      (0.50)             --           (0.50)           2.36        16.92
  For the Year Ended October
    31, 2005
  Class A.....................         --              --              --            1.50        15.56
  Class B.....................         --              --              --            1.32        14.56
  Class C.....................         --              --              --            1.31        14.56
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --            1.91        14.06
  Class B.....................         --              --              --            1.71        13.24
  Class C.....................         --              --              --            1.72        13.25
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --            2.89        12.15
  Class B.....................         --              --              --            2.69        11.53
  Class C.....................         --              --              --            2.68        11.53
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --              --           (2.47)        9.26
  Class B.....................         --              --              --           (2.42)        8.84
  Class C.....................         --              --              --           (2.41)        8.85

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 76.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 74                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

-- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------

       TOTAL
     RETURN(b)
     ----------
        20.52%
        19.68
        19.68
        11.50
        10.62
        10.62
         9.70
         8.91
         8.91
        18.43
        17.58
        17.58
       (15.42)
       (16.03)
       (16.03)
        21.12
        20.21
        20.20
        10.67
         9.97
         9.89
        15.72
        14.83
        14.92
        31.21
        30.43
        30.28
       (21.06)(f)
       (21.45)(f)
       (21.41)(f)

--                      -- RATIOS AND SUPPLEMENTAL DATA --
---  ----------------------------------------------------------------------------
                      RATIO OF            RATIO OF         RATIO OF
                      EXPENSES            EXPENSES           NET
                     TO AVERAGE          TO AVERAGE       INVESTMENT
     NET ASSETS      NET ASSETS          NET ASSETS         INCOME
     AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
      (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   -----------------   -----------------   ----------   ----------
        $79,476          1.38%              1.38%            0.89%         50%
         11,957          2.29               2.13             0.15          --
         12,943          2.15               2.15             0.12          --
         63,417          1.41               1.40             0.76          29
         10,091          2.34               2.15             0.01          --
         10,238          2.19               2.15             0.02          --
         56,845          1.46               1.45             0.76          34
          8,948          2.36               2.15             0.06          --
         10,838          2.17               2.15             0.06          --
         42,101          1.57               1.45             1.02          35
          7,305          2.30               2.15             0.32          --
         10,231          2.18               2.15             0.32          --
         30,010          1.63               1.45             0.69          35
          5,222          2.31               2.15            (0.02)         --
          9,110          2.21               2.15            (0.04)         --
        111,324          1.52               1.40             0.51          57
         18,271          2.38               2.12            (0.20)         --
         22,466          2.22               2.15            (0.24)         --
         66,368          1.62               1.40             0.27          38
         13,560          2.51               2.15            (0.47)         --
         13,258          2.33               2.15            (0.47)         --
         24,601          1.82               1.45             0.08          52
          5,709          2.70               2.15            (0.64)         --
          5,627          2.47               2.15            (0.64)         --
          5,917          1.92               1.45            (0.10)         57
          1,932          2.63               2.15            (0.80)         --
          1,613          2.51               2.15            (0.81)         --
          2,600          1.92(e)            1.45(e)          0.04(e)       70
            481          2.61(e)            2.15(e)         (0.71)(e)      --
            430          2.48(e)            2.15(e)         (0.75)(e)      --

THE HARTFORD MUTUAL FUNDS                                                     75

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
BALANCED INCOME FUND
Class A Shares                                     1.26%#
Class B Shares                                     2.00%#
Class C Shares                                     2.00%#
DIVIDEND AND GROWTH FUND
Class A Shares                                      1.13%              1.16%              1.22%
Class B Shares                                      1.98%              2.01%              2.03%
Class C Shares                                      1.86%              1.88%              1.89%
EQUITY INCOME FUND
Class A Shares                                      1.00%              0.50%              0.56%
Class B Shares                                      1.84%              1.38%              1.36%
Class C Shares                                      1.70%              1.22%              1.19%
MIDCAP VALUE FUND
Class A Shares                                      1.39%              1.38%              1.43%
Class B Shares                                      2.14%              2.13%              2.13%
Class C Shares                                      2.14%              2.13%              2.13%
SELECT MIDCAP VALUE FUND
Class A Shares                                      1.50%             1.54%@
Class B Shares                                      2.25%             2.29%@
Class C Shares                                      2.25%             2.29%@
SELECT SMALLCAP VALUE FUND
Class A Shares                                     1.60%#
Class B Shares                                     2.35%#
Class C Shares                                     2.35%#
VALUE FUND
Class A Shares                                      1.37%              1.39%              1.44%
Class B Shares                                      2.12%              2.14%              2.14%
Class C Shares                                      2.14%              2.14%              2.14%
VALUE OPPORTUNITIES FUND
Class A Shares                                      1.39%              1.39%              1.44%
Class B Shares                                      2.11%              2.14%              2.15%
Class C Shares                                      2.14%              2.14%              2.15%

---------------

@ From (commencement of operations) April 29, 2005, through October 31, 2005.

#  From (commencement of operations) July 31, 2006, through October 31, 2006.

 76                                                    THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
DIVIDEND AND GROWTH FUND
Class A Shares                                                     12.47%
Class C Shares                                                     11.72%

THE HARTFORD MUTUAL FUNDS                                                     77

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Balanced Income Fund              A        1289   416648244   HBLAX
        The Hartford Balanced Income Fund              B        1290   416648236   HBLBX
        The Hartford Balanced Income Fund              C        1291   416648228   HBLCX
        The Hartford Dividend and Growth Fund          A         223   416645844   IHGIX
        The Hartford Dividend and Growth Fund          B         224   416645836   ITDGX
        The Hartford Dividend and Growth Fund          C         248   416645596   HDGCX
        The Hartford Equity Income Fund                A        1658   416648889   HQIAX
        The Hartford Equity Income Fund                B        1659   416648871   HQIBX
        The Hartford Equity Income Fund                C        1660   416648863   HQICX
        The Hartford MidCap Value Fund                 A        1281   416646107   HMVAX
        The Hartford MidCap Value Fund                 B        1282   416646206   HMVBX
        The Hartford MidCap Value Fund                 C        1283   416646305   HMVCX
        The Hartford Select MidCap Value Fund          A        1213   416648517   HFVAX
        The Hartford Select MidCap Value Fund          B        1214   416648491   HSVBX
        The Hartford Select MidCap Value Fund          C        1215   416648483   HFVCX
        The Hartford Select SmallCap Value Fund        A        1297   416648194   HTVAX
        The Hartford Select SmallCap Value Fund        B        1298   416648186   HTVBX
        The Hartford Select SmallCap Value Fund        C        1299   416648178   HTVCX
        The Hartford Value Fund                        A        1285   416646404   HVFAX
        The Hartford Value Fund                        B        1286   416646503   HVFBX
        The Hartford Value Fund                        C        1287   416646602   HVFCX
        The Hartford Value Opportunities Fund          A        1614   416529782   HVOAX
        The Hartford Value Opportunities Fund          B        1615   416529774   HVOBX
        The Hartford Value Opportunities Fund          C        1616   416529766   HVOCX

 78                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD TAXABLE FIXED INCOME FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD HIGH YIELD FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD INCOME FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD INFLATION PLUS FUND
                                                      THE HARTFORD TOTAL RETURN BOND FUND
                                                      THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2
                                          The Hartford High Yield Fund                                           3
                                          The Hartford Income Fund                                               8
                                          The Hartford Inflation Plus Fund                                      13
                                          The Hartford Total Return Bond Fund                                   19
                                          The Hartford U.S. Government Securities Fund                          24
Description of other                      Investment strategies and investment matters                          28
investment strategies and                 Terms used in this Prospectus                                         28
investment risks
Investment manager and                    Management of the funds                                               33
management fee information
Information on your account               About your account                                                    38
                                          Choosing a share class                                                38
                                          How sales charges are calculated                                      40
                                          Sales charge reductions and waivers                                   41
                                          Opening an account                                                    47
                                          Buying shares                                                         49
                                          Selling shares                                                        51
                                          Transaction policies                                                  55
                                          Dividends and account policies                                        59
                                          Additional investor services                                          60
Further information on the                Financial highlights                                                  62
funds                                     Fund code, CUSIP number and symbol                                    73
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Income Fund and U.S. Government Securities Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Inflation Plus Fund and Total Return Bond Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the U.S. Government Securities Fund also offers Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the Inflation Plus Fund. Inflation Plus Fund is a non-diversified fund.

The funds are referred to as the Hartford Fixed Income Funds.

U.S. Government Securities Fund is a series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The

THE HARTFORD MUTUAL FUNDS                                                      3

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 30%
  25
  20
  15
  10
   5
               3.47%    0.62%    2.89%             24.30%   6.98%    1.02%    10.82%
   0
  -5
                                          -7.67%
 -10

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      5

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                               1 YEAR   5 YEARS   (SINCE 09/30/98)
   Class A Return Before Taxes                  5.83%    5.59%         4.63%
   Class A Return After Taxes on
   Distributions                                3.23%    2.80%         1.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.69%    3.03%         2.04%
   Class B Return Before Taxes                  5.00%    5.51%         4.46%
   Class C Return Before Taxes                  8.94%    5.86%         4.51%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   11.85%   10.18%         6.50%

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.36%      0.42%      0.29%
   Total annual operating expenses(2)(4)(5)                    1.36%(3)   2.17%      2.04%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund, are 1.16%, 1.97% and 1.84%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  582     $  720     $  307
   Year 3                                      $  861     $  979     $  640
   Year 5                                      $1,161     $1,364     $1,098
   Year 10                                     $2,011     $2,298     $2,369

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  582     $  220     $  207
   Year 3                                      $  861     $  679     $  640
   Year 5                                      $1,161     $1,164     $1,098
   Year 10                                     $2,011     $2,298     $2,369

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-

 8                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      9

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 12%
  10
   8
   6
   4
   2              10.02%         5.10%          1.72%          5.94%
   0

                   2003           2004           2005           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.37% (2nd quarter, 2003) and the lowest quarterly return was -2.81% (2nd quarter, 2004).
--------------------------------------------------------------------------------

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 10/31/02)
   Class A Return Before Taxes                  1.17%          4.96%
   Class A Return After Taxes on
   Distributions                               -0.61%          3.12%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.72%          3.16%
   Class B Return Before Taxes                  0.04%          4.95%
   Class C Return Before Taxes                  4.06%          5.41%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          4.14%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     11

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                       4.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                None(1)    5.00%      1.00%
   Exchange fees                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                             0.60%      0.60%      0.60%
   Distribution and service (12b-1) fees       0.25%(2)   1.00%      1.00%
   Other expenses(3)                           0.36%      0.46%      0.36%
   Total annual operating expenses(3)(4)       1.21%(2)   2.06%      1.96%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  568     $  709     $  299
   Year 3                                      $  817     $  946     $  615
   Year 5                                      $1,085     $1,308     $1,057
   Year 10                                     $1,850     $2,172     $2,285

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  568     $  209     $  199
   Year 3                                      $  817     $  646     $  615
   Year 5                                      $1,085     $1,108     $1,057
   Year 10                                     $1,850     $2,172     $2,285

 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.

THE HARTFORD MUTUAL FUNDS                                                     13

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                     15

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


  8%
   6
   4
   2
                  6.68%          6.94%          1.91%
   0
  -2
                                                               -0.25%

                   2003           2004           2005           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.79% (1st quarter, 2004) and the lowest quarterly return was -3.47% (2nd quarter, 2004).
--------------------------------------------------------------------------------

 16                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                 -4.74%        3.22%
   Class A Return After Taxes on
   Distributions                               -5.64%        1.99%
   Class A Return After Taxes on
   Distributions and Sale of Fund shares       -3.09%        2.05%
   Class B Return Before Taxes                 -5.91%        3.19%
   Class C Return Before Taxes                 -1.94%        3.63%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)     0.49        5.60%

INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     17

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.58%      0.58%      0.58%
   Distribution and service (12b-1) fees                      0.25%(3)    1.00%      1.00%
   Other expenses(4)                                           0.19%      0.24%      0.20%
   Total annual operating expenses(2)(4)(5)                   1.02%(3)    1.82%      1.78%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.92%, 1.72% and 1.68%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  549     $  685     $  281
   Year 3                                      $  760     $  873     $  560
   Year 5                                      $  988     $1,185     $  964
   Year 10                                     $1,642     $1,927     $2,095

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  549     $  185     $  181
   Year 3                                      $  760     $  573     $  560
   Year 5                                      $  988     $  985     $  964
   Year 10                                     $1,642     $1,927     $2,095

 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

THE HARTFORD MUTUAL FUNDS                                                     19

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               10.80%   7.48%             11.26%   7.73%    9.28%    7.14%    3.93%    1.72%    3.88%
   0
  -5
                                 -2.71%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     21

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                 -0.80%    4.19%     5.48%
   Class A Return After Taxes on
   Distributions                               -2.17%    2.34%     3.38%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.55%    2.48%     3.40%
   Class B Return Before Taxes                 -1.90%    4.05%     5.21%
   Class C Return Before Taxes(1)               2.24%    4.49%     5.25%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%    5.06%     6.24%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.54%      0.54%      0.54%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.33%      0.40%      0.25%
   Total annual operating expenses(2)(4)(5)                    1.12%(3)   1.94%      1.79%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.62% to 0.54%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  559     $  697     $  282
   Year 3                                      $  790     $  909     $  563
   Year 5                                      $1,039     $1,247     $  970
   Year 10                                     $1,752     $2,052     $2,105

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  559     $  197     $  182
   Year 3                                      $  790     $  609     $  563
   Year 5                                      $1,039     $1,047     $  970
   Year 10                                     $1,752     $2,052     $2,105

THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 12%
  10
   8
   6
   4
   2
               8.92%    8.52%             11.50%   7.49%    10.82%   0.89%    3.22%    1.78%    3.03%
   0
  -2
                                 -1.99%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.51% (2nd quarter, 2004).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     25

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -1.61%    2.93%     4.83%
   Class A Return After Taxes on
   Distributions(1)                            -3.18%    1.36%     2.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    -1.07%    1.57%     2.79%
   Class B Return Before Taxes(1)              -2.76%    2.76%     4.40%
   Class C Return Before Taxes(1)               1.28%    3.13%     4.43%
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees, expenses
   or taxes)                                    3.47%    4.64%     6.01%

INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage
   of offering price                                          4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase
   price or redemption proceeds, whichever is less)           None(1)    5.00%      1.00%
   Exchange fees                                               None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                         0.56%      0.56%      0.56%
   Distribution and service (12b-1) fees                      0.25%(3)   1.00%      1.00%
   Other expenses(4)                                          0.42%      0.48%      0.36%
   Total annual operating expenses(2)(4)(5)                   1.23%(3)   2.04%      1.92%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  570     $  707     $  295
   Year 3                                      $  823     $  940     $  603
   Year 5                                      $1,095     $1,298     $1,037
   Year 10                                     $1,872     $2,161     $2,243

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  570     $  207     $  195
   Year 3                                      $  823     $  640     $  603
   Year 5                                      $1,095     $1,098     $1,037
   Year 10                                     $1,872     $2,161     $2,243

THE HARTFORD MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). High Yield Fund and Total Return Bond Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. All of the funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund and Total Return Bond Fund only.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

FOREIGN INVESTMENTS


Except as noted below, the funds may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


All funds, except Inflation Plus Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but

THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


High Yield Fund and Total Return Bond Fund may invest in securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them

 30                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Each fund may have a relatively high portfolio turnover.

The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets"

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions,

THE HARTFORD MUTUAL FUNDS                                                     33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to each fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

HIGH YIELD FUND(1)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

INCOME FUND AND INFLATION PLUS FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 billion                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.60%
Next $450 million                          0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford High Yield Fund               0.75%
The Hartford Income Fund                   0.60%
The Hartford Inflation Plus Fund           0.58%
The Hartford Total Return Bond Fund        0.62%
The Hartford U.S. Government Securities
  Fund                                     0.72%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers'

THE HARTFORD MUTUAL FUNDS                                                     35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

HIGH YIELD FUND The fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INCOME FUND The fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles Moon.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).

Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).

INFLATION PLUS FUND  The fund is managed by John Hendricks and Timothy Wilhide.

John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

THE HARTFORD MUTUAL FUNDS                                                     39
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(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999       4.00%       4.17%          3.50%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

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                                                              ABOUT YOUR ACCOUNT
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CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

THE HARTFORD MUTUAL FUNDS                                                     41
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The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an

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                                                              ABOUT YOUR ACCOUNT
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  appropriate number of escrowed shares in order to realize such difference.
  Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at

THE HARTFORD MUTUAL FUNDS                                                     43
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  least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a

 44                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
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Financial Intermediary to recommend the purchase of one fund over another fund.
Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond

THE HARTFORD MUTUAL FUNDS                                                     45
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James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain
Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity");

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Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities,
LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

THE HARTFORD MUTUAL FUNDS                                                     47

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
          MINNEAPOLIS, MN 55480-9140                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 48                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     49

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 50                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     51

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 52                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     53

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
           ST. PAUL, MN 55164-0387                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 54                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

THE HARTFORD MUTUAL FUNDS                                                     55

TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully

 56                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend

THE HARTFORD MUTUAL FUNDS                                                     57

TRANSACTION POLICIES
--------------------------------------------------------------------------------

diversification are exempt from the policy described above.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

 58                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

THE HARTFORD MUTUAL FUNDS                                                     59

TRANSACTION POLICIES
--------------------------------------------------------------------------------

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

 62                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $ 7.76       $ 0.54        $ 0.18        $ 0.72      $ (0.55)
  Class B.....................     7.74         0.48          0.19          0.67        (0.49)
  Class C.....................     7.75         0.49          0.17          0.66        (0.49)
  For the Year Ended October
    31, 2005
  Class A.....................     8.18         0.48         (0.40)         0.08        (0.50)
  Class B.....................     8.17         0.42         (0.41)         0.01        (0.44)
  Class C.....................     8.17         0.42         (0.39)         0.03        (0.45)
  For the Year Ended October
    31, 2004(g)
  Class A.....................     7.94         0.48          0.23          0.71        (0.47)
  Class B.....................     7.93         0.43          0.22          0.65        (0.41)
  Class C.....................     7.93         0.44          0.22          0.66        (0.42)
  For the Year Ended October
    31, 2003(g)
  Class A.....................     6.73         0.60          1.26          1.86        (0.65)
  Class B.....................     6.72         0.57          1.24          1.81        (0.60)
  Class C.....................     6.72         0.55          1.26          1.81        (0.60)
  For the Year Ended October
    31, 2002(g)
  Class A.....................     8.45         0.82         (1.78)        (0.96)       (0.76)
  Class B.....................     8.43         0.80         (1.81)        (1.01)       (0.70)
  Class C.....................     8.43         0.72         (1.73)        (1.01)       (0.70)
THE HARTFORD INCOME FUND
  For the Year Ended October
    31, 2006
  Class A.....................    10.24         0.54          0.08          0.62        (0.53)
  Class B.....................    10.24         0.46          0.08          0.54        (0.45)
  Class C.....................    10.26         0.46          0.08          0.54        (0.45)
  For the Year Ended October
    31, 2005
  Class A.....................    10.72         0.51         (0.44)         0.07        (0.51)
  Class B.....................    10.72         0.43         (0.43)           --        (0.44)
  Class C.....................    10.74         0.43         (0.43)           --        (0.44)
  For the Year Ended October
    31, 2004
  Class A.....................    10.53         0.48          0.22          0.70        (0.51)
  Class B.....................    10.53         0.42          0.21          0.63        (0.44)
  Class C.....................    10.55         0.41          0.22          0.63        (0.44)
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................    10.00         0.52          0.54          1.06        (0.53)
  Class B.....................    10.00         0.44          0.54          0.98        (0.45)
  Class C.....................    10.00         0.44          0.56          1.00        (0.45)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.55)         $ 0.17       $ 7.93
  Class B.....................         --              --           (0.49)           0.18         7.92
  Class C.....................         --              --           (0.49)           0.17         7.92
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.50)          (0.42)        7.76
  Class B.....................         --              --           (0.44)          (0.43)        7.74
  Class C.....................         --              --           (0.45)          (0.42)        7.75
  For the Year Ended October
    31, 2004(g)
  Class A.....................         --              --           (0.47)           0.24         8.18
  Class B.....................         --              --           (0.41)           0.24         8.17
  Class C.....................         --              --           (0.42)           0.24         8.17
  For the Year Ended October
    31, 2003(g)
  Class A.....................         --              --           (0.65)           1.21         7.94
  Class B.....................         --              --           (0.60)           1.21         7.93
  Class C.....................         --              --           (0.60)           1.21         7.93
  For the Year Ended October
    31, 2002(g)
  Class A.....................         --              --           (0.76)          (1.72)        6.73
  Class B.....................         --              --           (0.70)          (1.71)        6.72
  Class C.....................         --              --           (0.70)          (1.71)        6.72
THE HARTFORD INCOME FUND
  For the Year Ended October
    31, 2006
  Class A.....................         --              --           (0.53)           0.09        10.33
  Class B.....................         --              --           (0.45)           0.09        10.33
  Class C.....................         --              --           (0.45)           0.09        10.35
  For the Year Ended October
    31, 2005
  Class A.....................      (0.04)             --           (0.55)          (0.48)       10.24
  Class B.....................      (0.04)             --           (0.48)          (0.48)       10.24
  Class C.....................      (0.04)             --           (0.48)          (0.48)       10.26
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.51)           0.19        10.72
  Class B.....................         --              --           (0.44)           0.19        10.72
  Class C.....................         --              --           (0.44)           0.19        10.74
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................         --              --           (0.53)           0.53        10.53
  Class B.....................         --              --           (0.45)           0.53        10.53
  Class C.....................         --              --           (0.45)           0.55        10.55

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 71.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 72.

THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         9.57%      $190,479          1.36%              1.20%            6.87%        147%
         8.90         37,189          2.17               1.95             6.10          --
         8.84         39,991          2.04               1.89             6.15          --
         0.97        188,599          1.33               1.33             5.86         113
         0.08         47,071          2.12               2.10             5.09          --
         0.30         50,945          2.00               2.00             5.18          --
         9.26(h)     247,364          1.35               1.35             6.03          86
         8.45(h)      63,972          2.07               2.07             5.32          --
         8.54(h)      71,673          1.98               1.98             5.40          --
        28.69        213,377          1.49               1.40             7.98          54
        27.83         72,293          2.23               2.10             7.39          --
        27.84         77,968          2.10               2.10             7.31          --
       (12.16)        95,760          1.55               1.40             9.48          22
       (12.70)        44,359          2.24               2.10             8.78          --
       (12.65)        40,611          2.10               2.10             8.78          --
         6.24         37,168          1.21               0.95             5.35         147
         5.45          7,224          2.06               1.70             4.60          --
         5.44          8,101          1.96               1.70             4.61          --
         0.70         28,942          1.20               0.95             4.80         188
        (0.04)         5,973          2.06               1.70             4.05          --
        (0.03)         5,142          1.96               1.70             4.05          --
         6.85         29,580          1.14               1.00             4.60         167
         6.10          5,541          1.95               1.70             3.90          --
         6.09          5,562          1.88               1.70             3.90          --
        10.79(f)      15,836          1.54(e)            1.00(e)          5.06(e)      124
        10.01(f)       4,705          2.31(e)            1.70(e)          4.31(e)       --
        10.22(f)       5,050          2.17(e)            1.70(e)          4.28(e)       --

 64                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INFLATION PLUS
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $10.67       $ 0.49        $(0.26)       $ 0.23      $ (0.43)
  Class B.....................    10.68         0.40         (0.25)         0.15        (0.35)
  Class C.....................    10.67         0.40         (0.25)         0.15        (0.35)
  For the Year Ended October
    31, 2005
  Class A.....................    10.95         0.41         (0.18)         0.23        (0.42)
  Class B.....................    10.96         0.33         (0.18)         0.15        (0.34)
  Class C.....................    10.96         0.33         (0.19)         0.14        (0.34)
  For the Year Ended October
    31, 2004
  Class A.....................    10.63         0.30          0.37          0.67        (0.31)
  Class B.....................    10.64         0.22          0.37          0.59        (0.23)
  Class C.....................    10.63         0.23          0.37          0.60        (0.23)
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................    10.00         0.27          0.62          0.89        (0.26)
  Class B.....................    10.00         0.21          0.63          0.84        (0.20)
  Class C.....................    10.00         0.20          0.63          0.83        (0.20)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD INFLATION PLUS
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.03)         $   --          $(0.46)         $(0.23)      $10.44
  Class B.....................      (0.03)             --           (0.38)          (0.23)       10.45
  Class C.....................      (0.03)             --           (0.38)          (0.23)       10.44
  For the Year Ended October
    31, 2005
  Class A.....................      (0.09)             --           (0.51)          (0.28)       10.67
  Class B.....................      (0.09)             --           (0.43)          (0.28)       10.68
  Class C.....................      (0.09)             --           (0.43)          (0.29)       10.67
  For the Year Ended October
    31, 2004
  Class A.....................      (0.04)             --           (0.35)           0.32        10.95
  Class B.....................      (0.04)             --           (0.27)           0.32        10.96
  Class C.....................      (0.04)             --           (0.27)           0.33        10.96
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................         --              --           (0.26)           0.63        10.63
  Class B.....................         --              --           (0.20)           0.64        10.64
  Class C.....................         --              --           (0.20)           0.63        10.63

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 71.
(e) Annualized.
(f) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         2.29%      $282,362          1.02%              0.95%            4.50%        193%
         1.51         92,340          1.82               1.70             3.76          --
         1.51        247,091          1.78               1.70             3.72          --
         2.10        414,778          1.00               0.95             3.88          71
         1.33        119,302          1.81               1.70             3.09          --
         1.24        373,750          1.76               1.70             3.12          --
         6.39        313,961          1.04               1.00             3.04          81
         5.65        107,964          1.81               1.70             2.21          --
         5.74        319,990          1.76               1.70             2.33          --
         9.02(f)     142,992          1.34(e)            1.00(e)          2.63(e)       23
         8.41(f)      67,986          2.09(e)            1.70(e)          1.98(e)       --
         8.31(f)     160,253          1.95(e)            1.70(e)          1.97(e)       --

 66                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TOTAL RETURN BOND
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $10.62       $ 0.41        $ 0.04        $ 0.45      $ (0.42)
  Class B.....................    10.57         0.33          0.04          0.37        (0.34)
  Class C.....................    10.64         0.34          0.03          0.37        (0.34)
  For the Year Ended October
    31, 2005
  Class A.....................    10.95         0.35         (0.24)         0.11        (0.40)
  Class B.....................    10.90         0.27         (0.24)         0.03        (0.32)
  Class C.....................    10.97         0.29         (0.25)         0.04        (0.33)
  For the Year Ended October
    31, 2004
  Class A.....................    11.14         0.32          0.21          0.53        (0.35)
  Class B.....................    11.09         0.24          0.22          0.46        (0.28)
  Class C.....................    11.12         0.27          0.23          0.50        (0.28)
  For the Year Ended October
    31, 2003
  Class A.....................    10.78         0.49          0.48          0.97        (0.50)
  Class B.....................    10.73         0.42          0.47          0.89        (0.42)
  Class C.....................    10.77         0.42          0.46          0.88        (0.42)
  For the Year Ended October
    31, 2002(e)
  Class A.....................    10.90         0.47            --          0.47        (0.52)
  Class B.....................    10.85         0.40            --          0.40        (0.45)
  Class C.....................    10.89         0.40            --          0.40        (0.45)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD TOTAL RETURN BOND
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.06)         $   --          $(0.48)         $(0.03)      $10.59
  Class B.....................      (0.06)             --           (0.40)          (0.03)       10.54
  Class C.....................      (0.06)             --           (0.40)          (0.03)       10.61
  For the Year Ended October
    31, 2005
  Class A.....................      (0.04)             --           (0.44)          (0.33)       10.62
  Class B.....................      (0.04)             --           (0.36)          (0.33)       10.57
  Class C.....................      (0.04)             --           (0.37)          (0.33)       10.64
  For the Year Ended October
    31, 2004
  Class A.....................      (0.37)             --           (0.72)          (0.19)       10.95
  Class B.....................      (0.37)             --           (0.65)          (0.19)       10.90
  Class C.....................      (0.37)             --           (0.65)          (0.15)       10.97
  For the Year Ended October
    31, 2003
  Class A.....................      (0.11)             --           (0.61)           0.36        11.14
  Class B.....................      (0.11)             --           (0.53)           0.36        11.09
  Class C.....................      (0.11)             --           (0.53)           0.35        11.12
  For the Year Ended October
    31, 2002(e)
  Class A.....................      (0.07)             --           (0.59)          (0.12)       10.78
  Class B.....................      (0.07)             --           (0.52)          (0.12)       10.73
  Class C.....................      (0.07)             --           (0.52)          (0.12)       10.77

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 71.
(e) Per share amounts have been calculated using average shares outstanding method.
(f) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 72.

THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         4.35%      $432,703          1.20%              1.20%            3.98%        347%
         3.56         79,506          2.02               1.95             3.20          --
         3.63         75,194          1.87               1.87             3.29          --
         1.00        311,557          1.24               1.20             3.24         195
         0.25         81,028          2.00               1.95             2.49          --
         0.34         74,039          1.87               1.87             2.56          --
         5.10(f)     298,903          1.27               1.25             2.98         171
         4.37(f)      91,861          1.97               1.95             2.28          --
         4.76(f)      89,504          1.86               1.86             2.37          --
         9.16        268,655          1.40               1.25             3.39         199
         8.44        106,077          2.13               1.95             2.70          --
         8.31        110,214          2.01               1.95             2.71          --
         4.50        215,083          1.42               1.25             4.65         149
         3.77         98,028          2.10               1.95             3.92          --
         3.80        107,479          1.98               1.95             3.92          --

 68                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD U.S. GOVERNMENT
  SECURITIES FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................   $ 9.32       $ 0.42        $(0.08)       $ 0.34      $ (0.43)
  Class B.....................     9.27         0.35         (0.08)         0.27        (0.36)
  Class C.....................     9.27         0.35         (0.08)         0.27        (0.36)
  For the Year Ended October
    31, 2005
  Class A.....................     9.65         0.40         (0.32)         0.08        (0.41)
  Class B.....................     9.62         0.32         (0.34)        (0.02)       (0.33)
  Class C.....................     9.61         0.32         (0.33)        (0.01)       (0.33)
  For the Year Ended October
    31, 2004
  Class A.....................     9.67         0.40         (0.01)         0.39        (0.41)
  Class B.....................     9.64         0.32            --          0.32        (0.34)
  Class C.....................     9.63         0.32            --          0.32        (0.34)
  For the Year Ended October
    31, 2003
  Class A.....................     9.88         0.41         (0.21)         0.20        (0.41)
  Class B.....................     9.84         0.33         (0.19)         0.14        (0.34)
  Class C.....................     9.84         0.33         (0.20)         0.13        (0.34)
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................     9.50         0.26          0.38          0.64        (0.26)
  Class B.....................     9.46         0.21          0.38          0.59        (0.21)
  Class C.....................     9.46         0.21          0.38          0.59        (0.21)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD U.S. GOVERNMENT
  SECURITIES FUND
  For the Year Ended October
    31, 2006(g)
  Class A.....................     $   --          $   --          $(0.43)         $(0.09)      $ 9.23
  Class B.....................         --              --           (0.36)          (0.09)        9.18
  Class C.....................         --              --           (0.36)          (0.09)        9.18
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.41)          (0.33)        9.32
  Class B.....................         --              --           (0.33)          (0.35)        9.27
  Class C.....................         --              --           (0.33)          (0.34)        9.27
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.41)          (0.02)        9.65
  Class B.....................         --              --           (0.34)          (0.02)        9.62
  Class C.....................         --              --           (0.34)          (0.02)        9.61
  For the Year Ended October
    31, 2003
  Class A.....................         --              --           (0.41)          (0.21)        9.67
  Class B.....................         --              --           (0.34)          (0.20)        9.64
  Class C.....................         --              --           (0.34)          (0.21)        9.63
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --           (0.26)           0.38         9.88
  Class B.....................         --              --           (0.21)           0.38         9.84
  Class C.....................         --              --           (0.21)           0.38         9.84

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 71.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         3.77%       $45,851          1.39%              1.15%            4.60%        158%
         3.01         17,011          2.20               1.90             3.84          --
         3.01          9,698          2.08               1.90             3.86          --
         0.79         47,252          1.38               1.15             4.17         108
        (0.17)        21,268          2.17               1.90             3.41          --
        (0.07)         9,631          2.05               1.90             3.41          --
         4.08         53,401          1.38               1.20             4.09         110
         3.37         26,218          2.11               1.90             3.39          --
         3.37         13,926          2.00               1.90             3.38          --
         2.06         65,337          1.48               1.20             4.11         108
         1.45         38,210          2.21               1.90             3.41          --
         1.34         26,626          2.07               1.90             3.43          --
         6.87(f)      75,245          1.59(e)            1.20(e)          3.58(e)      218
         6.36(f)      39,276          2.28(e)            1.90(e)          2.87(e)       --
         6.36(f)      40,708          2.11(e)            1.90(e)          2.86(e)       --

 70                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                             YEAR ENDED         YEAR ENDED
----                                                          OCTOBER 31, 2006   OCTOBER 31, 2005
                                                              -----------------------------------
HIGH YIELD FUND
Class A Shares                                                     1.20%              1.33%
Class B Shares                                                     1.94%              2.10%
Class C Shares                                                     1.89%              2.00%
INCOME FUND
Class A Shares                                                     0.95%              0.95%
Class B Shares                                                     1.70%              1.70%
Class C Shares                                                     1.70%              1.70%
INFLATION PLUS FUND
Class A Shares                                                     0.95%              0.95%
Class B Shares                                                     1.70%              1.70%
Class C Shares                                                     1.70%              1.70%
TOTAL RETURN BOND FUND
Class A Shares                                                     1.19%              1.20%
Class B Shares                                                     1.95%              1.95%
Class C Shares                                                     1.86%              1.87%
U.S. GOVERNMENT SECURITIES FUND
Class A Shares                                                     1.15%              1.15%
Class B Shares                                                     1.90%              1.90%
Class C Shares                                                     1.90%              1.90%

THE HARTFORD MUTUAL FUNDS                                                     71

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
HIGH YIELD FUND
Class A Shares                                                      9.25%
Class B Shares                                                      8.45%
Class C Shares                                                      8.44%
TOTAL RETURN BOND FUND
Class A Shares                                                      5.08%
Class B Shares                                                      4.35%
Class C Shares                                                      4.57%

 72                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford High Yield Fund                   A         316   416645489   HAHAX
        The Hartford High Yield Fund                   B         202   416645471   HAHBX
        The Hartford High Yield Fund                   C         203   416645463   HAHCX
        The Hartford Income Fund                       A        1638   416646248   HTIAX
        The Hartford Income Fund                       B        1639   416646230   HTIBX
        The Hartford Income Fund                       C        1640   416646222   HTICX
        The Hartford Inflation Plus Fund               A        1646   416646156   HIPAX
        The Hartford Inflation Plus Fund               B        1647   416646149   HIPBX
        The Hartford Inflation Plus Fund               C        1648   416646131   HIPCX
        The Hartford Total Return Bond Fund            A         217   416645778   ITBAX
        The Hartford Total Return Bond Fund            B         218   416645760   ITBBX
        The Hartford Total Return Bond Fund            C         254   416645570   HABCX
        The Hartford U.S. Government Securities Fund   A        1634   416529410   HUSAX
        The Hartford U.S. Government Securities Fund   B        1635   416529394   HUSBX
        The Hartford U.S. Government Securities Fund   C        1636   416529386   HUSCX

THE HARTFORD MUTUAL FUNDS                                                     73

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD SHORT-TERM INCOME FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD FLOATING RATE FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD MONEY MARKET FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD SHORT DURATION FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           3
A summary of each fund's                  The Hartford Floating Rate Fund                                        4
goals, principal strategies,              The Hartford Money Market Fund                                         8
main risks, performance and               The Hartford Short Duration Fund                                      13
expenses
Description of other                      Investment strategies and investment matters                          17
investment strategies and                 Terms used in this Prospectus                                         20
investment risks
Investment manager and                    Management of the funds                                               22
management fee information
Information on your account               About your account                                                    26
                                          Choosing a share class                                                26
                                          How sales charges are calculated                                      28
                                          Sales charge reductions and waivers                                   29
                                          Opening an account                                                    35
                                          Buying shares                                                         37
                                          Selling shares                                                        38
                                          Transaction policies                                                  43
                                          Dividends and account policies                                        47
                                          Additional investor services                                          48
Further information on the                Financial highlights                                                  52
funds                                     Fund code, CUSIP number and symbol
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Short Duration Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Floating Rate Fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the Floating Rate Fund. Floating Rate Fund is a non-diversified Fund.

The funds are referred to as the Hartford Fixed Income Funds and are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a

THE HARTFORD MUTUAL FUNDS                                                      3

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%                                   6.68%
   0

                                        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 1.90% (1st quarter, 2006) and the lowest quarterly return was 1.07% (2nd quarter, 2006).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      5

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 4/29/05)
   Class A Return Before Taxes                 3.47%         4.55%
   Class A Return After Taxes on
   Distributions                               1.20%         2.52%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       2.22%         2.69%
   Class B Return Before Taxes                 0.79%         3.37%
   Class C Return Before Taxes                 4.87%         5.74%
   Credit Suisse Leverage Loan Index           7.34%         6.75%

INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        3.00%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.61%      0.61%      0.61%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%      1.00%
   Other expenses(3)                            0.12%      0.22%      0.16%
   Total annual operating expenses(3)(4)        0.98%(2)   1.83%      1.77%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  397     $  686     $  280
   Year 3                                      $  603     $  876     $  557
   Year 5                                      $  825     $1,190     $  959
   Year 10                                     $1,465     $1,925     $2,084

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  397     $  186     $  180
   Year 3                                      $  603     $  576     $  557
   Year 5                                      $  825     $  990     $  959
   Year 10                                     $1,465     $1,925     $2,084

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5           4.73%    4.69%    4.32%    5.33%    3.29%    0.97%    0.24%    0.44%    2.36%    4.23%
   0

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 1.43% (4th quarter, 2000) and the lowest quarterly return was 0.03% (3rd quarter, 2003).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      9

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS(1)
   Class A                                      4.23%    1.64%       3.07%
   Class B                                     -1.55%    0.69%       2.32%
   Class C(2)                                   2.44%    1.08%       2.31%
   60-Day Treasury Bill Index (reflects no
   deductions for fees, expenses or taxes)      4.67%    2.34%       3.60%

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%      0.50%      0.50%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.39%      0.29%      0.26%
   Total annual operating expenses(3)(4)                       1.14%(2)   1.79%      1.76%

(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  116     $  682     $  279
   Year 3                                      $  362     $  863     $  554
   Year 5                                      $  628     $1,170     $  954
   Year 10                                     $1,386     $1,934     $2,073

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  116     $  182     $  179
   Year 3                                      $  362     $  563     $  554
   Year 5                                      $  628     $  970     $  954
   Year 10                                     $1,386     $1,934     $2,073

THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through

 12                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

THE HARTFORD MUTUAL FUNDS                                                     13

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   8
   6
   4
   2              3.87%          1.45%          1.79%          3.96%
   0

                   2003           2004           2005           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 1.81% (2nd quarter, 2003) and the lowest quarterly return was -1.25% (2nd quarter, 2004).
--------------------------------------------------------------------------------

 14                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.84%        2.22%
   Class A Return After Taxes on
   Distributions                               -0.45%        1.07%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.53%        1.22%
   Class B Return Before Taxes                 -1.73%        1.81%
   Class C Return Before Taxes                  2.27%        2.25%
   Lehman Brothers 1-5 Year U.S.
   Government/Credit Index (reflects no
   deduction for fees, expenses or taxes)       4.24%        2.95%

INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     15

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                3.00%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.55%     0.55%     0.55%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.30%     0.37%     0.28%
   Total annual operating expenses(3)(4)                       1.10%(2)  1.92%     1.83%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, 0.90%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  409     $  695     $  286
   Year 3                                      $  639     $  903     $  576
   Year 5                                      $  888     $1,237     $  990
   Year 10                                     $1,600     $2,030     $2,148

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  409     $  195     $  186
   Year 3                                      $  639     $  603     $  576
   Year 5                                      $  888     $1,037     $  990
   Year 10                                     $1,600     $2,030     $2,148

 16                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. All of the funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS


Floating Rate Fund and Short Duration Fund may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy.

THE HARTFORD MUTUAL FUNDS                                                     17

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Floating Rate Fund may invest in emerging markets, but not as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended

 18                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

(the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

THE HARTFORD MUTUAL FUNDS                                                     19

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The Short Duration Fund may have a relatively high portfolio turnover.

The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Floating Rate Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, this fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

THE HARTFORD MUTUAL FUNDS                                                     21

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class

 22                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, Money Market Fund, and Short Duration Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical

THE HARTFORD MUTUAL FUNDS                                                     23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

SHORT DURATION FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $500 million                          0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Floating Rate Fund            0.61%
The Hartford Money Market Fund             0.50%
The Hartford Short Duration Fund           0.55%

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Senior Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

MONEY MARKET FUND  The fund is managed by Robert Crusha and Adam Tonkinson.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SHORT DURATION FUND  The fund is managed by Robert Crusha and Brian Dirgins.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.

THE HARTFORD MUTUAL FUNDS                                                     25
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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

DISTRIBUTION PLANS


The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

THE HARTFORD MUTUAL FUNDS                                                     27

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          3.00%       3.09%          2.50%
$ 50,000 -- $ 99,999       2.50%       2.56%          2.00%
$100,000 -- $249,999       2.25%       2.30%          1.75%
$250,000 -- $499,999       1.75%       1.78%          1.25%
$500,000 -- $999,999       1.25%       1.27%          1.00%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic

THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott &

THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC;

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker

THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 36                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     37

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
                representative or plan administrator, or mail to the
                address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
                Note: The minimum amount when exchanging into a new fund
                is $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 38                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                  Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to
                        enter a redemption request for these types of accounts
                        online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                    days
                  - You are selling more than $50,000 worth of worth of
                    shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 40                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     41

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY
              - Fill out the "Class A Money Fund Checkwriting Signature
                Card" section of your new account application.
              - Verify that the shares to be sold were purchased more than
                10 days earlier or were purchased by wire. Checks written
                on your account prior to the end of this period may result in those checks being returned to you for insufficient
                funds.
              - Write a check for any amount over $100 and sign each check as designated on the account application.
              - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for
                payment.
              - You may not write a check for the entire value of your
                account or close your account by writing a check.
              - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your
                check for insufficient funds and your account will be
                charged a $25 service fee.
              - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

THE HARTFORD MUTUAL FUNDS                                                     43

TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of The Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and
(iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may

 46                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less,

THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------

the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

 50                                                    THE HARTFORD MUTUAL FUNDS

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD FLOATING RATE
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $10.09       $ 0.62        $ 0.02        $ 0.64      $ (0.62)
  Class B.....................    10.08         0.54          0.03          0.57        (0.54)
  Class C.....................    10.08         0.55          0.03          0.58        (0.55)
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................    10.00         0.22          0.08          0.30        (0.21)
  Class B.....................    10.00         0.19          0.08          0.27        (0.19)
  Class C.....................    10.00         0.18          0.09          0.27        (0.19)

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD FLOATING RATE
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.62)         $ 0.02       $10.11
  Class B.....................         --              --           (0.54)           0.03        10.11
  Class C.....................         --              --           (0.55)           0.03        10.11
  From (commencement of
    operations) April 29,
    2005, through October 31,
    2005
  Class A.....................         --              --           (0.21)           0.09        10.09
  Class B.....................         --              --           (0.19)           0.08        10.08
  Class C.....................         --              --           (0.19)           0.08        10.08

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 58.
(e) Annualized.
(f) Not annualized.

 52                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(b)     (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         6.56%    $1,500,394          0.98%              0.50%            6.71%         33%
         5.79         42,182          1.83               1.35             5.84          --
         5.86        828,910          1.77               1.28             5.93          --
         3.06(f)     169,485          1.03(e)            0.29(e)          5.68(e)       15
         2.66(f)       5,659          1.89(e)            1.04(e)          4.91(e)       --
         2.67(f)      92,710          1.79(e)            1.02(e)          5.03(e)       --

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $ 1.00       $ 0.04        $   --        $ 0.04      $ (0.04)
  Class B.....................     1.00         0.03            --          0.03        (0.03)
  Class C.....................     1.00         0.03            --          0.03        (0.03)
  For the Year Ended October
    31, 2005
  Class A.....................     1.00         0.02            --          0.02        (0.02)
  Class B.....................     1.00         0.01            --          0.01        (0.01)
  Class C.....................     1.00         0.01            --          0.01        (0.01)
  For the Year Ended October
    31, 2004
  Class A.....................     1.00        0.003            --            --       (0.003)
  Class B.....................     1.00           --            --            --           --
  Class C.....................     1.00           --            --            --           --
  For the Year Ended October
    31, 2003
  Class A.....................     1.00        0.003            --            --       (0.003)
  Class B.....................     1.00           --            --            --           --
  Class C.....................     1.00           --            --            --           --
  For the Year Ended October
    31, 2002(e)
  Class A.....................     1.00        0.011            --          0.01       (0.011)
  Class B.....................     1.00        0.004            --            --       (0.004)
  Class C.....................     1.00        0.004            --            --       (0.004)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.04)         $   --       $ 1.00
  Class B.....................         --              --           (0.03)             --         1.00
  Class C.....................         --              --           (0.03)             --         1.00
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.02)             --         1.00
  Class B.....................         --              --           (0.01)             --         1.00
  Class C.....................         --              --           (0.01)             --         1.00
  For the Year Ended October
    31, 2004
  Class A.....................         --              --              --              --         1.00
  Class B.....................         --              --              --              --         1.00
  Class C.....................         --              --              --              --         1.00
  For the Year Ended October
    31, 2003
  Class A.....................         --              --              --              --         1.00
  Class B.....................         --              --              --              --         1.00
  Class C.....................         --              --              --              --         1.00
  For the Year Ended October
    31, 2002(e)
  Class A.....................         --              --           (0.01)             --         1.00
  Class B.....................         --              --              --              --         1.00
  Class C.....................         --              --              --              --         1.00

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 58.
(e) Per share amounts have been calculated using average shares outstanding method.
(f) Expense ratio includes a practical waiver of 12b-1 fees.

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(b)     (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         4.00%      $207,592          1.14%              0.95%            3.95%        N/A
         3.22         27,995          1.79               1.70             3.18          --
         3.22         16,997          1.76               1.70             3.20          --
         1.99        182,308          1.22               0.95             1.96         N/A
         1.23         30,716          1.88               1.70             1.16          --
         1.23         18,790          1.80               1.70             1.19          --
         0.28        205,442          1.22               1.00             0.27         N/A
         0.01         45,836          1.82               1.25             0.01          --
         0.01         26,626          1.77               1.27             0.01          --
         0.32        246,199          1.28               1.00             0.33         N/A
         0.00         67,732          2.01               1.33(f)          0.01          --
         0.00         29,955          1.89               1.36(f)          0.01          --
         1.09        302,862          1.30               1.00             1.06         N/A
         0.43         99,048          1.96               1.70             0.37          --
         0.42         65,894          1.82               1.70             0.37          --

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(a) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD SHORT DURATION
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................   $ 9.85       $ 0.35        $ 0.04        $ 0.39      $ (0.35)
  Class B.....................     9.85         0.27          0.05          0.32        (0.27)
  Class C.....................     9.85         0.27          0.05          0.32        (0.27)
  For the Year Ended October
    31, 2005
  Class A.....................    10.08         0.33         (0.24)         0.09        (0.32)
  Class B.....................    10.08         0.25         (0.23)         0.02        (0.25)
  Class C.....................    10.08         0.25         (0.23)         0.02        (0.25)
  For the Year Ended October
    31, 2004
  Class A.....................    10.14         0.30         (0.06)         0.24        (0.30)
  Class B.....................    10.14         0.23         (0.06)         0.17        (0.23)
  Class C.....................    10.14         0.23         (0.06)         0.17        (0.23)
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................    10.00         0.30          0.14          0.44        (0.30)
  Class B.....................    10.00         0.23          0.14          0.37        (0.23)
  Class C.....................    10.00         0.23          0.14          0.37        (0.23)

                                                    -- SELECTED PER-SHARE DATA(a) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD SHORT DURATION
  FUND
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.35)         $ 0.04       $ 9.89
  Class B.....................         --              --           (0.27)           0.05         9.90
  Class C.....................         --              --           (0.27)           0.05         9.90
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.32)          (0.23)        9.85
  Class B.....................         --              --           (0.25)          (0.23)        9.85
  Class C.....................         --              --           (0.25)          (0.23)        9.85
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.30)          (0.06)       10.08
  Class B.....................         --              --           (0.23)          (0.06)       10.08
  Class C.....................         --              --           (0.23)          (0.06)       10.08
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................         --              --           (0.30)           0.14        10.14
  Class B.....................         --              --           (0.23)           0.14        10.14
  Class C.....................         --              --           (0.23)           0.14        10.14

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 58.
(e) Annualized.
(f) Not annualized.

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(b)     (000'S)     REIMBURSEMENTS(d)   REIMBURSEMENTS(d)   NET ASSETS    RATE(c)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         4.02%       $26,726          1.10%              0.90%            3.53%        119%
         3.33          6,760          1.92               1.65             2.77          --
         3.33         14,382          1.83               1.65             2.76          --
         0.92         29,212          1.05               0.90             3.23         123
         0.17          8,814          1.89               1.65             2.47          --
         0.17         22,973          1.78               1.65             2.47          --
         2.40         39,148          1.06               0.95             2.95         108
         1.68         12,267          1.84               1.65             2.26          --
         1.68         34,949          1.76               1.65             2.26          --
         4.48(f)      32,753          1.34(e)            0.95(e)          3.14(e)      113
         3.77(f)      10,206          2.09(e)            1.65(e)          2.46(e)       --
         3.77(f)      30,660          1.96(e)            1.65(e)          2.44(e)       --

THE HARTFORD MUTUAL FUNDS                                                     57

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                               ------------------------------------------------------
FLOATING RATE FUND
Class A Shares                                      0.50%
Class B Shares                                      1.35%
Class C Shares                                      1.28%
MONEY MARKET FUND
Class A Shares                                      0.95%              0.95%
Class B Shares                                      1.70%              1.70%
Class C Shares                                      1.70%              1.70%
SHORT DURATION FUND
Class A Shares                                      0.90%              0.90%
Class B Shares                                      1.65%              1.65%
Class C Shares                                      1.65%              1.65%

 58                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Floating Rate Fund                A        1209   416648558   HFLAX
        The Hartford Floating Rate Fund                B        1210   416648541   HFLBX
        The Hartford Floating Rate Fund                C        1211   416648533   HFLCX
        The Hartford Money Market Fund                 A         940   416645745   IHAXX
        The Hartford Money Market Fund                 B         290   416645737   HMBXX
        The Hartford Money Market Fund                 C         259   416645562   HRCXX
        The Hartford Short Duration Fund               A        1642   416646198   HSDAX
        The Hartford Short Duration Fund               B        1643   416646180   HSDBX
        The Hartford Short Duration Fund               C        1644   416646172   HSDCX

THE HARTFORD MUTUAL FUNDS                                                     59

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD NON-TAXABLE FIXED INCOME FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD TAX-FREE CALIFORNIA FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD TAX-FREE MINNESOTA FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD TAX-FREE NATIONAL FUND
                                                      THE HARTFORD TAX-FREE NEW YORK FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2
A summary of each fund's                  The Hartford Tax-Free California Fund                                  3
goals, principal strategies,              The Hartford Tax-Free Minnesota Fund                                   7
main risks, performance and               The Hartford Tax-Free National Fund                                   11
expenses                                  The Hartford Tax-Free New York Fund                                   15
Description of other                      Investment strategies and investment matters                          20
investment strategies and                 Terms used in this Prospectus                                         22
investment risks
Investment manager and                    Management of the funds                                               24
management fee information
Information on your account               About your account                                                    29
                                          Choosing a share class                                                29
                                          How sales charges are calculated                                      31
                                          Sales charge reductions and waivers                                   32
                                          Opening an account                                                    38
                                          Buying shares                                                         40
                                          Selling shares                                                        42
                                          Transaction policies                                                  46
                                          Dividends and account policies                                        50
                                          Additional investor services                                          52
Further information on the                Financial highlights                                                  54
funds                                     Fund code, CUSIP number and symbol
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. In addition, the Tax-Free Minnesota Fund and Tax-Free National Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund, except Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.

The funds are referred to as the Hartford Fixed Income Funds.

Tax-Free Minnesota Fund and Tax-Free National Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its

THE HARTFORD MUTUAL FUNDS                                                      3

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2003                                       3.80%
2004                                       6.14%
2005                                       4.51%
2006                                       5.36%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -2.86% (2nd quarter, 2004).
--------------------------------------------------------------------------------

 4                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.61%        4.02%
   Class A Return After Taxes on
   Distributions                                0.61%        4.02%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        1.66%        3.98%
   Class B Return Before Taxes                 -0.42%        3.97%
   Class C Return Before Taxes                  3.56%        4.44%
   Lehman Brothers California Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           5.13%        5.12%

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      5

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 4.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.55%     0.55%      0.55%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)                                            0.19%     0.22%      0.23%
   Acquired fund fees and expenses                              0.02%     0.02%      0.02%
   Total annual operating expenses(3)(4)                        1.01%(2)  1.79%      1.80%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  548     $  682     $  283
   Year 3                                      $  757     $  863     $  566
   Year 5                                      $  983     $1,170     $  975
   Year 10                                     $1,631     $1,900     $2,116

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  548     $  182     $  183
   Year 3                                      $  757     $  563     $  566
   Year 5                                      $  983     $  970     $  975
   Year 10                                     $1,631     $1,900     $2,116

 6                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly

THE HARTFORD MUTUAL FUNDS                                                      7

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               7.76%    5.76%             10.54%   3.69%    7.79%    4.79%    4.45%    2.54%    4.48%
   0
  -5
                                 -2.57%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

 8                                                     THE HARTFORD MUTUAL FUNDS
                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

1997                                       7.56%
1998                                       5.76%
1999                                      -2.57%
2000                                      10.54%
2001                                       3,69%
2002                                       7.79%
2003                                       4.79%
2004                                       4.45%
2005                                       2.54%
2006                                       4.48%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.46% (2nd quarter, 2004).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                      9

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -0.22%    3.83%     4.38%
   Class A Return After Taxes on
   Distributions(1)                            -0.32%    3.76%     4.12%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     1.31%    3.85%     4.20%
   Class B Return Before Taxes(1)              -1.21%    3.82%     4.03%
   Class C Return Before Taxes(1)               2.71%    4.14%     4.02%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.85%    5.54%     5.76%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                      9

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.26%      0.26%      0.24%
   Acquired fund fees and expenses                             0.02%      0.02%      0.02%
   Total annual operating expenses(2)(4)(5)                    1.25%(3)   2.00%      1.98%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.10%, 1.85% and 1.83%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  572     $  703     $  301
   Year 3                                      $  829     $  927     $  621
   Year 5                                      $1,105     $1,278     $1,068
   Year 10                                     $1,893     $2,134     $2,306

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  572     $  203     $  201
   Year 3                                      $  829     $  627     $  621
   Year 5                                      $1,105     $1,078     $1,068
   Year 10                                     $1,893     $2,134     $2,306

 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                     11

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


1997                                       8.73%
1998                                       5.23%
2000                                       9.96%
2001                                       3.50%
2002                                       9.70%
2003                                       4.68%
2004                                       5.22%
2005                                       4.16%
2006                                       5.78%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).
--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              1.02%     4.92%     4.93%
   Class A Return After Taxes on
   Distributions(1)                            0.97%     4.74%     4.62%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    2.11%     4.73%     4.63%
   Class B Return Before Taxes(1)              0.02%     4.72%     4.48%
   Class C Return Before Taxes(1)              4.01%     5.12%     4.51%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.85%     5.54%     5.76%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                     13

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage
   of offering price                                           4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price
   or redemption proceeds, whichever is less)                   None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.74%      0.74%      0.74%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.23%      0.26%      0.23%
   Acquired fund fees and expenses                             0.02%      0.02%      0.02%
   Total annual operating expenses(2)(4)(5)                    1.24%(3)   2.02%      1.99%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.59% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.09%, 1.87% and 1.84%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  571     $  705     $  302
   Year 3                                      $  826     $  934     $  624
   Year 5                                      $1,100     $1,288     $1,073
   Year 10                                     $1,882     $2,147     $2,317

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  571     $  205     $  202
   Year 3                                      $  826     $  634     $  624
   Year 5                                      $1,100     $1,088     $1,073
   Year 10                                     $1,882     $2,147     $2,317

 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

THE HARTFORD MUTUAL FUNDS                                                     15

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.
The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


  8%
   6
   4
   2               6.03%           4.86%           3.64%           5.50%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------

2003                                       6.03%
2004                                       4.86%
2005                                       3.64%
2006                                       5.50%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     17

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.75%        4.12%
   Class A Return After Taxes on
   Distributions                                0.67%        4.02%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        1.91%        4.01%
   Class B Return Before Taxes                 -0.29%        4.09%
   Class C Return Before Taxes                  3.71%        4.51%
   Lehman Brothers New York Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           4.74%        4.62%

INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 4.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.55%     0.55%      0.55%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)                                            0.23%     0.24%      0.23%
   Acquired fund fees and expenses                              0.02%     0.02%      0.02%
   Total annual operating expenses(3)(4)                        1.05%(2)  1.81%      1.80%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  552     $  684     $  283
   Year 3                                      $  769     $  869     $  566
   Year 5                                      $1,003     $1,180     $  975
   Year 10                                     $1,675     $1,927     $2,116

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  552     $  184     $  183
   Year 3                                      $  769     $  569     $  566
   Year 5                                      $1,003     $  980     $  975
   Year 10                                     $1,675     $1,927     $2,116

THE HARTFORD MUTUAL FUNDS                                                     19

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. All of the funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

THE HARTFORD MUTUAL FUNDS                                                     21

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund have names which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures

 22                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

with respect to the disclosure of the funds' portfolio securities is available
(i) in the funds' SAI; and (ii) on the funds' website.

THE HARTFORD MUTUAL FUNDS                                                     23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, and Tax-Free New York Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and

THE HARTFORD MUTUAL FUNDS                                                     25
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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

TAX-FREE NATIONAL FUND(1)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.80%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

TAX-FREE MINNESOTA FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.72%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Tax-Free California Fund      0.55%
The Hartford Tax-Free Minnesota Fund       0.72%
The Hartford Tax-Free National Fund        0.74%
The Hartford Tax-Free New York Fund        0.55%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

TAX-FREE CALIFORNIA FUND The fund is managed by Christopher Bade and Charles Grande.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE MINNESOTA FUND The fund is managed by Christopher Bade and Charles Grande.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND  The fund is managed by Christopher Bade and Charles
Grande.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND  The fund is managed by Christopher Bade and Charles
Grande.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he

THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

was a vice president and municipal credit analyst at MBIA.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class L and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999       4.00%       4.17%          3.50%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an

THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a

THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity");

THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 40                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     41

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 42                                                    THE HARTFORD MUTUAL FUNDS

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     43

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 44                                                    THE HARTFORD MUTUAL FUNDS

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

  ADDRESS:                           PHONE NUMBER:
THE HARTFORD                   1-888-THE-STAG (843-7824)
    MUTUAL          OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
    FUNDS            ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.
  P.O. BOX
    64387
ST. PAUL, MN
  55164-0387

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 46                                                    THE HARTFORD MUTUAL FUNDS
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                                                            TRANSACTION POLICIES
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BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of the Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain of the Hartford Mutual Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully

THE HARTFORD MUTUAL FUNDS                                                     47
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TRANSACTION POLICIES
--------------------------------------------------------------------------------

investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend

 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

diversification are exempt from the policy described above.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

THE HARTFORD MUTUAL FUNDS                                                     49
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TRANSACTION POLICIES
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SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

 50                                                    THE HARTFORD MUTUAL FUNDS
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                                                            TRANSACTION POLICIES
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TAXABILITY OF DIVIDENDS  Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt

THE HARTFORD MUTUAL FUNDS                                                     51
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TRANSACTION POLICIES
--------------------------------------------------------------------------------

interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

 52                                                    THE HARTFORD MUTUAL FUNDS
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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TAX-FREE
  CALIFORNIA FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................   $10.32       $ 0.38        $ 0.24        $ 0.62      $ (0.38)
  Class B.....................    10.31         0.30          0.24          0.54        (0.30)
  Class C.....................    10.33         0.30          0.24          0.54        (0.30)
  For the Year Ended October
    31, 2005
  Class A.....................    10.32         0.38            --          0.38        (0.38)
  Class B.....................    10.31         0.29          0.01          0.30        (0.30)
  Class C.....................    10.33         0.29          0.01          0.30        (0.30)
  For the Year Ended October
    31, 2004
  Class A.....................     9.93         0.38          0.41          0.79        (0.40)
  Class B.....................     9.92         0.34          0.38          0.72        (0.33)
  Class C.....................     9.93         0.32          0.41          0.73        (0.33)
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................    10.00         0.37         (0.07)         0.30        (0.37)
  Class B.....................    10.00         0.30         (0.08)         0.22        (0.30)
  Class C.....................    10.00         0.30         (0.07)         0.23        (0.30)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD TAX-FREE
  CALIFORNIA FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.01)         $   --          $(0.39)         $ 0.23       $10.55
  Class B.....................      (0.01)             --           (0.31)           0.23        10.54
  Class C.....................      (0.01)             --           (0.31)           0.23        10.56
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.38)             --        10.32
  Class B.....................         --              --           (0.30)             --        10.31
  Class C.....................         --              --           (0.30)             --        10.33
  For the Year Ended October
    31, 2004
  Class A.....................         --              --           (0.40)           0.39        10.32
  Class B.....................         --              --           (0.33)           0.39        10.31
  Class C.....................         --              --           (0.33)           0.40        10.33
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................         --              --           (0.37)          (0.07)        9.93
  Class B.....................         --              --           (0.30)          (0.08)        9.92
  Class C.....................         --              --           (0.30)          (0.07)        9.93

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 61.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of underlying funds.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         6.13%       $24,796          0.99%               0.90%           3.71%          2%
         5.34          1,571          1.77                1.65            2.96          --
         5.33          3,435          1.78                1.65            2.95          --
         3.69         15,601          1.02                0.90            3.64          31
         2.92          1,305          1.80                1.65            2.90          --
         2.91          1,937          1.80                1.65            2.90          --
         8.15         14,846          1.03                0.95            3.85          41
         7.40          1,017          1.84                1.65            3.12          --
         7.49          1,448          1.85                1.65            3.06          --
         3.06(f)      10,799          1.57(e)             0.95(e)         3.73(e)       64
         2.23(f)       1,827          2.32(e)             1.65(e)         3.07(e)       --
         2.34(f)       1,230          2.18(e)             1.65(e)         3.02(e)       --

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE TAX-FREE MINNESOTA FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................   $10.22       $ 0.41        $ 0.13        $ 0.54      $ (0.41)
  Class B.....................    10.23         0.33          0.14          0.47        (0.33)
  Class C.....................    10.25         0.33          0.14          0.47        (0.33)
  For the Year Ended October
    31, 2005(h)
  Class A.....................    10.44         0.39         (0.22)         0.17        (0.39)
  Class B.....................    10.45         0.31         (0.21)         0.10        (0.32)
  Class C.....................    10.46         0.32         (0.21)         0.11        (0.32)
  For the Year Ended October
    31, 2004
  Class A.....................    10.46         0.41          0.24          0.65        (0.40)
  Class B.....................    10.46         0.33          0.25          0.58        (0.32)
  Class C.....................    10.48         0.33          0.24          0.57        (0.32)
  For the Year Ended October
    31, 2003(h)
  Class A.....................    10.46         0.38          0.05          0.43        (0.38)
  Class B.....................    10.47         0.31          0.04          0.35        (0.31)
  Class C.....................    10.48         0.31          0.05          0.36        (0.31)
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    10.29         0.26          0.16          0.42        (0.25)
  Class B.....................    10.27         0.20          0.20          0.40        (0.20)
  Class C.....................    10.27         0.20          0.21          0.41        (0.20)
THE HARTFORD TAX-FREE NATIONAL
  FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................    11.13         0.45          0.29          0.74        (0.45)
  Class B.....................    11.06         0.37          0.28          0.65        (0.37)
  Class C.....................    11.09         0.37          0.28          0.65        (0.37)
  For the Year Ended October
    31, 2005(h)
  Class A.....................    11.22         0.43         (0.09)         0.34        (0.43)
  Class B.....................    11.15         0.35         (0.09)         0.26        (0.35)
  Class C.....................    11.18         0.35         (0.09)         0.26        (0.35)
  For the Year Ended October
    31, 2004
  Class A.....................    11.07         0.45          0.32          0.77        (0.45)
  Class B.....................    11.00         0.37          0.32          0.69        (0.37)
  Class C.....................    11.02         0.37          0.33          0.70        (0.37)
  For the Year Ended October
    31, 2003
  Class A.....................    11.28         0.41          0.04          0.45        (0.41)
  Class B.....................    11.21         0.33          0.04          0.37        (0.33)
  Class C.....................    11.23         0.33          0.04          0.37        (0.33)
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................    10.99         0.26          0.30          0.56        (0.27)
  Class B.....................    10.97         0.20          0.25          0.45        (0.21)
  Class C.....................    10.97         0.20          0.27          0.47        (0.21)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE TAX-FREE MINNESOTA FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.02)         $   --          $(0.43)         $ 0.11       $10.33
  Class B.....................      (0.02)             --           (0.35)           0.12        10.35
  Class C.....................      (0.02)             --           (0.35)           0.12        10.37
  For the Year Ended October
    31, 2005(h)
  Class A.....................         --              --           (0.39)          (0.22)       10.22
  Class B.....................         --              --           (0.32)          (0.22)       10.23
  Class C.....................         --              --           (0.32)          (0.21)       10.25
  For the Year Ended October
    31, 2004
  Class A.....................      (0.27)             --           (0.67)          (0.02)       10.44
  Class B.....................      (0.27)             --           (0.59)          (0.01)       10.45
  Class C.....................      (0.27)             --           (0.59)          (0.02)       10.46
  For the Year Ended October
    31, 2003(h)
  Class A.....................      (0.05)             --           (0.43)             --        10.46
  Class B.....................      (0.05)             --           (0.36)          (0.01)       10.46
  Class C.....................      (0.05)             --           (0.36)             --        10.48
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --           (0.25)           0.17        10.46
  Class B.....................         --              --           (0.20)           0.20        10.47
  Class C.....................         --              --           (0.20)           0.21        10.48
THE HARTFORD TAX-FREE NATIONAL
  FUND(g)
  For the Year Ended October
    31, 2006
  Class A.....................      (0.08)             --           (0.53)           0.21        11.34
  Class B.....................      (0.08)             --           (0.45)           0.20        11.26
  Class C.....................      (0.08)             --           (0.45)           0.20        11.29
  For the Year Ended October
    31, 2005(h)
  Class A.....................         --              --           (0.43)          (0.09)       11.13
  Class B.....................         --              --           (0.35)          (0.09)       11.06
  Class C.....................         --              --           (0.35)          (0.09)       11.09
  For the Year Ended October
    31, 2004
  Class A.....................      (0.17)             --           (0.62)           0.15        11.22
  Class B.....................      (0.17)             --           (0.54)           0.15        11.15
  Class C.....................      (0.17)             --           (0.54)           0.16        11.18
  For the Year Ended October
    31, 2003
  Class A.....................      (0.25)             --           (0.66)          (0.21)       11.07
  Class B.....................      (0.25)             --           (0.58)          (0.21)       11.00
  Class C.....................      (0.25)             --           (0.58)          (0.21)       11.02
  For the Period February 19,
    2002 through October 31,
    2002
  Class A.....................         --              --           (0.27)           0.29        11.28
  Class B.....................         --              --           (0.21)           0.24        11.21
  Class C.....................         --              --           (0.21)           0.26        11.23

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 61.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of Underlying Funds.
(h) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         5.35%        $6,846          1.23%               0.85%           3.97%         16%
         4.65            804          1.98                1.57            3.25          --
         4.65            411          1.96                1.57            3.25          --
         1.66          5,547          1.26                0.85            3.76          10
         0.91            814          2.02                1.60            3.01          --
         1.01            418          2.03                1.60            3.02          --
         6.37          4,286          1.27                0.98            3.87          13
         5.71            645          1.99                1.68            3.16          --
         5.60            321          1.98                1.69            3.15          --
         4.23          3,242          1.50                1.15            3.58          17
         3.42            532          2.21                1.85            2.88          --
         3.51            414          2.09                1.85            2.88          --
         4.16(f)       2,073          1.37(e)             1.15(e)         3.57(e)       36
         3.93(f)         238          2.09(e)             1.85(e)         2.73(e)       --
         4.03(f)         304          1.92(e)             1.85(e)         2.79(e)       --
         6.82         71,876          1.22                1.00            4.06          14
         5.97          6,746          2.00                1.75            3.31          --
         5.95         12,889          1.97                1.75            3.31          --
         3.10         46,163          1.26                1.00            3.88          22
         2.36          6,889          2.03                1.75            3.13          --
         2.35          8,496          1.99                1.75            3.13          --
         7.10         35,210          1.30                1.08            4.04          18
         6.39          6,236          2.01                1.78            3.32          --
         6.47          8,357          1.98                1.78            3.33          --
         4.18         21,457          1.61                1.15            3.75          35
         3.43          6,598          2.33                1.85            3.05          --
         3.42          7,588          2.21                1.85            3.06          --
         5.17(f)      12,192          1.63(e)             1.15(e)         3.31(e)       47
         4.18(f)       3,764          2.33(e)             1.85(e)         2.54(e)       --
         4.37(f)       3,121          2.18(e)             1.85(e)         2.57(e)       --

 58                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TAX-FREE NEW YORK
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................   $10.32       $ 0.39        $ 0.23        $ 0.62      $ (0.39)
  Class B.....................    10.32         0.31          0.24          0.55        (0.32)
  Class C.....................    10.32         0.32          0.23          0.55        (0.32)
  For the Year Ended October
    31, 2005
  Class A.....................    10.42         0.36         (0.08)         0.28        (0.36)
  Class B.....................    10.42         0.28         (0.08)         0.20        (0.28)
  Class C.....................    10.42         0.28         (0.08)         0.20        (0.28)
  For the Year Ended October
    31, 2004
  Class A.....................    10.15         0.37          0.37          0.74        (0.39)
  Class B.....................    10.15         0.30          0.37          0.67        (0.32)
  Class C.....................    10.15         0.30          0.37          0.67        (0.32)
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................    10.00         0.34          0.16          0.50        (0.35)
  Class B.....................    10.00         0.27          0.16          0.43        (0.28)
  Class C.....................    10.00         0.27          0.16          0.43        (0.28)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD TAX-FREE NEW YORK
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.02)         $   --          $(0.41)         $ 0.21       $10.53
  Class B.....................      (0.02)             --           (0.34)           0.21        10.53
  Class C.....................      (0.02)             --           (0.34)           0.21        10.53
  For the Year Ended October
    31, 2005
  Class A.....................      (0.02)             --           (0.38)          (0.10)       10.32
  Class B.....................      (0.02)             --           (0.30)          (0.10)       10.32
  Class C.....................      (0.02)             --           (0.30)          (0.10)       10.32
  For the Year Ended October
    31, 2004
  Class A.....................      (0.08)             --           (0.47)           0.27        10.42
  Class B.....................      (0.08)             --           (0.40)           0.27        10.42
  Class C.....................      (0.08)             --           (0.40)           0.27        10.42
  From (commencement of
    operations) October 31,
    2002, through October 31,
    2003
  Class A.....................         --              --           (0.35)           0.15        10.15
  Class B.....................         --              --           (0.28)           0.15        10.15
  Class C.....................         --              --           (0.28)           0.15        10.15

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 61.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of Underlying Funds.

THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         6.21%       $11,182          1.03%               0.85%           3.78%         25%
         5.41          1,808          1.79                1.60            3.03          --
         5.41          2,492          1.78                1.60            3.03          --
         2.66         11,202          1.03                0.85            3.45          23
         1.90          1,794          1.80                1.60            2.70          --
         1.90          2,677          1.79                1.60            2.70          --
         7.52         10,541          1.04                0.91            3.66          24
         6.76          1,568          1.74                1.61            2.96          --
         6.76          1,973          1.75                1.62            2.95          --
         5.03(f)       8,602          1.63(e)             0.95(e)         3.34(e)       54
         4.30(f)       1,051          2.38(e)             1.65(e)         2.64(e)       --
         4.30(f)       1,393          2.26(e)             1.65(e)         2.67(e)       --

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                             YEAR ENDED         YEAR ENDED
----                                                          OCTOBER 31, 2006   OCTOBER 31, 2005
                                                              -----------------------------------
TAX-FREE CALIFORNIA FUND
Class A Shares                                                     0.89%              0.89%
Class B Shares                                                     1.64%              1.64%
Class C Shares                                                     1.64%              1.64%
TAX-FREE MINNESOTA FUND
Class A Shares                                                     0.84%              0.84%
Class B Shares                                                     1.56%              1.59%
Class C Shares                                                     1.56%              1.59%
TAX-FREE NATIONAL FUND
Class A Shares                                                     1.00%              1.01%
Class B Shares                                                     1.75%              1.75%
Class C Shares                                                     1.75%              1.75%
TAX-FREE NEW YORK FUND
Class A Shares                                                     0.83%              0.84%
Class B Shares                                                     1.58%              1.59%
Class C Shares                                                     1.58%              1.59%

THE HARTFORD MUTUAL FUNDS                                                     61

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Tax-Free California Fund          A        1650   416648103   HTFAX
        The Hartford Tax-Free California Fund          B        1651   416648202   HTFBX
        The Hartford Tax-Free California Fund          C        1652   416648301   HTFCX
        The Hartford Tax-Free Minnesota Fund           A        1626   416529618   HTMAX
        The Hartford Tax-Free Minnesota Fund           B        1627   416529592   HTMBX
        The Hartford Tax-Free Minnesota Fund           C        1628   416529584   HTMCX
        The Hartford Tax-Free National Fund            A        1630   416529519   HTNAX
        The Hartford Tax-Free National Fund            B        1631   416529493   HTNBX
        The Hartford Tax-Free National Fund            C        1632   416529485   HTNCX
        The Hartford Tax-Free New York Fund            A        1654   416648509   HTYAX
        The Hartford Tax-Free New York Fund            B        1655   416648608   HTYBX
        The Hartford Tax-Free New York Fund            C        1656   416648707   HTYCX

 62                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD ALLOCATION FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD EQUITY GROWTH ALLOCATION FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD GROWTH ALLOCATION FUND
                                                      THE HARTFORD BALANCED ALLOCATION FUND
                                                      THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                                      THE HARTFORD INCOME ALLOCATION FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds.

Each of the funds also offers Class R3, Class R4, and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified open-end fund and a series of The Hartford Mutual Funds, Inc. Each fund is a "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). As the investment manager, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each fund. The day-to-day portfolio management of each of the Underlying Funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and each Underlying Fund's sub-adviser(s) is included under the section entitled "Management of the Funds" in this prospectus.

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD MUTUAL FUNDS                                                      1

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           1
A summary of each fund's                  The Hartford Equity Growth Allocation Fund
goals, principal strategies,              (formerly The Hartford Aggressive Growth
main risks, performance and               Allocation Fund)                                                       3
expenses                                  The Hartford Growth Allocation Fund                                    8
                                          The Hartford Balanced Allocation Fund                                 14
                                          The Hartford Conservative Allocation Fund                             20
                                          The Hartford Income Allocation Fund                                   26
Description of other                      Investment strategies and investment matters                          31
investment strategies and                 Terms used in this Prospectus
investment risks
Investment manager and                    Management of the funds                                               61
management fee information
Information on your account               About your account                                                    66
                                          Choosing a share class                                                66
                                          How sales charges are calculated                                      68
                                          Sales charge reductions and waivers                                   70
                                          Opening an account                                                    75
                                          Buying shares                                                         77
                                          Selling shares                                                        79
                                          Transaction policies                                                  83
                                          Dividends and account policies                                        87
                                          Additional investor services                                          89
Further information on the                Financial highlights                                                  91
funds                                     Fund code, CUSIP number and symbol
                                          For more information                                          back cover

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

(FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

  - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

THE HARTFORD MUTUAL FUNDS                                                      3

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Value Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or

 4                                                     THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2005                                       8.12%
2006                                      14.38%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                      5

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 05/28/04)
   Class A Return Before Taxes                  8.09%         11.28%
   Class A Return After Taxes on
   Distributions                                7.09%         10.10%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        5.68%          8.90%
   Class B Return Before Taxes                  8.72%         12.04%
   Class C Return Before Taxes                 12.73%         12.97%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         11.57%(1)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.34%      0.42%      0.31%
   Acquired Fund fees and expenses              0.93%      0.93%      0.93%
   Total annual operating expenses(2)(4)(5)     1.67%(3)   2.50%      2.39%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.
(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.60%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  710     $  753     $  342
   Year 3                                      $1,048     $1,079     $  745
   Year 5                                      $1,407     $1,531     $1,275
   Year 10                                     $2,418     $2,632     $2,726

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  710     $  253     $  242
   Year 3                                      $1,048     $  779     $  745
   Year 5                                      $1,407     $1,331     $1,275
   Year 10                                     $2,418     $2,632     $2,726

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

  - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

 8                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a

THE HARTFORD MUTUAL FUNDS                                                      9

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2005                                       7.29%
2006                                      12.02%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     11

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                  5.86%         9.35%
   Class A Return After Taxes on
   Distributions                                4.84%         8.29%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        4.24%         7.36%
   Class B Return Before Taxes                  6.26%        10.08%
   Class C Return Before Taxes                 10.31%        11.05%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         4.47%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.24%      0.31%      0.24%
   Acquired Fund fees and expenses              0.88%      0.88%      0.88%
   Total annual operating expenses(4)(5)        1.52%(3)   2.34%      2.27%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.50%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  737     $  330
   Year 3                                      $1,004     $1,030     $  709
   Year 5                                      $1,333     $1,450     $1,215
   Year 10                                     $2,263     $2,471     $2,605

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  237     $  230
   Year 3                                      $1,004     $  730     $  709
   Year 5                                      $1,333     $1,250     $1,215
   Year 10                                     $2,263     $2,471     $2,605

THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

  - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

 14                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from

THE HARTFORD MUTUAL FUNDS                                                     15

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2005                                      6.31%
2006                                     10.60%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.34% (1st quarter, 2005).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                  4.52%         7.63%
   Class A Return After Taxes on
   Distributions                                3.20%         6.43%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.35%         5.81%
   Class B Return Before Taxes                  4.74%         8.17%
   Class C Return Before Taxes                  8.77%         9.19%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         4.47%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006

 18                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.14%      0.14%      0.14%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.18%      0.25%      0.19%
   Acquired Fund fees and expenses              0.79%      0.79%      0.79%
   Total annual operating expenses(4)(5)        1.36%(3)   2.18%      2.12%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.14%.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.
(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  721     $  315
   Year 3                                      $  957     $  982     $  664
   Year 5                                      $1,254     $1,370     $1,139
   Year 10                                     $2,095     $2,306     $2,452

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  221     $  215
   Year 3                                      $  957     $  682     $  664
   Year 5                                      $1,254     $1,170     $1,139
   Year 10                                     $2,095     $2,306     $2,452

THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying
Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

  - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

 20                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through

THE HARTFORD MUTUAL FUNDS                                                     21

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2005                                       4.68%
2006                                       8.46%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     23

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                  2.49%         5.36%
   Class A Return After Taxes on
   Distributions                                1.01%         3.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.06%         3.81%
   Class B Return Before Taxes                  2.81%         5.98%
   Class C Return Before Taxes                  6.82%         7.00%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         4.47%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering Price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.19%      0.28%      0.21%
   Acquired Fund fees and expenses                             0.75%      0.75%      0.75%
   Total annual operating expenses(4)(5)                       1.34%(3)   2.18%      2.11%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.35%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  721     $  314
   Year 3                                      $  951     $  982     $  661
   Year 5                                      $1,244     $1,370     $1,134
   Year 10                                     $2,074     $2,300     $2,441

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  221     $  214
   Year 3                                      $  951     $  682     $  661
   Year 5                                      $1,244     $1,170     $1,134
   Year 10                                     $2,074     $2,300     $2,441

THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

  - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     27

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


2005                                      1.60%
2006                                      4.01%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).
--------------------------------------------------------------------------------

 28                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                 -0.67%        1.48%
   Class A Return After Taxes on
   Distributions                               -2.06%        0.22%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.46%        0.54%
   Class B Return Before Taxes                 -1.61%        1.50%
   Class C Return Before Taxes                  2.27%        2.56%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        4.47%(1)

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     29

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        4.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.35%      0.39%      0.33%
   Acquired Fund fees and expenses              0.64%      0.64%      0.64%
   Total annual operating expenses(4)(5)        1.39%(3)   2.18%      2.12%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  585     $  721     $  315
   Year 3                                      $  870     $  982     $  664
   Year 5                                      $1,176     $1,370     $1,139
   Year 10                                     $2,043     $2,313     $2,452

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  585     $  221     $  215
   Year 3                                      $  870     $  682     $  664
   Year 5                                      $1,176     $1,170     $1,139
   Year 10                                     $2,043     $2,313     $2,452

 30                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, and Income Allocation Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of HIFSCO to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.

SUMMARY COMPARISON OF THE FUNDS


HIFSCO invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic, global and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS


The investment goal (or objective) and principal investment strategies of each Underlying Fund are described in this Section. Further information about the Underlying Funds is contained in this Prospectus and Statement of Additional Information ("SAI") of the Underlying Funds. Because each fund invests in the Underlying Funds, investors in each fund will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund allocates to the Underlying Fund pursuing

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such strategies. To request a copy of a Prospectus or SAI for an Underlying
Fund, contact The Hartford Mutual Fund at 1-888-843-7834.

Each of the following Underlying Funds has an investment goal (or objective) that may be charged without approval of the Shareholders of the Underlying Fund. An Underlying Fund may not be able to achieve its goal.

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

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THE HARTFORD BALANCED INCOME FUND

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

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THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities: Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short-and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities: Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities: Generally 15% - 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.

Capital Appreciation: Generally 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations: Generally 5% - 15% of the total portfolio

The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the

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S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues

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and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light

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of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

THE HARTFORD FOCUS FUND

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses

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its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,

  -  market expectations of future earnings are too low,

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  -  market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the

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availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

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THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

  - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

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To achieve its goal of high current income, Hartford Investment Management's
High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

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Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions.

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The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of

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such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/ Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages

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or are expected to benefit from extended growth opportunities.

THE HARTFORD LARGECAP GROWTH FUND

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

THE HARTFORD MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $522 million and $20 billion. The fund may invest up to 20% of its total assets in

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securities of foreign issuers and non-dollar securities.

A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

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THE HARTFORD SELECT MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT SMALLCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be

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undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4 billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a

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style or size bias relative to the Russell 2000 Value Index.

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has

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selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains

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well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD STOCK FUND

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

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THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on

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maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

THE HARTFORD VALUE FUND

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

Each fund's share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds

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invest is permitted a wide range of investment techniques. The Underlying Funds'
risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each Fund, except Income Allocation Fund, may invest in equity securities (through certain Underlying Funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Each fund, except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds (through certain of the Underlying Funds) entails special additional risks.

USE OF MONEY MARKET INVESTMENTS
FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund (through certain Underlying Funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging an Underlying Fund's portfolio investments. Hedging techniques may not always be available to an Underlying Fund, and it may not always be feasible for an Underlying Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying Fund's manager expected. As a result, the use of these techniques

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may result in losses to a fund (through an Underlying Fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS


Each fund (through certain Underlying Funds) may invest in securities of foreign issuers and non-dollar securities and loans.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Each funds (through certain Underlying Funds) may invest in emerging markets.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting

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requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


The funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of small capitalization companies.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


The funds, as well as the Underlying Funds, are permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-

 58                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

  financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:
(1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING
PRACTICES


The underlying funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

THE HARTFORD MUTUAL FUNDS                                                     59

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT POLICIES

Equity Growth Allocation Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount;

THE HARTFORD MUTUAL FUNDS                                                     61

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and State Street Global Advisors managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the Underlying Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the Underlying Funds. Each sub-adviser may cause an Underlying Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Underlying Funds), although not all of these products and services are necessarily useful and of value in managing the Underlying Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

THE HARTFORD MUTUAL FUNDS                                                     63

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Balanced Allocation Fund      0.19%
The Hartford Conservative Allocation
  Fund                                     0.20%
The Hartford Equity Growth Allocation
  Fund (formerly The Hartford
  Aggressive Growth Allocation Fund)       0.20%
The Hartford Growth Allocation Fund        0.20%
The Hartford Income Allocation Fund        0.20%

A discussion regarding the basis for the Board of Director's approval of the investment management agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

EQUITY GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

GROWTH ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

BALANCED ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh
Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

INCOME ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

THE HARTFORD MUTUAL FUNDS                                                     65

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class R3, Class R4, and Class R5 shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 66                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO,

THE HARTFORD MUTUAL FUNDS                                                     67

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

(c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR THE HARTFORD INCOME ALLOCATION FUND

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

THE HARTFORD INCOME ALLOCATION FUND

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999       4.00%       4.17%          3.50%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

 68                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that

THE HARTFORD MUTUAL FUNDS                                                     69

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an

 70                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

THE HARTFORD MUTUAL FUNDS                                                     71

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests

 72                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial

THE HARTFORD MUTUAL FUNDS                                                     73

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31,

 74                                                    THE HARTFORD MUTUAL FUNDS
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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 76                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (WIRE       - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     77

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
                representative or plan administrator, or mail to the
                address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
                Note: The minimum amount when exchanging into a new fund
                is $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (WIRE         to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 78                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts
                      online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     79

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 80                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

    IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     81

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (WIRE         section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

  ADDRESS:                           PHONE NUMBER:
THE HARTFORD                   1-888-THE-STAG (843-7824)
    MUTUAL          OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
    FUNDS            ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.
  P.O. BOX
    64387
ST. PAUL, MN
  55164-0387

 82                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds (through certain Underlying Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Underlying Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds) uses a fair value pricing service approved by that Underlying Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Underlying Fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each Underlying Fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. The Money Market Fund's investments are value at amortized cost, which approximates market value. Short term

THE HARTFORD MUTUAL FUNDS                                                     83

TRANSACTION POLICIES
--------------------------------------------------------------------------------

investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.
BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain Underlying Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management

 84                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader

THE HARTFORD MUTUAL FUNDS                                                     85

TRANSACTION POLICIES
--------------------------------------------------------------------------------

makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do

 86                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Balanced Allocation Fund and Conservative Allocation Fund, are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

THE HARTFORD MUTUAL FUNDS                                                     87

TRANSACTION POLICIES
--------------------------------------------------------------------------------

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 88                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of

THE HARTFORD MUTUAL FUNDS                                                     89

TRANSACTION POLICIES
--------------------------------------------------------------------------------

each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 90                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD MUTUAL FUNDS                                                     91

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD EQUITY GROWTH
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................   $11.46       $ 0.02        $ 1.83        $ 1.85      $ (0.09)
  Class B.....................    11.37        (0.12)         1.88          1.76        (0.02)
  Class C.....................    11.37        (0.12)         1.88          1.76        (0.02)
  For the Year Ended October
    31, 2005
  Class A.....................    10.38        (0.02)         1.12          1.10        (0.02)
  Class B.....................    10.35        (0.08)         1.10          1.02           --
  Class C.....................    10.35        (0.07)         1.09          1.02           --
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................    10.00        (0.01)         0.39          0.38           --
  Class B.....................    10.00        (0.02)         0.37          0.35           --
  Class C.....................    10.00        (0.02)         0.37          0.35           --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD EQUITY GROWTH
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.01)         $   --          $(0.10)         $ 1.75       $13.21
  Class B.....................      (0.01)             --           (0.03)           1.73        13.10
  Class C.....................      (0.01)             --           (0.03)           1.73        13.10
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.02)           1.08        11.46
  Class B.....................         --              --              --            1.02        11.37
  Class C.....................         --              --              --            1.02        11.37
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................         --              --              --            0.38        10.38
  Class B.....................         --              --              --            0.35        10.35
  Class C.....................         --              --              --            0.35        10.35

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 98.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of Underlying Funds.

 92                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        16.18%      $116,198          0.79%              0.72%           (0.34)%        14%
        15.43         33,295          1.62               1.37            (0.93)         --
        15.43         51,936          1.51               1.37            (0.92)         --
        10.60         58,087          0.85               0.68            (0.43)          9
         9.88         20,155          1.64               1.33            (1.08)         --
         9.88         32,718          1.53               1.34            (1.08)         --
         3.80(f)      12,415          0.86(e)            0.67(e)         (0.58)(e)       3
         3.50(f)       4,532          1.69(e)            1.32(e)         (1.23)(e)      --
         3.50(f)       5,424          1.59(e)            1.32(e)         (1.23)(e)      --

THE HARTFORD MUTUAL FUNDS                                                     93

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GROWTH ALLOCATION
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................   $11.27       $ 0.07        $ 1.46        $ 1.53      $ (0.13)
  Class B.....................    11.19         0.03          1.42          1.45        (0.06)
  Class C.....................    11.19         0.03          1.42          1.45        (0.06)
  For the Year Ended October
    31, 2005
  Class A.....................    10.36         0.05          0.89          0.94        (0.03)
  Class B.....................    10.34        (0.01)         0.87          0.86        (0.01)
  Class C.....................    10.33        (0.01)         0.88          0.87        (0.01)
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................    10.00           --          0.36          0.36           --
  Class B.....................    10.00        (0.01)         0.35          0.34           --
  Class C.....................    10.00        (0.01)         0.34          0.33           --
THE HARTFORD BALANCED
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................    10.95         0.18          1.12          1.30        (0.22)
  Class B.....................    10.92         0.10          1.11          1.21        (0.13)
  Class C.....................    10.92         0.11          1.11          1.22        (0.14)
  For the Year Ended October
    31, 2005
  Class A.....................    10.30         0.13          0.64          0.77        (0.12)
  Class B.....................    10.28         0.06          0.62          0.68        (0.04)
  Class C.....................    10.28         0.06          0.62          0.68        (0.04)
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................    10.00         0.02          0.30          0.32        (0.02)
  Class B.....................    10.00         0.01          0.27          0.28           --
  Class C.....................    10.00           --          0.28          0.28           --
THE HARTFORD CONSERVATIVE
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................    10.57         0.26          0.76          1.02        (0.31)
  Class B.....................    10.56         0.19          0.76          0.95        (0.23)
  Class C.....................    10.56         0.19          0.76          0.95        (0.24)
  For the Year Ended October
    31, 2005
  Class A.....................    10.27         0.23          0.28          0.51        (0.21)
  Class B.....................    10.26         0.16          0.28          0.44        (0.14)
  Class C.....................    10.26         0.16          0.28          0.44        (0.14)
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................    10.00         0.03          0.27          0.30        (0.03)
  Class B.....................    10.00         0.02          0.25          0.27        (0.01)
  Class C.....................    10.00         0.02          0.25          0.27        (0.01)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD GROWTH ALLOCATION
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.01)         $   --          $(0.14)         $ 1.39       $12.66
  Class B.....................      (0.01)             --           (0.07)           1.38        12.57
  Class C.....................      (0.01)             --           (0.07)           1.38        12.57
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.03)           0.91        11.27
  Class B.....................         --              --           (0.01)           0.85        11.19
  Class C.....................         --              --           (0.01)           0.86        11.19
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................         --              --              --            0.36        10.36
  Class B.....................         --              --              --            0.34        10.34
  Class C.....................         --              --              --            0.33        10.33
THE HARTFORD BALANCED
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................      (0.02)             --           (0.24)           1.06        12.01
  Class B.....................      (0.02)             --           (0.15)           1.06        11.98
  Class C.....................      (0.02)             --           (0.16)           1.06        11.98
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.12)           0.65        10.95
  Class B.....................         --              --           (0.04)           0.64        10.92
  Class C.....................         --              --           (0.04)           0.64        10.92
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................         --              --           (0.02)           0.30        10.30
  Class B.....................         --              --              --            0.28        10.28
  Class C.....................         --              --              --            0.28        10.28
THE HARTFORD CONSERVATIVE
  ALLOCATION FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................      (0.12)             --           (0.43)           0.59        11.16
  Class B.....................      (0.12)             --           (0.35)           0.60        11.16
  Class C.....................      (0.12)             --           (0.36)           0.59        11.15
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.21)           0.30        10.57
  Class B.....................         --              --           (0.14)           0.30        10.56
  Class C.....................         --              --           (0.14)           0.30        10.56
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................         --              --           (0.03)           0.27        10.27
  Class B.....................         --              --           (0.01)           0.26        10.26
  Class C.....................         --              --           (0.01)           0.26        10.26

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 98.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of underlying Funds.

 94                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        13.64%      $370,088          0.69%              0.67%            0.49%         13%
        12.96        107,818          1.51               1.32            (0.15)         --
        12.96        181,434          1.44               1.32            (0.16)         --
         9.12        205,331          0.72               0.64             0.42           1
         8.37         65,739          1.53               1.29            (0.23)         --
         8.47        100,339          1.47               1.29            (0.23)         --
         3.60(f)      43,279          0.72(e)            0.63(e)          0.13(e)       --
         3.40(f)      14,177          1.52(e)            1.28(e)         (0.53)(e)      --
         3.30(f)      21,221          1.44(e)            1.28(e)         (0.52)(e)      --
        11.98        453,492          0.62               0.62             1.52          15
        11.22        109,117          1.44               1.36             0.82          --
        11.24        171,073          1.38               1.36             0.78          --
         7.47        262,878          0.66               0.60             1.26           2
         6.66         72,619          1.47               1.31             0.55          --
         6.66        103,248          1.41               1.31             0.56          --
         3.15(f)      67,293          0.62(e)            0.59(e)          0.99(e)       --
         2.82(f)      18,841          1.45(e)            1.29(e)          0.33(e)       --
         2.82(f)      30,414          1.38(e)            1.29(e)          0.30(e)       --
         9.85         93,504          0.64               0.63             2.41          29
         9.19         20,782          1.48               1.31             1.73          --
         9.10         36,123          1.41               1.31             1.67          --
         4.96         70,533          0.63               0.60             2.25          23
         4.26         14,525          1.48               1.26             1.60          --
         4.26         27,453          1.42               1.26             1.56          --
         2.96(f)      33,921          0.63(e)            0.60(e)          1.70(e)       --
         2.70(f)       4,993          1.44(e)            1.25(e)          1.05(e)       --
         2.70(f)      10,807          1.38(e)            1.25(e)          1.17(e)       --

THE HARTFORD MUTUAL FUNDS                                                     95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INCOME ALLOCATION
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................   $ 9.89       $ 0.42        $ 0.03        $ 0.45      $ (0.43)
  Class B.....................     9.88         0.35          0.03          0.38        (0.36)
  Class C.....................     9.88         0.35          0.03          0.38        (0.36)
  For the Year Ended October
    31, 2005
  Class A.....................    10.15         0.36         (0.26)         0.10        (0.36)
  Class B.....................    10.14         0.29         (0.26)         0.03        (0.29)
  Class C.....................    10.14         0.30         (0.27)         0.03        (0.29)
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................    10.00         0.09          0.15          0.24        (0.09)
  Class B.....................    10.00         0.07          0.14          0.21        (0.07)
  Class C.....................    10.00         0.07          0.14          0.21        (0.07)

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD INCOME ALLOCATION
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     $(0.02)         $   --          $(0.45)         $   --       $ 9.89
  Class B.....................      (0.02)             --           (0.38)             --         9.88
  Class C.....................      (0.02)             --           (0.38)             --         9.88
  For the Year Ended October
    31, 2005
  Class A.....................         --              --           (0.36)          (0.26)        9.89
  Class B.....................         --              --           (0.29)          (0.26)        9.88
  Class C.....................         --              --           (0.29)          (0.26)        9.88
  From (commencement of
    operations) May 28, 2004,
    through October 31, 2004
  Class A.....................         --              --           (0.09)           0.15        10.15
  Class B.....................         --              --           (0.07)           0.14        10.14
  Class C.....................         --              --           (0.07)           0.14        10.14

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 98.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of underlying Funds.

 96                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         4.64%       $25,383          0.80%              0.61%            4.32%         38%
         3.91          5,516          1.59               1.31             3.56          --
         3.91          8,042          1.53               1.31             3.53          --
         1.01         19,445          0.76               0.56             3.75          30
         0.29          4,778          1.56               1.26             3.09          --
         0.30          7,711          1.51               1.26             3.04          --
         2.42(f)      10,539          0.73(e)            0.56(e)          3.21(e)        3
         2.08(f)       1,690          1.63(e)            1.26(e)          2.56(e)       --
         2.08(f)       4,880          1.48(e)            1.26(e)          2.59(e)       --

THE HARTFORD MUTUAL FUNDS                                                     97

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                              YEAR ENDED         YEAR ENDED
----                                           OCTOBER 31, 2006   OCTOBER 31, 2005
                                               -----------------------------------
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                      0.72%              0.68%
Class B Shares                                      1.37%              1.33%
Class C Shares                                      1.37%              1.34%
GROWTH ALLOCATION FUND
Class A Shares                                      0.67%              0.64%
Class B Shares                                      1.32%              1.29%
Class C Shares                                      1.32%              1.29%
BALANCED ALLOCATION FUND
Class A Shares                                      0.62%              0.60%
Class B Shares                                      1.36%              1.31%
Class C Shares                                      1.36%              1.31%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                      0.63%              0.60%
Class B Shares                                      1.31%              1.26%
Class C Shares                                      1.31%              1.26%
INCOME ALLOCATION FUND
Class A Shares                                      0.61%              0.56%
Class B Shares                                      1.31%              1.26%
Class C Shares                                      1.31%              1.26%

---------------

 98                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Equity Growth Allocation Fund     A        1662   416648814   HAAAX
        The Hartford Equity Growth Allocation Fund     B        1663   416648798   HAABX
        The Hartford Equity Growth Allocation Fund     C        1664   416648780   HAACX
        The Hartford Growth Allocation Fund            A        1666   416648772   HRAAX
        The Hartford Growth Allocation Fund            B        1667   416648764   HRABX
        The Hartford Growth Allocation Fund            C        1668   416648756   HRACX
        The Hartford Balanced Allocation Fund          A        1670   416648749   HBAAX
        The Hartford Balanced Allocation Fund          B        1671   416648731   HBABX
        The Hartford Balanced Allocation Fund          C        1672   416648723   HBACX
        The Hartford Conservative Allocation Fund      A        1674   416648715   HCVAX
        The Hartford Conservative Allocation Fund      B        1675   416648699   HCVBX
        The Hartford Conservative Allocation Fund      C        1676   416648681   HCVCX
        The Hartford Income Allocation Fund            A        1678   416648673   HINAX
        The Hartford Income Allocation Fund            B        1679   416648665   HINBX
        The Hartford Income Allocation Fund            C        1680   416648657   HINCX

THE HARTFORD MUTUAL FUNDS                                                     99

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS
                             MARCH 1, 2007


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND          THE HARTFORD TARGET RETIREMENT FUNDS
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE       THE HARTFORD RETIREMENT INCOME FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION       THE HARTFORD TARGET RETIREMENT 2010 FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                THE HARTFORD TARGET RETIREMENT 2020 FUND
                                                      THE HARTFORD TARGET RETIREMENT 2030 FUND

                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2

A summary of each fund's                  The Hartford Retirement Income Fund                                    3
goals, principal strategies,              The Hartford Target Retirement 2010 Fund                               9
main risks, performance and               The Hartford Target Retirement 2020 Fund                              16
expenses                                  The Hartford Target Retirement 2030 Fund                              23

Description of other                      Investment strategies and investment matters                          29
investment strategies and                 Terms used in this Prospectus                                         58
investment risks

Investment manager and                    Management of the funds                                               59
management fee information

Information on your account               About your account                                                    63
                                          Choosing a share class                                                63
                                          How sales charges are calculated                                      65
                                          Sales charge reductions and waivers                                   66
                                          Opening an account                                                    72
                                          Buying shares                                                         73
                                          Selling shares                                                        75
                                          Transaction policies                                                  79
                                          Dividends and account policies                                        83
                                          Additional investor services                                          85

Further information on the                Financial highlights                                                  87
funds                                     Fund code, CUSIP number and symbol                                    93
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

Each fund is a diversified open-end fund and a series of The Hartford Mutual Funds, Inc. Each Fund is a "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management") Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund

THE HARTFORD MUTUAL FUNDS                                                      3

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund
The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

THE HARTFORD MUTUAL FUNDS                                                      5

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                   5.56%
   0

                                        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 2.88% (4th quarter, 2006) and the lowest quarterly return was -0.33% (2nd quarter, 2006).
--------------------------------------------------------------------------------

 6                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 09/30/05)
   Class A Return Before Taxes                 -0.25%        -0.27%
   Class A Return After Taxes on
   Distributions                               -1.21%        -2.55%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.18%        -1.52%
   Class B Return Before Taxes                 -0.24%         0.46%
   Class C Return Before Taxes                  3.76%         3.52%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         3.94%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      7

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                           16.39%     16.44%     16.44%
   Acquired Fund fees and expenses              0.62%      0.62%      0.62%
   Total annual operating expenses(4)(5)       17.41%(3)  18.21%     18.21%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.20%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $2,093     $2,135     $1,788
   Year 3                                      $4,629     $4,654     $4,458
   Year 5                                      $6,574     $6,633     $6,535
   Year 10                                     $9,680     $9,716     $9,753

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $2,093     $1,701     $1,701
   Year 3                                      $4,629     $4,458     $4,458
   Year 5                                      $6,574     $6,535     $6,535
   Year 10                                     $9,680     $9,716     $9,753

 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund

THE HARTFORD MUTUAL FUNDS                                                      9

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not

 10                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                     11

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                   7.37%
   0

                                        2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.11% (4th quarter, 2006) and the lowest quarterly return was -1.13% (2nd quarter, 2006).
--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     13

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 09/30/05)
   Class A Return Before Taxes                  1.46%          1.65%
   Class A Return After Taxes on
   Distributions                                0.66%         -0.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.94%         -0.09%
   Class B Return Before Taxes                  1.70%          2.51%
   Class C Return Before Taxes                  5.57%          5.51%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          3.94%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           7.87%      7.97%      7.93%
   Acquired Fund fees and expenses                             0.72%      0.72%      0.72%
   Total annual operating expenses(4)(5)                       8.99%(3)   9.84%      9.80%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $1,383     $1,436     $1,052
   Year 3                                      $2,949     $3,002     $2,734
   Year 5                                      $4,394     $4,514     $4,345
   Year 10                                     $7,530     $7,660     $7,742

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,383     $  960     $  956
   Year 3                                      $2,949     $2,743     $2,734
   Year 5                                      $4,394     $4,358     $4,345
   Year 10                                     $7,530     $7,660     $7,742

THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund

 16                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

THE HARTFORD MUTUAL FUNDS                                                     17

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the

 18                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

THE HARTFORD MUTUAL FUNDS                                                     19

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   8
   6
   4
   2                                   9.76%
   0

                                        2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.35% (4th quarter, 2006) and the lowest quarterly return was -1.50% (2nd quarter, 2006).
--------------------------------------------------------------------------------

 20                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 09/30/05)
   Class A Return Before Taxes                  3.72%         4.13%
   Class A Return After Taxes on
   Distributions                                2.96%         2.84%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.42%         2.81%
   Class B Return Before Taxes                  3.94%         4.95%
   Class C Return Before Taxes                  7.91%         8.15%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         3.94%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     21

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%       0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%       1.00%
   Other expenses(4)                                           9.40%      9.49%       9.42%
   Acquired Fund fees and expenses                             0.76%      0.76%       0.76%
   Total annual operating expenses(4)(5)                      10.56%(3)  11.40%      11.33%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.30%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $1,520     $1,572     $1,191
   Year 3                                      $3,302     $3,349     $3,087
   Year 5                                      $4,891     $4,999     $4,834
   Year 10                                     $8,152     $8,261     $8,320

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,520     $1,104     $1,097
   Year 3                                      $3,302     $3,103     $3,087
   Year 5                                      $4,891     $4,855     $4,834
   Year 10                                     $8,152     $8,261     $8,320

 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund

THE HARTFORD MUTUAL FUNDS                                                     23

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation
  Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for

 24                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the

THE HARTFORD MUTUAL FUNDS                                                     25

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 15%
  10
   5                                   9.83%
   0

                                        2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 6.22% (4th quarter, 2006) and the lowest quarterly return was -2.19% (2nd quarter, 2006).
--------------------------------------------------------------------------------

 26                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 09/30/05)
   Class A Return Before Taxes                  3.79%         3.89%
   Class A Return After Taxes on
   Distributions                                3.28%        -0.14%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.47%         0.95%
   Class B Return Before Taxes                  3.88%         4.80%
   Class C Return Before Taxes                  7.56%         7.58%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         3.94%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

 27                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%       0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%       1.00%
   Other expenses(4)                                          13.75%     13.85%      13.98%
   Acquired Fund fees and expenses                             0.78%      0.78%       0.78%
   Total annual operating expenses(4)(5)                      14.93%(3)  15.78%      15.91%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.
(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.35%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

         EXPENSES (WITH REDEMPTION)            CLASS A    CLASS B    CLASS C
   Year 1                                      $1,891     $1,939     $1,593
   Year 3                                      $4,186     $4,226     $4,038
   Year 5                                      $6,049     $6,133     $6,049
   Year 10                                     $9,308     $9,371     $9,445

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,891     $1,493     $1,504
   Year 3                                      $4,186     $4,013     $4,038
   Year 5                                      $6,049     $6,020     $6,049
   Year 10                                     $9,308     $9,371     $9,445

 28                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.

SUMMARY COMPARISON OF THE FUNDS


Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic, global and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors

THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS


The investment goal (or objective) and principal investment strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and Statement of Additional Information ("SAI") of the Underlying Funds. Because each fund invests in the Underlying Funds, investors will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus or SAI for an Underlying Fund, contact The Hartford at 1-888-843-7824.

Each of the following Underlying Funds has an investment goal (or objective) that may be changed without the approval of the shareholders of the Underlying Fund. An Underlying Fund may not be able to achieve its goal.

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

 30                                                    THE HARTFORD MUTUAL FUNDS
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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

THE HARTFORD BALANCED INCOME FUND

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities  Generally 25% -- 35% of the total portfolio

The Growth Opportunities strategy seeks short-and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities  Generally 25% -- 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities  Generally 15% -- 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.

Capital Appreciation  Generally 5% -- 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations  Generally 5% -- 15% of the total portfolio

The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality,

 32                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD MUTUAL FUNDS                                                     33

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral

 34                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

THE HARTFORD FOCUS FUND

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least

THE HARTFORD MUTUAL FUNDS                                                     35

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

 36                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,

  -  market expectations of future earnings are too low,

  - market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related

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subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or

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country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

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  -  the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield --

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high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks,

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convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are

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commonly referred to as "high yield -- high risk securities" or "junk bonds".
The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

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THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The

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sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

THE HARTFORD LARGECAP GROWTH FUND

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in

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securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

THE HARTFORD MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

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PRINCIPAL INVESTMENT STRATEGY.  The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

THE HARTFORD SELECT MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual

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fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT SMALLCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4 billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital

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concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

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THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in

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securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD STOCK FUND

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet,

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income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business

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environment, balance sheet, income statement, anticipated earnings and management team.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

THE HARTFORD VALUE FUND

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's

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investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  a strong management team, and

  -  strong industry position.

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

Each funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each Underlying Funds in which a fund may invest all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each fund may invest in equity securities (through certain Underlying Funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Each fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds (through certain Underlying Funds) entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

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USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES


Each fund through certain Underlying Funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's Underlying Fund's portfolio investments. Hedging techniques may not always be available to an Underlying Fund, and it may not always be feasible for an Underlying Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying Fund's manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS


Each fund (through certain Underlying Funds) may invest in securities of foreign issuers and non-dollar securities and loans.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and

THE HARTFORD MUTUAL FUNDS                                                     55
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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Each fund (through certain Underlying Funds), may invest in emerging markets.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


The funds (through certain Underlying Funds), may invest in securities of small capitalization companies.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


The funds, as well as the Underlying Funds, are permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such

 56                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:
(1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The Underlying Funds may, at times, engage in short-term trading. Short-term trading could

THE HARTFORD MUTUAL FUNDS                                                     57
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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds) may invest in various securities and engage in various investment techniques which are to the principal focus of the fund and therefore are to described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with the respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the Underlying Funds' investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

LITIGATION AND REGULATORY ACTIONS


There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and

THE HARTFORD MUTUAL FUNDS                                                     59

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is also the investment sub-adviser to the following Underlying Funds: Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the following Underlying Funds: Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. KAR is a registered

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the following Underlying Fund: Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and State Street Global Advisors managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the Underlying Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for Underlying Funds. Each sub-adviser may cause an Underlying Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Underlying Funds), although not all of these products and services are necessarily useful and of value in managing the Underlying Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

THE HARTFORD MUTUAL FUNDS                                                     61
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MANAGEMENT OF THE FUNDS
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MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                         MANAGEMENT
FUND                                        FEES
----                                     ----------
The Hartford Retirement Income Fund        0.20%
The Hartford Target Retirement 2010
  Fund                                     0.20%
The Hartford Target Retirement 2020
  Fund                                     0.20%
The Hartford Target Retirement 2030
  Fund                                     0.20%

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

RETIREMENT INCOME FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2010 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until jointing Hartford Investment Management.

TARGET RETIREMENT 2020 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading,

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until jointing Hartford Investment Management.

TARGET RETIREMENT 2030 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.

Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until jointing Hartford Investment Management.

THE HARTFORD MUTUAL FUNDS                                                     63
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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

"Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Boards of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing

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and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                      DEALER
                         AS A % OF     AS A %     COMMISSION AS
                         OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000          5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999       4.50%       4.71%          4.00%
$100,000 -- $249,999       3.50%       3.63%          3.00%
$250,000 -- $499,999       2.50%       2.56%          2.00%
$500,000 -- $999,999       2.00%       2.04%          1.75%
$1 million or more(1)         0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a result to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or

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the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of The Hartford Mutual Funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased

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  plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each

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share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge

THE HARTFORD MUTUAL FUNDS                                                     69
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ABOUT YOUR ACCOUNT
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waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.

Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

$30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall

THE HARTFORD MUTUAL FUNDS                                                     71
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Street Financial Group, Webster Investment Services, Inc, Wells Fargo
Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no

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more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly

THE HARTFORD MUTUAL FUNDS                                                     73

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

   with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 9140                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                   PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 74                                                    THE HARTFORD MUTUAL FUNDS

BUYING SHARES


 ON THE WEB
              TO ACCESS YOUR ACCOUNTS
  (COMPUTER   - Visit www.hartfordinvestor.com
  GRAPHIC)    - Login by selecting Hartford Mutual Funds from the login
                section, enter your User ID and password, and select
                Login. First time users will need to create a password by
                selecting the "Create Password" link.
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
              ACCOUNT
              - To purchase shares directly from your bank account, you
                must first add your banking information online, by
                selecting the Add Bank Instructions function.
              - Once bank instructions have been established, click on
                "View Account Detail" for the appropriate account. Select
                "Purchase Shares" from the "Select Action" menu, next to
                the fund you want to purchase into.
              - Follow the instructions on the Purchase Shares Request
                pages to complete and submit the request.
              TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
              MUTUAL FUND
              - Click on "View Account Detail" for the appropriate
                account. Select "Exchange Shares" from the "Select Action"
                menu, next to the fund you want to exchange from.
              - Follow the instructions on the Exchange Shares Request
                pages to complete and submit the request.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 ON THE PHONE
              TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE      ACCOUNT
  GRAPHIC)    - Verify that your bank/credit union is a member of the
                Automated Clearing House (ACH) system.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
              TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
              EXISTING HARTFORD MUTUAL FUND
              - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                exchange.
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     75

BUYING SHARES


 IN WRITING:
   WITH CHECK
              - Make out a check for the investment amount, payable to
  (CHECK        "The Hartford Mutual Funds."
  GRAPHIC)    - Complete the detachable investment slip from an account
                statement, or write a note specifying the fund name and
                share class, account number and the name(s) in which the
                account is registered.
              - Deliver the check and your investment slip, or note, to
                the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 9140
                  Minneapolis, MN 55480-9140
 BY EXCHANGE
              - Write a letter of instruction indicating the fund names,
  (ARROW        share class, account number, the name(s) in which the
  GRAPHIC)      accounts are registered, and your signature.
              - Deliver these instructions to your financial
              representative or plan administrator, or mail to the address listed below.
                  The Hartford Mutual Funds
                  P.O. Box 64387
                  St. Paul, MN 55164-0387
              Note: The minimum amount when exchanging into a new fund is
              $1,000 per fund.
 BY WIRE
              - Instruct your bank to wire the amount of your investment
  (COMPUTER     to:
  GRAPHIC)        US Bank National Association
                  9633 Lyndale Ave S
                  Bloomington, MN 55420-4270
                  ABA #091000022,
                  credit account no: 1-702-2514-1341
                  The Hartford Mutual Funds Purchase Account
                  For further credit to: (Your name)
                  Hartford Mutual Funds Account Number:
                  (Your account number)
              Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank
                may charge a fee to wire funds.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 76                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES ON THE WEB


 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
                  TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A
                  CHECK MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                  TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     77

 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
                - Mail the materials to the address below or to your plan
                  administrator
                * Please note that a notary public CANNOT provide a
                Medallion signature guarantee. Please check with a
                representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 78                                                    THE HARTFORD MUTUAL FUNDS

 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
              - Signatures and titles of all persons authorized to sign
                for the account, exactly as the account is registered
              - Indicate the amount of federal income tax withholding to be applied to your distribution
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
              - Corporate resolution, certified within the past twelve
                months, including signature of authorized signer(s) for
                the account
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
              - Signatures of the trustee(s)
              - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                trust, along with the signature page
    ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
    SITUATIONS OF DIVORCE OR DEATH
              - Call 1-888-843-7824 for instructions
 BY PHONE
              - Certain types of accounts may be redeemed by telephone.
  (PHONE        This is limited to non-retirement accounts or IRA plans
  GRAPHIC)      where the shareowner is age 59 1/2 or older. For
                circumstances in which you need to request to sell shares
                in writing, see "Selling Shares by Letter."
              - Restricted to sales of up to $50,000 per shareowner any
                7-day period.
              - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                request the forms to add it to an existing account.
              - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7
                P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                Monday through Thursday and between 9:15 A.M. and 6 P.M.
                Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                on Friday.
              - Complete transaction instructions on a specific account
                must be received in good order and confirmed by The
                Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                Central Time) or the close of the NYSE, whichever comes
                first. Any transaction on an account received after the
                close of the NYSE will receive the next business day's
                offering price.
              - For automated service 24 hours a day using your touch-tone phone, call the number below.

                   ADDRESS:                                       PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                         1-888-THE-STAG (843-7824)
                P.O. BOX 64387                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
           ST. PAUL, MN 55164-0387                                     PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     79

 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
              - Fill out the "Bank Account or Credit Union Information"
  (COMPUTER     section of your new account application or the "Bank or
  GRAPHIC)      Credit Union Information Form" to add bank instructions to your account.
              - EFT transactions may be sent for amounts of $50-$50,000.
                Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                for this service.
              - Wire transfers of amounts of $500 or more are available
                upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
              - Obtain a current prospectus for the fund into which you
  (ARROW        are exchanging by calling your financial representative or
  GRAPHIC)      the transfer agent at the number below.
              - Call your financial representative or the transfer agent to request an exchange.
              Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

  ADDRESS:                           PHONE NUMBER:
THE HARTFORD                   1-888-THE-STAG (843-7824)
    MUTUAL          OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
    FUNDS            ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.
  P.O. BOX
    64387
ST. PAUL, MN
  55164-0387

 80                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds (through certain Underlying Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Underlying Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Underlying Fund uses a fair value pricing service approved by that Underlying Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Underlying Fund's Board of Directors. Generally, each Underlying Fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money

THE HARTFORD MUTUAL FUNDS                                                     81

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain Underlying Funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 82                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected

THE HARTFORD MUTUAL FUNDS                                                     83

TRANSACTION POLICIES
--------------------------------------------------------------------------------

and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 84                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid

THE HARTFORD MUTUAL FUNDS                                                     85

TRANSACTION POLICIES
--------------------------------------------------------------------------------

annually. Dividends from the net investment income of the Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Retirement Income Fund are declared and paid monthly. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to

 86                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any other of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class

THE HARTFORD MUTUAL FUNDS                                                     87

TRANSACTION POLICIES
--------------------------------------------------------------------------------

of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 88                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006 and October 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD MUTUAL FUNDS                                                     89

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD RETIREMENT INCOME
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................   $ 9.87       $0.62         $(0.15)       $ 0.47       $(0.75)
  Class B.....................     9.87        0.63          (0.24)         0.39        (0.67)
  Class C.....................     9.87        0.63          (0.22)         0.41        (0.67)
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................    10.00        0.02          (0.14)        (0.12)       (0.01)
  Class B.....................    10.00        0.01          (0.14)        (0.13)          --
  Class C.....................    10.00        0.01          (0.14)        (0.13)          --
THE HARTFORD TARGET RETIREMENT
  2010 FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     9.82        0.47           0.22          0.69        (0.50)
  Class B.....................     9.82        0.34           0.27          0.61        (0.42)
  Class C.....................     9.82        0.40           0.21          0.61        (0.43)
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................    10.00        0.02          (0.20)        (0.18)          --
  Class B.....................    10.00        0.01          (0.19)        (0.18)          --
  Class C.....................    10.00        0.01          (0.19)        (0.18)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD RETIREMENT INCOME
  FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................     $   --          $   --          $(0.75)         $(0.28)       $9.59
  Class B.....................         --              --           (0.67)          (0.28)        9.59
  Class C.....................         --              --           (0.67)          (0.26)        9.61
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................         --              --           (0.01)          (0.13)        9.87
  Class B.....................         --              --              --           (0.13)        9.87
  Class C.....................         --              --              --           (0.13)        9.87
THE HARTFORD TARGET RETIREMENT
  2010 FUND(G)
  For the Year Ended October
    31, 2006
  Class A.....................         --           (0.36)          (0.86)          (0.17)        9.65
  Class B.....................         --           (0.36)          (0.78)          (0.17)        9.65
  Class C.....................         --           (0.36)          (0.79)          (0.18)        9.64
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................         --              --              --           (0.18)        9.82
  Class B.....................         --              --              --           (0.18)        9.82
  Class C.....................         --              --              --           (0.18)        9.82

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 94.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of underlying funds.

 90                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
         5.03%      $  420           16.84%              0.54%            2.54%         37%
         4.21          173           17.64               1.30             1.89          --
         4.42          161           17.64               1.30             1.88          --
        (1.22)(f)       47            0.63(e)            0.53(e)          4.08(e)       83
        (1.29)(f)       10            1.36(e)            1.26(e)          1.76(e)       --
        (1.29)(f)       10            1.36(e)            1.26(e)          1.76(e)       --
         7.43        1,618            8.32               0.54             2.01          10
         6.58          226            9.17               1.29             1.24          --
         6.53          475            9.13               1.30             1.63          --
        (1.80)(f)       11            0.65(e)            0.49(e)          2.53(e)       12
        (1.80)(f)       10            1.41(e)            1.26(e)          1.61(e)       --
        (1.80)(f)       10            1.41(e)            1.27(e)          1.60(e)       --

THE HARTFORD MUTUAL FUNDS                                                     91

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TARGET RETIREMENT
  2020 FUND(G)
  For the Year Ended October
    31, 2006(h)
  Class A.....................   $ 9.79       $ 0.13        $ 0.86        $ 0.99       $(0.35)
  Class B.....................     9.78         0.04          0.88          0.92        (0.28)
  Class C.....................     9.78         0.04          0.88          0.92        (0.28)
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................    10.00         0.01         (0.22)        (0.21)          --
  Class B.....................    10.00         0.01         (0.23)        (0.22)          --
  Class C.....................    10.00         0.01         (0.23)        (0.22)          --
THE HARTFORD TARGET RETIREMENT
  2030 FUND(G)
  For the Year Ended October
    31, 2006(h)
  Class A.....................     9.75         0.03          0.87          0.90        (0.49)
  Class B.....................     9.74        (0.02)         0.86          0.84        (0.42)
  Class C.....................     9.74           --          0.85          0.85        (0.42)
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................    10.00         0.01         (0.26)        (0.25)          --
  Class B.....................    10.00           --         (0.26)        (0.26)          --
  Class C.....................    10.00           --         (0.26)        (0.26)          --

                                                    -- SELECTED PER-SHARE DATA(A) --
                                ------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ---------
THE HARTFORD TARGET RETIREMENT
  2020 FUND(G)
  For the Year Ended October
    31, 2006(h)
  Class A.....................     $   --          $   --          $(0.35)         $ 0.64       $10.43
  Class B.....................         --              --           (0.28)           0.64        10.42
  Class C.....................         --              --           (0.28)           0.64        10.42
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................         --              --              --           (0.21)        9.79
  Class B.....................         --              --              --           (0.22)        9.78
  Class C.....................         --              --              --           (0.22)        9.78
THE HARTFORD TARGET RETIREMENT
  2030 FUND(G)
  For the Year Ended October
    31, 2006(h)
  Class A.....................         --           (0.80)          (1.29)          (0.39)        9.36
  Class B.....................         --           (0.80)          (1.22)          (0.38)        9.36
  Class C.....................         --           (0.80)          (1.22)          (0.37)        9.37
  From (commencement of
    operations) September 30,
    2005, through October 31,
    2005
  Class A.....................         --              --              --           (0.25)        9.75
  Class B.....................         --              --              --           (0.26)        9.74
  Class C.....................         --              --              --           (0.26)        9.74

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see table on page 94.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of Underlying Funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 92                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------
                                   RATIO OF            RATIO OF         RATIO OF
                                   EXPENSES            EXPENSES           NET
                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
       TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
     RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
     ----------   ----------   -----------------   -----------------   ----------   ----------
        10.37%        $2,125          9.85%              0.53%            1.35%         19%
         9.56            291         10.69               1.29             0.39          --
         9.58            337         10.62               1.30             0.41          --
        (2.10)(f)        144          0.66(e)            0.51(e)          2.77(e)       28
        (2.20)(f)         10          1.37(e)            1.25(e)          0.86(e)       --
        (2.20)(f)         10          1.37(e)            1.26(e)          0.85(e)       --
        10.00          1,857         14.20               0.53             0.37          19
         9.22            305         15.05               1.24            (0.28)         --
         9.35             81         15.18               1.10               --          --
        (2.50)(f)         10          0.69(e)            0.48(e)          0.76(e)       14
        (2.60)(f)         10          1.39(e)            1.24(e)            --(e)       --
        (2.60)(f)          9          1.39(e)            1.24(e)            --(e)       --

THE HARTFORD MUTUAL FUNDS                                                     93

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2006
----                                                          ----------------
TARGET RETIREMENT 2010 FUND
Class A Shares                                                     0.54%
Class B Shares                                                     1.29%
Class C Shares                                                     1.30%
TARGET RETIREMENT 2020 FUND
Class A Shares                                                     0.53%
Class B Shares                                                     1.29%
Class C Shares                                                     1.30%
TARGET RETIREMENT 2030 FUND
Class A Shares                                                     0.53%
Class B Shares                                                     1.24%
Class C Shares                                                     1.10%

 94                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                       CLASS    FUND     CUSIP
        NAME                                           SHARES   CODE    NUMBER     SYMBOL
        ----                                           ------   ----   ---------   ------
        The Hartford Target Retirement 2010 Fund       A        1236   416648392   HTTAX
        The Hartford Target Retirement 2010 Fund       B        1237   416648384   HTTBX
        The Hartford Target Retirement 2010 Fund       C        1238   416648376   HTTCX
        The Hartford Target Retirement 2020 Fund       A        1240   416648350   HTWAX
        The Hartford Target Retirement 2020 Fund       B        1241   416648343   HTWBX
        The Hartford Target Retirement 2020 Fund       C        1242   416648335   HTWCX
        The Hartford Target Retirement 2030 Fund       A        1244   416648319   HTHAX
        The Hartford Target Retirement 2030 Fund       B        1245   416648293   HTHBX
        The Hartford Target Retirement 2030 Fund       C        1246   416648285   HTHCX

THE HARTFORD MUTUAL FUNDS                                                     95

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

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SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589